                                                                  Exhibit 99.f.1

                                                                  EXECUTION COPY





                         SALE AND SERVICING AGREEMENT
                           Dated as of June 1, 2000

                                     Among

                               MCG MASTER TRUST
                                    (Trust)

                          MCG FINANCE CORPORATION II
                                   (Seller)

                                      and

                            MCG CREDIT CORPORATION
                           (Originator and Servicer)

                            MCG MASTER TRUST NOTES

                               TABLE OF CONTENTS
                               -----------------

Section                                                                                                        Page
-------                                                                                                        ----
                                                             ARTICLE I

                                                            DEFINITIONS
                                                            -----------

Section 1.01        Definitions...............................................................................    2
Section 1.02        Use of Words and Phrases..................................................................    2
Section 1.03        Captions; Table of Contents...............................................................    2

                                                            ARTICLE II

                                               SALE AND CONVEYANCE OF THE TRUST FUND
                                               -------------------------------------

Section 2.01        Sale and Conveyance of Trust Fund.........................................................    2
Section 2.02        Possession of Commercial Loan Files.......................................................    2
Section 2.03        Books and Records.........................................................................    3
Section 2.04        Delivery of Commercial Loan Files.........................................................    3
Section 2.05        Acceptance by Trustee of the Trust Fund; Certain Substitutions; Certification by
                    Indenture Trustee; Possession of Files....................................................    6
Section 2.06        [Reserved]................................................................................    8
Section 2.07        [Reserved]................................................................................    8
Section 2.08        Fees and Expenses of the Owner Trustee and the Indenture Trustee..........................    8
Section 2.09        Transfer and Conveyance of the Commercial Loans...........................................    8
Section 2.10        Optional Repurchase or Substitution of Commercial Loans...................................   10
Section 2.11        Subsequent Sales..........................................................................   10

                                                            ARTICLE III

                                                  REPRESENTATIONS AND WARRANTIES

Section 3.01        Representations of the Seller and the Servicer............................................   11
Section 3.02        Individual Commercial Loans...............................................................   13
Section 3.03        Purchase and Substitution of Defective Commercial Loans...................................   18

                                      (i)

                                                            ARTICLE IV

                                         ADMINISTRATION AND SERVICING OF COMMERCIAL LOANS
                                         ------------------------------------------------
Section 4.01        Duties of the Servicer.....................................................................  20
Section 4.02        Liquidation of Commercial Loans............................................................  23
Section 4.03        Establishment of Principal and Interest Accounts; Deposits in Principal and Interest
                    Accounts...................................................................................  24
Section 4.04        Permitted Withdrawals From the Principal and Interest Account..............................  25
Section 4.05        [Intentionally Omitted]....................................................................  27
Section 4.06        Transfer of Accounts.......................................................................  27
Section 4.07        Maintenance of Hazard Insurance............................................................  27
Section 4.08        [Intentionally Omitted]....................................................................  28
Section 4.09        Fidelity Bond..............................................................................  28
Section 4.10        Title, Management and Disposition of Foreclosed Property...................................  28
Section 4.11        [Intentionally Omitted]....................................................................  29
Section 4.12        Collection of Certain Commercial Loan Payments.............................................  29
Section 4.13        Access to Certain Documentation and Information Regarding the Commercial Loans.............  29

                                                             ARTICLE V

                                                    PAYMENTS TO THE NOTEHOLDERS
                                                    ---------------------------

Section 5.01        Establishment of Note Distribution Account; Deposits in Note Distribution Account;
                    Permitted Withdrawals from Note Distribution Account.......................................  30
Section 5.02        Establishment of Transferor Interest Account; Deposits in Transferor Interest
                    Account; Permitted Withdrawals from Transferor Interest Account............................  31
Section 5.03        Establishment of Expense Account; Deposits in Expense Account; Permitted Withdrawals
                    from Expense Account.......................................................................  31
Section 5.04        Funding Account............................................................................  32
Section 5.05        [Intentionally Omitted]....................................................................  33
Section 5.06        Investment of Accounts.....................................................................  33
Section 5.07        Allocations................................................................................  34
Section 5.08        [Intentionally Omitted]....................................................................  36
Section 5.09        Statements.................................................................................  36
Section 5.10        Reports of Foreclosure and Abandonment.....................................................  36

                                     (ii)

                                                            ARTICLE VI

                                                    GENERAL SERVICING PROCEDURE
                                                    ---------------------------
Section 6.01        [Intentionally Omitted]....................................................................  37
Section 6.02        Satisfaction of Mortgages and Collateral and Release of Commercial Loan Files..............  37
Section 6.03        Servicing Compensation.....................................................................  38
Section 6.04        Annual Statement as to Compliance..........................................................  39
Section 6.05        Annual Independent Public Accountants' Servicing Report....................................  39
Section 6.06        Indenture Trustee's Right to Examine Servicer Records and Audit Operations.................  39
Section 6.07        Reports to the Indenture Trustee; Principal and Interest Account Statements................  39

                                                            ARTICLE VII

                                                REPORTS TO BE PROVIDED BY SERVICER
                                                ----------------------------------

Section 7.01        Financial Statements.......................................................................  40

                                                           ARTICLE VIII

                                                           THE SERVICER
                                                           ------------

Section 8.01        Indemnification; Third Party Claims........................................................  40
Section 8.02        Merger or Consolidation of the Servicer....................................................  41
Section 8.03        Limitation on Liability of the Servicer and Others.........................................  41
Section 8.04        Servicer Not to Resign.....................................................................  42

                                                            ARTICLE IX

                                                       SERVICER TERMINATION
                                                       --------------------

Section 9.01        Servicer Termination Events................................................................  42
Section 9.02        Trustee to Act; Appointment of Successor...................................................  44
Section 9.03        Waiver of Defaults.........................................................................  46
Section 9.04.       Control by Majority Noteholders............................................................  46

                                     (iii)

                                                             ARTICLE X

                                                            TERMINATION
                                                            -----------
Section 10.01       Termination................................................................................  47
Section 10.02       Accounting Upon Termination of Servicer....................................................  47

                                                            ARTICLE XI

                                                     MISCELLANEOUS PROVISIONS
                                                     ------------------------

Section 11.01       Acts of Noteholders........................................................................  48
Section 11.02       Amendment..................................................................................  48
Section 11.03       Duration of Agreement......................................................................  49
Section 11.04       Governing Law..............................................................................  49
Section 11.05       Notices....................................................................................  49
Section 11.06       Severability of Provisions.................................................................  49
Section 11.07       No Partnership.............................................................................  50
Section 11.08       Counterparts...............................................................................  50
Section 11.09       Successors and Assigns.....................................................................  50
Section 11.10       Headings...................................................................................  50
Section 11.11       Notification to Rating Agencies............................................................  50
Section 11.12       Limitation of Liability....................................................................  50

                                     (iv)

APPENDIX A                          Definitions and Usage

                                              EXHIBIT INDEX
                                              -------------

EXHIBIT A                         Contents of Commercial Loan File
EXHIBIT B                         [Intentionally Omitted]
EXHIBIT C                         Principal and Interest Account
                                   Letter Agreement
EXHIBIT D                         [Intentionally Omitted]
EXHIBIT E                         [Intentionally Omitted]
EXHIBIT F                         Initial Certification
EXHIBIT F-1                       Final Certification
EXHIBIT G                         [Intentionally Omitted]
EXHIBIT H                         Commercial Loan Schedule
EXHIBIT I                         Request for Release of Documents
EXHIBIT J                         Form of Delinquency Report
EXHIBIT K                         Monthly Servicer's Certificate

                                      (v)

     Sale and Servicing Agreement dated as of June 1, 2000 among MCG Master Trust (the "Trust"), MCG Finance Corporation II, as Seller (the "Seller") and MCG Credit Corporation, as an Originator (the "Originator") and as Servicer (the "Servicer").

                             PRELIMINARY STATEMENT

     The Trust was formed for the purpose of issuing asset backed notes and asset backed certificates secured by the Commercial Loans. The Issuer has entered into a trust indenture, dated as of June 1, 2000, and will enter into one or more Terms Supplements (collectively, the "Indenture"), each between the Trust and the Indenture Trustee, pursuant to which the Trust intends to issue from time to time its MCG Master Trust Notes (the "Notes"). Pursuant to the Indenture, as security for the indebtedness represented by the Notes and any Hedging Agreements, the Issuer is and will be pledging to the Indenture Trustee, and granting the Indenture Trustee a security interest in, among other things, all of its right, title and interest in and to the Commercial Loans (but not the Retained Interest) and its rights under this Agreement.

     The parties desire to enter into this Agreement to provide, among other things, for the servicing of such Commercial Loans by the Servicer. The Seller and the Servicer acknowledge that, in order further to secure the Notes and any Hedging Agreements, the Trust is and will be granting to the Indenture Trustee a security interest in, among other things, its rights under this Agreement, and the Seller and the Servicer agree that all covenants and agreements made by the Seller and the Servicer herein with respect to such Commercial Loans shall also be for the benefit and security of the Indenture Trustee and the Secured Parties. For its services hereunder, the Servicer will receive a Servicing Fee (as defined herein) with respect to each Commercial Loan serviced hereunder. The Owner Trustee is executing this Sale and Servicing Agreement on behalf of the Trust on June 16, 2000 and this Sale and Servicing Agreement is effective vis-a-vis the Trust as of such date.

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     Section 1.01 Definitions. For all purposes of this Agreement, capitalized
                  -----------
terms used herein shall have the meanings set forth in Appendix A, unless the context clearly indicates otherwise.

     Section 1.02 Use of Words and Phrases. "Herein", "hereby", "hereunder",
                  ------------------------
"hereof", "hereinbefore", "hereinafter" and other equivalent words refer to this Agreement as a whole and not solely to the particular section of this Agreement in which any such word is used.

     Section 1.03 Captions; Table of Contents. The captions or headings in this
                  ---------------------------
Agreement and the Table of Contents are for convenience only and in no way define, limit or describe the scope and intent of any provisions of this Agreement.

                                  ARTICLE II

                     SALE AND CONVEYANCE OF THE TRUST FUND
                     -------------------------------------

     Section 2.01   Sale and Conveyance of Trust Fund.
                    ---------------------------------

          (a) On the terms and conditions hereinafter set forth, from time to time prior to the Expiration Date, the Seller may, at its option, transfer to the Trust, without recourse, and subject to the terms of the Basic Documents, all of the right, title and interest of the Seller in and to the Commercial Loans and all other assets included or to be included in the Trust Fund. In partial consideration for its transfer of such Commercial Loans, on each Transfer Date, the Seller shall receive from amounts deposited into the Funding Account the amount determined pursuant to Section 2.09(a)(ii).

          (b) The rights of the Noteholders, Certificateholders, the Hedge Counterparties and the holder of the Transferor Interest to receive payments with respect to the Commercial Loans in respect of the Notes, the Certificates, the Hedging Agreement and the Transferor Interest, and all interests of such parties in such payments, shall be as set forth in the Basic Documents.

     Section 2.02   Possession of Commercial Loan Files.
                    -----------------------------------

          (a) Upon the transfer of a Commercial Loan, the ownership of each transferred Commercial Loan Note, the Mortgage, if applicable, and the contents of the related Commercial Loan File will be vested in the Trust.

          (b) Pursuant to Section 2.04, two Business Days prior to each Transfer Date, the Seller will deliver, or cause to be delivered, to the Indenture Trustee each Commercial Loan File relating to the Commercial Loans being transferred on such Transfer Date.

          (c) The Seller also hereby assigns to the Trust all of the Seller's right, title and interest (but none of its obligations) in each Commercial Loan Sale Agreement, including but not limited to the Seller's right to exercise the remedies created by each Commercial Loan Sale Agreement.

     Section 2.03   Books and Records.
                    -----------------

          The Seller shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Commercial Loan which shall be clearly marked to reflect the ownership of each Commercial Loan by the Trust for the benefit of the Noteholders, the Certificateholders and the Hedge Counterparties, as their interests may appear.

     Section 2.04   Delivery of Commercial Loan Files.
                    ---------------------------------

          I. On or prior to the Closing Date, the Seller will deliver or cause to be delivered to the Indenture Trustee each of the following documents:

          (a) A blanket assignment of all of Seller's right, title and interest to all Collateral securing the Commercial Loans at any time transferred to the Trust including without limitation, all rights under applicable guarantees and insurance policies, such assignment shall be in the name of Norwest Bank Minnesota, National Association, its successors and assigns, as indenture trustee under the Indenture dated as of June 1, 2000, relating to MCG Master Trust;

          (b) Irrevocable powers of attorney of the Originator, the Seller and the Issuer to the Indenture Trustee to execute, deliver, file or record and otherwise deal with the Collateral for the Commercial Loans at any time transferred to the Trust in accordance with this Agreement. The powers of attorney will be delegable by the Indenture Trustee to the Servicer and any successor servicer and will permit the Indenture Trustee or its delegate to prepare, execute and file or record UCC financing statements and notices to insurers; and

          (c) Blanket UCC-1 financing statements identifying by type all Collateral for the Commercial Loans to be transferred to the Trust as Collateral under the Indenture and naming the Trust and the Indenture Trustee, as assignee of the Trust, as "Secured Party" and the Seller as the "Debtor". The UCC-1 financing statements will be filed promptly following the Closing Date in Virginia and will be in the nature of protective notice filings rather than true financing statements.

          II. By 2:00 P.M. (central time) two Business Days prior to each Transfer Date, the Seller will deliver or cause to be delivered to the Indenture Trustee each of the following documents for each Commercial Loan described in clause (i) of the definition thereof that is being transferred on such Transfer Date (except for Commercial Loans where the Originator or one of its Affiliates is a co-lender but not the agent):

          (a) The original Commercial Loan Note, endorsed by means of an allonge as follows: "Pay to the order of Norwest Bank Minnesota, National Association, and its successors and assigns, not in its individual capacity but solely as Indenture Trustee under that certain Indenture dated as of June 1, 2000, relating to MCG Master Trust, without recourse" and signed, by facsimile or manual signature, in the name of the Seller by a Responsible Officer, with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Seller;

          (b) A copy of the related loan agreement (which may be included in the Commercial Loan Note if so indicated in the Commercial Loan Checklist), together with all amendments and modifications thereto;

          (c) A copy of the related security agreement signed by the primary Obligor;

          (d)       A copy of the Commercial Loan Checklist; and

          (e) For Commercial Loans that are Material Mortgage Loans as identified by the Seller, the documents listed on Exhibit A hereof, as and to the extent required thereby.

                    Notwithstanding the foregoing, for Additional Fundings relating to a Commercial Loan for which the documents listed in (a) through (e) above were previously delivered to the Indenture Trustee, the Seller need only deliver to the Indenture Trustee by 2:00 P.M. (central time) two Business Days prior to the related Transfer Date, a copy of the advance request received from the related Obligor.

          III. Within five Business Days after each Transfer Date, the Seller will deliver or cause to be delivered to the Indenture Trustee each of the following documents (as identified in the related Commercial Loan Checklist) relating to a Commercial Loan that was transferred on such Transfer Date:

          (a) For each Supplemental Interest, if the Supplemental Interest consists of a warrant certificate, the original warrant certificate, endorsed by means of an allonge as follows: "Pay to the order of Norwest Bank Minnesota, National Association, and its successors and assigns, not in its individual capacity but solely as Indenture Trustee under that certain Indenture dated as of June 1, 2000, relating to MCG Master Trust, without recourse" and signed, by facsimile or manual signature in the name of the Seller by a Responsible Officer, with all prior intervening endorsements showing a complete chain of endorsement from the original holder to the Seller; and

          (b) For each Supplemental Interest, if the Supplemental Interest consists of an option/warrant, the original option/warrant agreement.

                  (c) A copy of any related guarantees then executed in connection with such Commercial Loan; and

                  (d) A copy of all UCC financing statements filed or to be filed securing the related Collateral naming the Originator as "Secured Party" that have been filed or that are otherwise necessary to satisfy the standard in
Section 3.02(gg);

                  IV. By 2:00 P.M. (central time) two Business Days prior to each Transfer Date, the Seller will deliver or cause to be delivered to the Indenture Trustee (x) each of the following documents for each Commercial Loan described in clause (iii) of the definition thereof that is being transferred on such Transfer Date and (y) the documents listed in (a) and (b) below for each Commercial Loan being transferred on such Transfer Date that is described in clause (i) of the definition thereof where the Originator or one of its Affiliates is a co-lender but not the agent:

                  (a) The original Commercial Loan Note, endorsed by means of an allonge as follows: "Pay to the order of Norwest Bank Minnesota, National Association, and its successors and assigns, not in its individual capacity but solely as Indenture Trustee under that certain Indenture dated as of June 1, 2000, relating to MCG Master Trust, without recourse" and signed, by facsimile or manual signature, in the name of the Seller by a Responsible Officer, with all prior and intervening endorsements showing a complete chain of endorsement from the original holder to the Seller;

                  (b) A copy of the related loan agreement, together with all amendments and modifications thereto; and

                  (c) If such Commercial Loan Assignment relates to a loan for which the Originator is not the lead lender, an original assignment agreement between the selling lender and the Originator.

                  V. Within ten Business Days after each Transfer Date, (x) if the Commercial Loan Checklist for a Commercial Loan indicates that Collateral includes a pledge of stock, the Seller will deliver or cause to be delivered to the Indenture Trustee the original stock certificate serving as Collateral for such Commercial Loan, along with an executed stock power executed in blank, and
(y) for Commercial Loans covered by IV above, the Seller will deliver or cause to be delivered to the Indenture Trustee a copy of the related security agreement.

                  VI. Within 120 days after each Transfer Date, the Seller will deliver or cause to be delivered to the Indenture Trustee each of the following documents for each Commercial Loan that was transferred on such Transfer Date:

                  (a) The original stamped copy (or copy thereof) of all UCC financing statements securing the related Collateral naming the Originator as "Secured Party"; and

                  (b) All other items listed in the related Commercial Loan Checklist that have not previously been delivered to the Indenture Trustee, or a certificate from a Responsible Officer of the Seller that such delivery has been waived consistent with the prudent lending practices and the Credit and Collection Policy of the Seller and such waiver shall not have a material adverse effect on the Noteholders.

                  All Commercial Loan documents held by the Indenture Trustee as to each Commercial Loan are referred to herein as the "Indenture Trustee's Document File."

                  Although it is the intent of the parties to this Agreement that the conveyance of the Seller's right, title and interest in and to the Commercial Loans and other assets in the Trust Fund pursuant to this Agreement shall constitute a purchase and sale and not a loan, in the event that such conveyance is deemed to be a loan, it is the intent of the parties to this Agreement that the Seller shall be deemed to have granted, and hereby does grant, to the Trust a security interest (which will be perfected and of first priority upon filing of a UCC-1 financing statement naming the Seller as "Debtor" and the Indenture Trustee as "Secured Party" with the Secretary of State of the Commonwealth of Virginia and/or the Indenture Trustee taking possession with endorsements as agent for the Issuer) in all of the Seller's right, title and interest in, to and under the Commercial Loans and other assets in the Trust Fund (other than the Transferor's Interest, if any, and the Retained Interest), and that this Agreement shall constitute a security agreement under applicable law.

                  All recording required pursuant to this Section 2.04 shall be accomplished by and at the expense of the Servicer.

          Section 2.05  Acceptance by Indenture Trustee of the Trust Fund;
                        --------------------------------------------------
                        Certain Substitutions; Certification by Indenture
                        -------------------------------------------------
                        Trustee; Possession of Files.
                        ----------------------------

                  (a) On or prior to the applicable Transfer Date (or, with respect to any Qualified Substitute Commercial Loan, on or prior to the assignment thereof), the Indenture Trustee shall review the portion of the Indenture Trustee's Document File required to be delivered pursuant to Section
2.04 II and IV and shall deliver to the Originator, the Seller and the Servicer a certification in the form attached hereto as Exhibit F on or prior to such Transfer Date (or, with respect to any Qualified Substitute Commercial Loan, on or prior to the assignment thereof). Within two Business Days after the Indenture Trustee receives the portion of the Indenture Trustee's Document File required to be delivered pursuant to Section 2.04 III, V and VI, the Indenture Trustee shall deliver to the Originator, the Seller and the Servicer a certification in the form attached hereto as Exhibit F. Within 360 days after each Transfer Date (or, with respect to any Qualified Substitute Commercial Loan, within 360 days after the assignment thereof), the Indenture Trustee shall deliver to the Originator, the Servicer, the Seller and any Noteholder who requests a copy from the Indenture Trustee a final certification in the form attached hereto as Exhibit F-1 evidencing the completeness of the Indenture Trustee's Document Files with respect to the Commercial Loans being transferred on such Transfer Date.

                  (b) If the Indenture Trustee during the process of reviewing the Indenture Trustee's Document Files finds any document constituting a part of an Indenture Trustee's Document File which is not properly executed, has not been received, is unrelated to a Commercial Loan identified in the Commercial Loan Schedule, or does not conform in a material respect to the requirements of
Section 2.04 or the description thereof as set forth in the Commercial Loan Schedule, the Indenture Trustee shall promptly so notify the Originator, the Seller and the Servicer. In performing any such review, the Indenture Trustee may conclusively rely on the Originator as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Indenture Trustee's review of the Commercial Loan Files is limited solely to confirming that the documents listed in Section 2.04 have been executed and received and relate to the Commercial Loans identified in the Commercial Loan Schedule. The Originator agrees to use reasonable efforts to remedy a material defect in a document constituting part of a Commercial Loan File of which it is so notified by the Indenture Trustee. If, however, within 30 days after the Indenture Trustee's notice to it respecting such material defect the Originator has not remedied the defect and such defect materially and adversely affects the value of the related Commercial Loan, the Originator will (i) substitute in lieu of such Commercial Loan a Qualified Substitute Commercial Loan in the manner and subject to the conditions set forth in Section 3.03 or (ii) purchase such Commercial Loan at a purchase price equal to its Repurchase Price, which purchase price shall be deposited in the Principal and Interest Account within such 30-day period; provided, however, if at the time the Originator would be required to purchase a Commercial Loan the Transferor Interest exceeds $0, at the option of the Seller, written notice of which shall be given to the Servicer, the Indenture Trustee and the Originator, the Repurchase Price required to be paid by the Originator and the Transferor Interest shall each be reduced by the portion of the Transferor Interest set forth in such notice and, provided further, if the Originator does not substitute for or repurchase a Commercial Loan within the required time, the Transferor Interest shall be reduced automatically, but not below $0, by the Repurchase Price of such Commercial Loan. If the Transferor Interest equals or exceeds the Repurchase Price, the Originator shall be deemed to have complied with its repurchase obligation. If the Transferor Interest is less than the Repurchase Price, the Originator shall be deemed to have breached its repurchase obligation. Alternatively, if at the time the Originator would be required to purchase a Commercial Loan the Subordination Amount for each Series is at least equal to its related Minimum Subordination Amount, at the option of the Seller, written notice of which shall be given to the Servicer, the Indenture Trustee and the Originator, the Repurchase Price required to be paid by the Originator and the outstanding balance of any Subordinated Notes owned by the Originator or the Seller shall each be reduced by the amount set forth in such notice (but not below the amount necessary so that the Subordination Amount for each Series is at least equal to its related Minimum Subordination Amount after giving effect to such reduction).

                  (c) Upon receipt by the Indenture Trustee of a certification of a Servicing Officer of the Servicer of such purchase and the deposit of the amounts described above in the Principal and Interest Account (which certification shall be in the form of Exhibit I hereto), the Indenture Trustee shall release to the Servicer for release to the Originator the related Indenture Trustee's Document File and the Indenture Trustee and the Trust shall execute, without recourse, and deliver such instruments of transfer necessary to transfer all right, title and interest in such Commercial Loan to the Originator and any related Supplemental Interest free and clear of any Liens created by the Basic Documents. All costs of any such transfer shall be borne by the Servicer.

                  (d) If in connection with taking any action (including, without limitation, the amendment to documents, the revision to Collateral and/or the sale of Supplemental Interests) the Servicer requires any item constituting part of the Indenture Trustee's Document File, or the release from the lien of the related Commercial Loan of all or part of any Collateral, the Servicer shall deliver to the Indenture Trustee a certificate to such effect in the form attached as Exhibit I hereto. Upon receipt of such certification, the Indenture Trustee, shall deliver to the Servicer, within two Business Days of such request (if such request was received by 2:00 P.M., central time), the requested documentation, and the Indenture Trustee shall execute, without recourse, and deliver such instruments of transfer necessary to release all or the requested part of the Collateral (including any Supplemental Interests associated with such Commercial Loan) from the lien of the related Commercial Loan and/or the Lien under the Basic Documents.

                  On the Remittance Date in March of each year, commencing March 2001, the Indenture Trustee shall deliver to the Originator, the Seller, and the Servicer a certification detailing all transactions with respect to the Commercial Loans for which the Indenture Trustee holds an Indenture Trustee's Document File pursuant to this Agreement during the prior calendar year. Such certification shall list all Indenture Trustee's Document Files which were released by or returned to the Indenture Trustee during the prior calendar year, the date of such release or return and the reason for such release or return.

          Section 2.06  [Reserved].
                         --------

          Section 2.07  [Reserved].
                         --------

          Section 2.08   Fees and Expenses of the Owner Trustee and the
                         ----------------------------------------------
                         Indenture Trustee.
                         -----------------

                  The fees and expenses of the Owner Trustee in its individual capacity and the Indenture Trustee including (i) the annual fees of the Owner Trustee in its individual capacity and the Indenture Trustee and (ii) any other fees and expenses to which the Owner Trustee in its individual capacity and the Indenture Trustee are entitled shall be paid from the Expense Account in the manner set forth in Section 5.03 hereof. The Servicer, the Indenture Trustee and the Trust hereby covenant with the Noteholders, the Certificateholders and the Hedge Counterparties that every material contract or other material agreement entered into by the Trust, the Indenture Trustee, or the Servicer, acting as attorney-in-fact for the Indenture Trustee or the Trust, on behalf of the Trust Fund shall expressly state therein that no Noteholder, Certificateholder or Hedge Counterparty shall be personally liable in connection with such contract or agreement.

          Section 2.09  Transfer and Conveyance of the Commercial Loans.
                        -----------------------------------------------

                  (a)   (i)  Subject to the conditions set forth in paragraph
(b) below, the Seller shall on any Transfer Date contribute, transfer, assign, set over and otherwise convey, without recourse, to the Trust all right, title and interest of the Seller in and to the funded portion of the Commercial Loans listed on the Commercial Loan Schedule delivered by the Seller on such Transfer Date, all its right, title and interest in and to principal collected and interest accruing on such Commercial Loans on and after the related Transfer Date and all its right, title and interest in and to all related insurance policies, Supplemental Interests and Commercial Loan Assignments other than the Transferor's Interest and the Retained Interest, if any; provided, however, that
                                                         --------  -------
the Seller reserves and retains all its right, title and interest in and to principal (including Principal Prepayments) collected and interest accruing on each such Commercial Loan prior to the related Transfer Date and all unused fees and fees for managing the facility.

                        (ii) In consideration for the Seller transferring the Commercial Loans pursuant to clause (i) above, on the related Transfer Date the Indenture Trustee shall deliver to or upon the order of the Seller, from the Funding Account, an amount equal to the aggregate Commercial Loan Cash Proceeds for the Commercial Loans being transferred on such Transfer Date. Additionally, on each Transfer Date on which the Commercial Loan Cash Proceeds are being obtained through a funding of the Series 2000-1 Notes or by applying Principal Collections transferred to the Funding Account, the Outstanding Amount of the Series 2000-1 Notes owned by the Seller shall be increased by the excess, if any, of (i) the increase in the Borrowing Base resulting from the addition of the Commercial Loans being transferred on such Transfer Date over (ii) the Commercial Loan Cash Proceeds.

                  (b) The Seller shall transfer to the Trust the Commercial Loans and the other property and rights related thereto described in paragraph
(a) above only upon the satisfaction of each of the following conditions on or prior to the related Transfer Date:

                        (i) the Seller shall have provided the Indenture Trustee (by facsimile or otherwise) with a timely Addition Notice;

                        (ii) the Seller shall have delivered to the Indenture Trustee (by facsimile or otherwise) a duly executed written assignment (including an acceptance by the Indenture Trustee) that shall include a Commercial Loan Schedule, listing the Commercial Loans being transferred and any other exhibits listed thereon;

                        (iii) as of each Transfer Date, neither the Originator, the Seller nor the Servicer was insolvent nor will any of them have been made insolvent by such transfer nor are any of them aware of any pending insolvency;

                        (iv) such addition will not result in a material adverse tax consequence to the Trust Fund or the Holders of the Notes or the Certificates;

                        (v)    the Expiration Date shall not have occurred;

                        (vi) as of each Transfer Date, no Default shall be occurring; and

                        (vii) the Seller shall have delivered to the Indenture Trustee (by facsimile or otherwise) an Officer's Certificate confirming the satisfaction of each condition precedent specified in this paragraph (b).

                  (c) In connection with the transfer and assignment of the Commercial Loans, the Originator and the Seller agree to satisfy the conditions set forth in Sections 2.02, 2.03, 2.04 and 2.05.

          Section 2.10  Optional Purchase or Substitution of Commercial Loans.
                        -----------------------------------------------------

                  The Seller shall have the right, but not the obligation, to purchase, or substitute for, any Commercial Loan, or any portion thereof, subject to the limitations set forth in this Section 2.10. In the case of a purchase, the Seller shall deposit in the Principal and Interest Account, on the next succeeding Determination Date, an amount equal to the Repurchase Price for such Commercial Loan (or applicable portion thereof) as of the date of such purchase. In the case of a substitution, the Seller shall deliver to the Trust one or more Qualified Substitute Commercial Loans and any required Substitution Adjustment. Any such substitution shall be made in accordance with the provisions of Section 3.03. On the date of such substitution, the Seller shall deliver to the Indenture Trustee a certificate stating that such Commercial Loan is a Qualified Substitute Commercial Loan. The Servicer, the Trust and the Indenture Trustee shall execute and deliver such instruments, consents or other documents and perform all acts reasonably requested by the Seller in order to effect the transfer and release of any of the Trust's interests in the Commercial Loans (or portion thereof, including any Supplemental Interest associated with such Commercial Loan) that is being purchased or substituted. In no event, however, may the aggregate Principal Balance of (i) Delinquent Loans and Charged-Off Loans purchased or substituted for pursuant to this Section 2.10 exceed, in any one year, 15% of the Facility Limit and (ii) all other Commercial Loans purchased or substituted for pursuant to this Section 2.10 exceed, in any one year, 15 % of the Facility Limit.

          Section 2.11  Subsequent Sales.
                        ----------------

                  If the Issuer desires to sell some or all of the Commercial Loans to raise the proceeds for an Optional Redemption, on the closing date for such Optional Redemption the Trust shall sell to the party designated by the Seller those Commercial Loans designated by the Seller, with the consent of the Majority Noteholders (which consent shall not be unreasonably withheld, delayed or conditioned). Concurrently with such sale, the Seller shall cause an amount equal to the amount described in the applicable Terms Supplement be deposited into the Note Distribution Account. The Servicer and the Trust shall execute and deliver such instruments, consents or other documents and perform all acts reasonably requested by the Seller in order to effect the transfer and release of any of the Trust's interest in such Commercial Loans.

                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

          Section 3.01.  Representations of the Seller and the Servicer.
                         ----------------------------------------------

                  Each of the Seller and the Servicer hereby represents and warrants to the Indenture Trustee, the Owner Trustee, the Certificateholders, the Noteholders and each Hedge Counterparty as of each Transfer Date:

                  (a) Each of the Seller and the Servicer is a corporation duly organized and validly existing under the laws of the State of Delaware and has all licenses necessary to carry on its business as now being conducted and is licensed and qualified in each state where the applicable laws of such state require licensing or qualification in order to conduct business of the type conducted by it and perform its obligations hereunder, except where the failure to be so licensed or qualified would not reasonably be expected to have a material adverse effect on the condition of the Seller or of the Servicer; each of the Seller and the Servicer has all requisite corporate power and authority to execute and deliver this Agreement and each other Basic Document to which it is a party and to perform in accordance herewith and therewith; the execution, delivery and performance of this Agreement and each other Basic Document to which it is a party (including all instruments of transfer to be delivered pursuant to this Agreement) by the Seller and the Servicer and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action; and this Agreement and each other Basic Document to which it is a party evidence the valid, binding and enforceable obligations of the Seller and the Servicer and all requisite corporate action has been taken by the Seller and the Servicer to make this Agreement and each other Basic Document to which it is a party valid, binding and enforceable upon the Seller and the Servicer in accordance with its respective terms, subject, in each case, to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity, none of which will affect the ownership of the Commercial Loans by the Trust.

                  (b) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc., under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Seller and the Servicer make no such representation or warranty), that are necessary in connection with the purchase and sale of the Notes and the execution and delivery by the Seller and the Servicer of the documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and each other Basic Document to which it is a party and the other documents on the part of the Seller and the Servicer and the performance by the Seller and the Servicer of its obligations under this Agreement and the other Basic Documents to which it is a party;

                  (c) The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which the Seller or the Servicer is a party will not result in the breach of any terms or provisions of the articles of association or by-laws of the Seller or the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which the Seller or the Servicer or its respective property is subject, or result in the violation of any material law, rule, regulation, order, judgment or decree to which the Seller or the Servicer or its respective property is subject;

                  (d) Neither this Agreement or any other Basic Document to which the Seller or the Servicer is a party nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or any other Basic Document to which the Seller or the Servicer is a party or in connection with the transactions contemplated hereby and thereby contains as of the date thereof any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made;

                  (e) Neither the Seller nor the Servicer believes, that it cannot perform each and every covenant contained in this Agreement or any other Basic Document to which it is a party;

                  (f) There is no action, suit, proceeding or investigation pending or, to the best of the Seller's or the Servicer's knowledge, threatened against the Seller or the Servicer which, either in any one instance or in the aggregate, (i) would be likely to result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller or the Servicer or in any material impairment of the right or ability of the Seller or the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Seller or the Servicer or of any action taken or to be taken in connection with the obligations of the Seller or the Servicer contemplated herein, or which would be likely to impair materially the ability of the Seller or the Servicer to perform under the terms of this Agreement or any other Basic Document to which the Seller or the Servicer is a party or (ii) would draw into question the validity of this Agreement or any other Basic Document to which the Seller or the Servicer is a party or the Commercial Loans;

                  (g) The Trust will not constitute an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                  (h) Neither the Seller nor the Servicer is in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Seller or the Servicer or its respective properties or might have consequences that would materially and adversely affect its performance hereunder;

                  (i) The transfer, assignment and conveyance of the Commercial Loans by the Seller pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

                  (j) The origination and collection practices used with respect to each Commercial Loan have been in all material respects legal, proper, prudent and customary in the commercial loan origination and servicing business and comply with the Credit and Collection Policy;

                  (k) The Seller will receive fair consideration and reasonably equivalent value in exchange for the sale of the Commercial Loans;

                  (l) Neither the Seller nor any of its Affiliates sold, or will sell, any interest in any Commercial Loan with any intent to hinder, delay or defraud any of their respective creditors;

                  (m) The Seller is solvent, and the Seller will not be rendered insolvent as a result of the transfer of the Commercial Loans to the Trust or the sale of the Notes and Certificates;

                  (n) The chief executive office and legal name of the Seller as of the date hereof is as set forth on the respective UCC-1 financing statement filed on behalf of the Seller pursuant to Section 2.04, such office is the place where the Seller is "located" for the purposes of Section 9-103(3)(d) of the Uniform Commercial Code as in effect in the State of New York, and neither the location of such office nor the legal name of the Seller has changed in the past four months; and

                  (o) The Seller conducts its affairs such that the Trust would not be substantively consolidated in the estate of the Seller and their respective separate existences would not be disregarded in the event of the Seller's bankruptcy.

          Section 3.02  Individual Commercial Loans.
                        ---------------------------

                  The Seller hereby represents and warrants to the Indenture Trustee, the Noteholders, the Owner Trustee, the Certificateholders and each Hedge Counterparty, with respect to each Commercial Loan described in clause (i) and (iii) of the definition thereof as of the related Transfer Date for such Commercial Loan:

                  (a) The information with respect to each Commercial Loan set forth in the Commercial Loan Schedule is true and correct;

                  (b) All of the original or certified documentation set forth in Section 2.04 (including all material documents related thereto) with respect to such Commercial Loan has been or will be delivered to the Indenture Trustee on the Transfer Date or as otherwise provided in Section 2.04;

                  (c) Each Commercial Loan was originated and underwritten, or purchased and re-underwritten, by the Originator and each Commercial Loan is being serviced by the Servicer, in each case in accordance with the Credit and Collection Policy;

                  (d) Each Commercial Loan is denominated in U.S. Dollars and the related primary Obligor is located in the United States (including Puerto Rico or the U.S. Virgin Islands);

                  (e) The Commercial Loan Interest Rate for each Commercial Loan is either a fixed rate or adjusts periodically to equal the then applicable index plus the margin set forth in the related Commercial Loan Note or the related credit agreement;

                  (f) With respect to the Material Mortgage Loans, each related Mortgage is a valid and subsisting first priority lien of record on the Mortgaged Property subject in all cases to such exceptions that are generally acceptable to lending institutions in connection with their regular commercial lending activities, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage;

                  (g) Immediately prior to the transfer and assignment contemplated by the Commercial Loan Sale Agreement, the Originator held, and immediately prior to the transfer and assignment herein contemplated the Seller held, good and indefeasible title to, and was the sole owner of, the Commercial Loans being transferred to the Seller and Trust, respectively, subject to no liens, charges, mortgages, encumbrances or rights of others except liens which will be released simultaneously with such transfer and assignment and liens provided by the Basic Documents; and immediately upon the transfer and assignment herein contemplated, the Trust will hold good and indefeasible title, to, and be the sole owner of, each Commercial Loan subject to no liens, charges, mortgages, encumbrances or rights of others, except the rights on liens in favor of the Indenture Trustee, the Noteholders and the Hedge Counterparties;

                  (h) As of its Transfer Date, no Commercial Loan is more than 10 days delinquent in payment and, since its origination, no Commercial Loan has ever been more than 30 days delinquent in payment, in each case after giving effect to a 7-day grace period pursuant to the Credit and Collection Policy;

                  (i) There is no delinquent tax or assessment lien on any Mortgaged Property which is the primary Collateral for the related Material Mortgage Loan, and each such Mortgaged Property is free of material damage and is in good repair;

                  (j) No Commercial Loan is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Commercial Loan Note or any related security agreement, or the exercise of any right thereunder, render either the Commercial Loan Note or any related security agreement unenforceable in whole or in part (except for provisions in the security agreement that if held to be unenforceable would not have a material adverse effect on the ability of the Servicer to realize the value of the Collateral securing the related Commercial Loan and except for provisions of the other Commercial Loan documentation that if held to be unenforceable would not have a material adverse effect on the ability of the Servicer to collect the entire principal and interest thereunder), or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

                  (k) Each Commercial Loan at the time it was made complied, and as of its Transfer Date complies, in all material respects with applicable state and federal laws and regulations, including, without limitation, usury, equal credit opportunity, disclosure and recording laws;

                  (l)    There is only one originally signed Commercial Loan
Note in effect for each Commercial Loan (which, in the case of a Commercial Loan Assignment, relates only to the portion being assigned to the Trust), which Commercial Loan Note has been delivered to the Indenture Trustee;

                  (m) The improvements upon each Mortgaged Property related to a Material Mortgage Loan are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage representing coverage described in Section 4.07;

                  (n) If a Mortgaged Property related to a Material Mortgage Loan is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage described in Section 4.07;

                  (o) Each Commercial Loan Note and any agreement pursuant to which Collateral is pledged is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law) (except for provisions in the security agreement that if held to be unenforceable would not have a material adverse effect on the ability of the Servicer to realize the value of the Collateral securing the related Commercial Loan and except for provisions of the other Commercial Loan documentation that if held to be unenforceable would not have a material adverse effect on the ability of the Servicer to collect the entire principal and interest thereunder), none of which will prevent the ultimate realization of the security provided by the Collateral or other agreement, and the Obligors to each Commercial Loan had full legal capacity to execute all Commercial Loan documents and convey the estate therein purported to be conveyed;

                  (p) The Seller has caused and will cause to be performed any and all acts reasonably required to be performed to preserve the rights and remedies of the Indenture Trustee and the Owner Trustee in any insurance policies applicable to the Commercial Loans including, without limitation, in each case, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Indenture Trustee or the Seller, respectively;

                  (q) Each original Mortgage related to a Material Mortgage Loan was recorded, and all subsequent assignments of such original Mortgage have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the related Obligor (or are in the process of being recorded);

                  (r) No Commercial Loan described in clauses (i) or (iii) of the definition thereof has an original term to maturity exceeding 144 months;

                  (s) The terms of the Commercial Loan Note and the security agreement pursuant to which Collateral was pledged have not been impaired, altered or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interest of the Noteholders, the Certificateholders and each Hedge Counterparty and which has been delivered to the Indenture Trustee;

                  (t) There are no material defaults in complying with the terms of any applicable Mortgage related to a Material Mortgage Loan, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable;

                  (u) There is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property related to a Material Mortgage Loan, nor is such a proceeding currently occurring, and such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to materially adversely affect the value of such Mortgaged Property as security for the Material Mortgage Loan or the use for which the premises were intended;

                  (v) At the time of origination of a Material Mortgage Loan, the related Mortgaged Property was free of contamination from toxic substances or hazardous wastes requiring action under applicable laws or is subject to ongoing environmental rehabilitation approved by the Servicer, and as of the related Transfer Date, the Seller has no knowledge of any such contamination from toxic substances or hazardous waste material on any such Mortgaged Property unless such items are below action levels;

                  (w)    [Reserved];

                  (x) There is no obligation on the part of the Seller or any other party (except for any guarantor of a Commercial Loan) to make Scheduled Payments in addition to those made by the Obligor;

                  (y) No statement, report or other document signed by the Originator constituting a part of the Commercial Loan File as of the date hereof contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances under which they were made;

                  (z) With respect to each Material Mortgage Loan, for each related Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Noteholders, the Certificateholders and/or any Hedge Counterparties to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Obligor;

                  (aa) Each Commercial Loan was originated to a business located in the state identified in the Commercial Loan Schedule and the primary collateral securing each Commercial Loan is located in the United States;

                  (bb) All parties which have had any interest in the Commercial Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein any Collateral is located, and (2)(A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state, except when the failure to be in compliance or to be so qualified would not materially and adversely effect the value of the Commercial Loan or the enforceability of the Commercial Loan;

                  (cc) With respect to each Material Mortgage Loan, any related Mortgage contains customary and enforceable provisions, which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Obligor which would materially interfere with the right to sell the Mortgaged Property related to a Material Mortgage Loan at a trustee's sale or the right to foreclose the Mortgage;

                  (dd) As of the related Transfer Date, there is no default, breach, violation or event of acceleration existing under the Commercial Loan Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration (except for such defaults, breaches and violations that would not have a material adverse effect on the ability of the Servicer to collect the entire principal and interest thereunder and would not have a material adverse effect on the ability of the Servicer to realize the value of the Collateral securing the related Commercial Loan).

                  (ee) All parties to the Commercial Loan Note and any related Mortgage or other document pursuant to which Collateral was pledged had legal capacity to execute the Commercial Loan Note and any such Mortgage or other document and each Commercial Loan Note and Mortgage or other document have been duly and properly executed by such parties;

                  (ff) The Commercial Loan has a Risk Rating of 7.00 or better;

                  (gg) The related Commercial Loan Note, credit agreement, security agreements, and Mortgages, if any, and UCC-1 and/or intellectual property security agreement filed or to be filed with respect to such Collateral creates a valid and subsisting first priority lien of record on such Collateral subject in all cases to such exceptions that are generally acceptable to lending institutions in connection with their regular commercial lending activities, and such other exceptions to which similar Collateral is commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Commercial Loan Note, security agreement and UCC-1;

                  (hh) Multiple Commercial Loans originated to the same Obligor contain standard cross-collateralization and cross-default provisions;

                  (ii) Each Commercial Loan, along with the related Commercial Loan File, constitutes either a "general intangible," an "instrument," an "account," "investment property" or "chattel paper" within the meaning of the UCC; and

                  (jj) At the time such Commercial Loan was originated, and on its Transfer Date, the related Obligor was not subject to a bankruptcy proceeding and was not in financial distress.

           Section 3.03  Purchase and Substitution of Defective Commercial
                         -------------------------------------------------
                         Loans.
                         -----
                  It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 shall survive delivery of the Notes to the Noteholders and the Certificates to the Certificateholders. Upon discovery by a Responsible Officer of the Servicer, any Subservicer, a Responsible Officer of the Owner Trustee or the Indenture Trustee of a breach of any of such representations and warranties which materially and adversely affects the value of the Commercial Loans or the interest of the Noteholders, the Certificateholders or any Hedge Counterparty therein or which materially and adversely affects the interests of the Noteholders, the Certificateholders or any Hedge Counterparty in the related Commercial Loan in the case of a representation and warranty relating to a particular Commercial Loan (notwithstanding that such representation and warranty was made to the Seller's best knowledge), the party discovering such breach shall give prompt written notice to the others. Within 30 days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, the Seller shall (a) promptly cure such breach in all material respects, (b) purchase the Commercial Loan by depositing in the Principal and Interest Account, within such 30-day period, an amount in the manner specified in Section 2.05(b) (including the provisos thereto), or (c) remove such Commercial Loan from the Trust Fund (in which case it shall become a Deleted Commercial Loan) and substitute one or more Qualified Substitute Commercial Loans. Any such substitution shall comply with Section 2.10 and shall be accompanied by payment by the Seller of the Substitution Adjustment, if any.

                  As to any Deleted Commercial Loan for which the Seller substitutes a Qualified Substitute Commercial Loan or Loans, the Servicer shall effect such substitution by delivering to the Indenture Trustee a certification in the form attached hereto as Exhibit I, executed by a Servicing Officer, and shall also deliver to the Indenture Trustee, the documents constituting the Indenture Trustee's Document File for such Qualified Substitute Commercial Loan or Loans.

                  The Servicer shall deposit in the Principal and Interest Account all payments of principal received in connection with such Qualified Substitute Commercial Loan or Loans accruing after the date of such substitution together with all interest accruing after such date. Scheduled Payments received with respect to Qualified Substitute Commercial Loans accruing on or before the date of substitution will be retained by the Seller. The Trust Fund will own all payments received with respect to the Deleted Commercial Loan accruing on or before the date of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently accruing and received in respect of such Deleted Commercial Loan. The Servicer shall give written notice to the Indenture Trustee that such substitution has taken place and shall amend the Commercial Loan Schedule to reflect the removal of such Deleted Commercial Loan from the terms of this Agreement and the substitution of the Qualified Substitute Commercial Loan or Loans. Upon such substitution, such Qualified Substitute Commercial Loan or Loans shall be subject to the terms of this Agreement in all respects, including Sections 2.04 and 2.05, and the Seller shall be deemed to have made with respect to such Qualified Substitute Commercial Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Sections 3.01 and 3.02. On the date of such substitution, the Seller will remit to the Servicer, and the Servicer will deposit into the Principal and Interest Account, an amount equal to the Substitution Adjustment, if any.

                  In addition to the cure, purchase and substitution obligation in Sections 2.04, 2.05 and 3.03, the Seller shall indemnify and hold harmless the Trust, the Indenture Trustee, the Noteholders, the Certificateholders and any Hedge Counterparty against any loss, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Seller's representations and warranties contained in this Agreement.

                  It is understood and agreed that the obligations of the Seller set forth in Sections 2.04, 2.05 and 3.03 to cure, purchase or substitute for a defective Commercial Loan and to indemnify the Noteholders, the Certificateholders, the Indenture Trustee, the Owner Trustee and any Hedge Counterparty as provided in Sections 2.04, 2.05 and 3.03 constitute the sole remedies of the Indenture Trustee, the Noteholders, the Certificateholders, the Owner Trustee and any Hedge Counterparty, respecting a breach of the foregoing representations and warranties.

                  Any cause of action against the Servicer or the Seller relating to or arising out of the breach of any representations and warranties made in Sections 2.05, 3.01 or 3.02 shall accrue as to any Commercial Loan upon
(i) discovery of such breach by any party and notice thereof to the Seller and or notice thereof by the Seller to the Indenture Trustee, (ii) failure by the Seller to cure such breach or purchase or substitute such Commercial Loan as specified above, and (iii) demand upon the Seller by the Indenture Trustee for all amounts payable hereunder in respect of such Commercial Loan.

                                  ARTICLE IV

               ADMINISTRATION AND SERVICING OF COMMERCIAL LOANS
               ------------------------------------------------

         Section 4.01    Duties of the Servicer.
                         ----------------------

                  (a) The Servicer, as independent contract servicer, shall service and administer the Commercial Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement and the Credit and Collection Policy. The Servicer may enter into Subservicing Agreements for any servicing and administration of Commercial Loans with any entity provided the Rating Agency Condition is satisfied. The Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and to either itself directly service the related Commercial Loans or enter into a Subservicing Agreement with a successor Subservicer which qualifies hereunder.

                  (b) Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, so long as this Agreement shall remain effective, the Servicer shall remain obligated and primarily liable to the Indenture Trustee, for itself and on behalf of the Noteholders, the Certificateholders and any Hedge Counterparty for the servicing and administering of the Commercial Loans in accordance with the provisions of this Agreement and the Credit and Collection Policy, without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Commercial Loans. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Commercial Loans when any Subservicer has received such payments. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

                  (c) Any Subservicing Agreement that may be entered into and any transactions or services relating to the Commercial Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Servicer alone, and the Indenture Trustee, the Noteholders and any Hedge Counterparty shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 4.01(d). Notwithstanding the foregoing, the Servicer shall (i) at its expense and without reimbursement, deliver to the Indenture Trustee a copy of each Subservicing Agreement and (ii) provide notice of the termination of any Subservicer within a reasonable time after such Subservicer's termination to the Indenture Trustee.

                  (d) In the event the Servicer shall for any reason no longer be the Servicer, the Servicer at its expense and without right of reimbursement therefor, shall, upon request of the Indenture Trustee, deliver to the successor servicer all documents and records relating to each Subservicing Agreement and the Commercial Loans then being serviced hereunder and an accounting of amounts collected and held by it hereunder and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

                  (e) So long as it is consistent with the terms of this Agreement and the Credit and Collection Policy, the Servicer may waive, modify or vary any term of any Commercial Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Obligor if in the Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Noteholders and any Hedge Counterparty. No costs incurred by the Servicer or any Subservicer in respect of Servicing Advances shall for the purposes of distributions to Noteholders be added to the amount owing under the related Commercial Loan. Any fees and costs imposed in connection therewith may be retained by the Servicer. Without limiting the generality of the foregoing, so long as it is consistent with the Credit and Collection Policy, the Servicer shall continue, and is hereby authorized and empowered to execute and deliver on behalf of the Indenture Trustee, the Owner Trustee, each Noteholder, each Certificateholder and each Hedge Counterparty, all instruments of amendment, waiver, satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Commercial Loans and with respect to any Collateral. Such authority shall include, but not be limited to, the authority to substitute or release items of Collateral consistent with the Credit and Collection Policy and sell participations or assignments in Commercial Loans previously transferred to the Trust. In connection with any such sale, the Servicer shall deposit in the Principal and Interest Account, pursuant to Section 4.03(b), all proceeds received upon such sale. If reasonably required by the Servicer, the Indenture Trustee, on behalf of the Trust, shall furnish the Servicer, within 5 Business Days of receipt of the Servicer's request, with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement. Any such request to the Indenture Trustee, on behalf of the Trust, shall be accompanied by a certification in the form of Exhibit I attached hereto signed by a Servicing Officer. In connection with any substitution of Collateral, the Servicer shall deliver to the Indenture Trustee the items, and within the time frame, set forth in Section 2.04, assuming that the date of substitution is the relevant "Transfer Date."

                  The Servicer, in servicing and administering the Commercial Loans, shall employ or cause to be employed procedures (including collection, foreclosure and Foreclosed Property and Repossessed Collateral management procedures) and exercise the same care that it customarily employs and exercises in servicing and administering Commercial Loans for its own account and prudent lending standards, and in accordance with the Credit and Collection Policy, giving due consideration to the Noteholders' reliance on the Servicer.

                  (f) The Servicer shall, upon request of the Indenture Trustee but at the expense of the Servicer, deliver to any successor servicer all documents and records (including computer tapes and diskettes) relating to the Commercial Loans and an accounting of amounts collected and held by the Servicer and otherwise use its best efforts to effect the orderly and efficient transfer of servicing rights and obligations to the assuming party.

                  (g) The Servicer shall perform the duties of the Issuer and the Owner Trustee under the Basic Documents. In furtherance of the foregoing, the Servicer shall consult with the Owner Trustee as the Servicer deems appropriate regarding the duties of the Issuer and the Owner Trustee under the Basic Documents. The Servicer shall monitor the performance of the Issuer and the Owner Trustee and shall advise the Owner Trustee when action is necessary to comply with the Issuer's or the Owner Trustee's duties under the Basic Documents. The Servicer shall prepare for execution by the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Basic Documents.

                  (h) In addition to the duties of the Servicer set forth in this Agreement or any of the Basic Documents, the Servicer shall perform such calculations and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to state and federal tax and securities laws. In accordance with the directions of the Issuer or the Owner Trustee, the Servicer shall administer, perform or supervise the performance of such other activities in connection with the

Issuer as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer or the Owner Trustee and are reasonably within the capability of the Servicer.

                  (i) Notwithstanding anything in this Agreement or any of the Basic Documents to the contrary, the Servicer shall be responsible for promptly (upon knowledge thereof) notifying the Owner Trustee and the Paying Agent in the event that any withholding tax is imposed on the Issuer's payments (or allocations of income) to a Noteholder, a Certificateholder or Hedge Counterparty. Any such notice shall be in writing and specify the amount of any withholding tax required to be withheld by the Owner Trustee or the Paying Agent pursuant to such provision.

                  (j) All tax returns will be signed by the Servicer on behalf of the Issuer.

                  (k) The Servicer shall maintain appropriate books of account and records relating to services performed under this Agreement, which books of account and records shall be reasonably accessible for inspection by the Owner Trustee at any time during normal business hours.

                  (l) Without the prior written consent of the Majority Noteholders, the Servicer shall not agree or consent to, or otherwise permit to occur, any amendment, modification, change, supplement or recision of or to the Credit and Collection Policy, in whole or in part, in any manner that could have a material adverse effect on the Commercial Loans.

                  For so long as any of the Notes are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) of the Securities Act, (1) the Servicer will provide or cause to be provided to any holder of such Notes and any prospective purchaser thereof designated by such holder, upon the request of such a holder or prospective purchaser, the information required to be provided to such holder or prospective purchaser by Rule 144A(d)(4) under the Securities Act; and (2) the Servicer shall update such information from time to time in order to prevent such information from becoming false and misleading and will take such other actions as are necessary to ensure that the safe harbor exemption from the registration requirements of the Securities Act under Rule 144A is and will be available for resales of such Notes conducted in accordance with Rule 144A.

          Section 4.02   Liquidation of Commercial Loans.
                         -------------------------------

          In the event that any payment due under any Commercial Loan and not postponed pursuant to Section 4.01 is not paid when the same becomes due and payable, or in the event the Obligor fails to perform any other covenant or obligation under the Commercial Loan, the Servicer in accordance with the Credit and Collection Policy shall take such action as it shall deem to be in the best interests of the Noteholders. The Servicer shall foreclose upon or otherwise comparably effect the ownership of Collateral relating to defaulted Commercial Loans for which the related Commercial Loan is still outstanding, as to which no satisfactory arrangements can be made for collection of delinquent payments in accordance with the provisions of Section 4.10. In connection with such foreclosure or other conversion and any other liquidation action, the Servicer shall exercise collection and foreclosure procedures with the same degree of care and skill in its exercise or use as it would exercise with respect to its own affairs, in accordance with prudent servicing standards, and in accordance with the Credit and Collection Policy. Prior to undertaking foreclosure of any Mortgaged Property, the Servicer must investigate environmental conditions, including, in accordance with the Credit and Collection Policy, the performance of a Phase I and/or Phase II environmental site assessment, to ascertain the actual or potential presence of any hazardous material on or under such property. For purposes of this Agreement, the term hazardous material includes (1) any hazardous substance, as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. 9601-9675, and (2) petroleum (as that term is defined at 42 U.S.C. ss. 6991) including any derivative, fraction, by-product, constituent or breakdown product thereof, or additive thereto. In the event that the environmental investigation determines the existence of any hazardous material on or under the Mortgaged Property in excess of minimum action levels established by relevant regulatory agencies, title to such property shall not be taken without satisfaction of the Rating Agency Condition.

                  After a Commercial Loan has been liquidated, the Servicer shall promptly prepare and forward to the Indenture Trustee and upon request, any Noteholder or Certificateholder, a report (the "Liquidation Report"), in the form attached hereto as Exhibit J, detailing the Liquidation Proceeds received from such Commercial Loan, expenses incurred with respect thereto, and any loss incurred in connection therewith.

          Section 4.03   Establishment of Principal and Interest Accounts;
                         -------------------------------------------------
                         Deposits in Principal and Interest Accounts.
                         --------------------------------------------

                  (a) The Servicer shall cause to be established and maintained one or more Principal and Interest Accounts, in one or more Eligible Deposit Accounts, in the form of time deposit or demand accounts, which may be interest-bearing or such accounts may be trust accounts wherein the moneys therein are invested in Permitted Instruments, titled "MCG Credit Corporation, as Servicer, in trust for the registered holders of MCG Master Trust Notes and Certificates." All funds in such Principal and Interest Accounts shall be insured by the BIF or SAIF administered by the FDIC to the maximum extent provided by law. The creation of any Principal and Interest Account shall be evidenced by a letter agreement in the form of Exhibit C hereto.

                  A copy of such letter agreement shall be furnished to the Indenture Trustee, the Owner Trustee and, upon request, any Noteholder, Certificateholder or Hedge Counterparty.

                  (b) The Servicer and each Subservicer shall deposit without duplication (within two Business Days of receipt thereof) in the applicable Principal and Interest Account and retain therein the following amounts received by the Servicer:

                           (i) all Principal Collections accruing and received on or after the applicable Transfer Date;

                           (ii) all Interest Collection accruing and received after the Transfer Date (net of the Servicing Fee with respect to each Commercial Loan and other servicing compensation payable to the Servicer as permitted herein) and all origination and commitment fees;

                           (iii) all Net Liquidation Proceeds (other than Insurance Proceeds covered under clause (iv) below);

                           (iv) all Insurance Proceeds (other than amounts to be applied to restoration or repair of any related Collateral, or to be released to the Obligor in accordance with the Credit and Collection Policy);

                           (v) all Released Mortgaged Property Proceeds and any other proceeds from any other Collateral securing the Commercial Loans (other than amounts released to the Obligor in accordance with the Credit and Collection Policy);

                           (vi) any amounts paid in connection with the purchase or repurchase of any Commercial Loan and the amount of any Substitution Adjustment received pursuant to any provision of this Agreement;

                           (vii) any amount required to be deposited in the Principal and Interest Account pursuant to Section 4.04 or 4.10; and

                           (viii) the amount of any gains and interest incurred
                  in connection with investments in Permitted Instruments.

                  (c) The foregoing requirements for deposit in the Principal and Interest Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments with respect to the Servicing Fee, together with the difference between any Liquidation Proceeds and the related Net Liquidation Proceeds, may not be deposited by the Servicer in the Principal and Interest Account.

                  (d) Any interest earnings on funds held in the Principal and Interest Account paid by a Designated Depository Institution shall be deemed part of the Available Funds.

         Section 4.04  Permitted Withdrawals From the Principal and Interest
                       -----------------------------------------------------
                       Account.
                       -------

                  The Servicer shall withdraw funds from the Principal and Interest Account for the following purposes:

                  (a) provided that each Series of Notes is in its Revolving Period, to remit to the Indenture Trustee for deposit in the Funding Account that portion of the Principal Collections as may be set forth in an Issuer Request;

                  (b) to remit to the Indenture Trustee on each Determination Date for deposit into the Note Distribution Account, the Available Funds for the related Remittance Date less the amount transferred to the Funding Account pursuant to clause (a) above;

                  (c) to reimburse itself for any accrued unpaid Servicing Fees and for unreimbursed Servicing Advances to the extent deposited in the Principal and Interest Account (and not netted from Scheduled Payments received). The Servicer's right to reimbursement for unpaid Servicing Fees and, except as provided in the following, Servicing Advances shall be limited to Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Obligor or otherwise relating to the Commercial Loan in respect of which such unreimbursed amounts are owed. The Servicer's right to reimbursement for Servicing Advances in excess of such amounts shall be limited to any late collections of interest received on the Commercial Loans generally, including Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and any other amounts; provided,
                                                                       --------
however, that the Servicer's right to such reimbursement pursuant hereto shall
-------
be subordinate to the rights of the Noteholders and the Hedge Counterparties;

                  (d) to withdraw any amount received from an Obligor that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction;

                  (e)  to make investments in Permitted Instruments;

                  (f) to withdraw any funds deposited in the Principal and Interest Account that were not permitted or required to be deposited therein or were deposited therein in error;

                  (g)  to pay itself servicing compensation pursuant to Section
6.03 hereof; and

                  (h) to clear and terminate the Principal and Interest Account upon the termination of this Agreement in accordance with Section 10.01.

                  So long as no Default or Servicer Termination Event shall have occurred and be continuing, and consistent with any requirements of the Code, the Principal and Interest Accounts shall either be maintained with an Eligible Deposit Account as an interest-bearing account meeting the requirements set forth in Section 4.03(a), or the funds held therein may be invested by the Servicer (to the extent practicable) in Permitted Instruments, as directed in writing by the Servicer. In either case, funds in the Principal and Interest Account must be available for withdrawal without penalty, and any Permitted Instruments must mature not later than the Business Day immediately preceding the Determination Date next following the date of such investment (except that if such Permitted Instrument is an obligation of the institution that maintains such account, then such Permitted Instrument shall mature not later than such Determination Date) and shall not be sold or disposed of prior to its maturity. All Permitted Instruments must be held by or registered in the name of "MCG Credit Corporation, as Servicer, in trust for the registered holders of MCG Master Trust Notes and Certificates." All interest or other earnings from funds on deposit in the Principal and Interest Account (or any Permitted Instruments thereof) shall constitute part of the Available Funds and be deemed Interest Collections. The amount of any losses incurred in connection with the investment of funds in the Principal and Interest Account in Permitted Instruments shall be deposited in the Principal and Interest Account by the Servicer from its own funds immediately as realized without reimbursement therefor.

         Section 4.05      [Intentionally Omitted]

         Section 4.06      Transfer of Accounts.
                           --------------------

         The Servicer may, upon written notice to the Indenture Trustee, transfer any Principal and Interest Account to a different Eligible Deposit Account.

         Section 4.07      Maintenance of Hazard Insurance.
                           -------------------------------

         The Servicer shall comply with the Credit and Collection Policy concerning the issuance and maintenance of fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located. If at origination of a Commercial Loan, to the best of the Servicer's knowledge after reasonable investigation, the related Mortgaged Property is in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) consistent with the Credit and Collection Policy, the Servicer will require the related Obligor or other creditors to purchase a flood insurance policy with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (i) the full insurable value of the Mortgaged Property, or (ii) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended. The Servicer shall also maintain, to the extent such insurance is available, and required by the Credit and Collection Policy, on Foreclosed Property constituting real property, fire and hazard insurance in the amounts described above and liability insurance. Any amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the Mortgaged Property, or to be released to the Obligor or other creditors in accordance with applicable law or the governing documents) shall be deposited in the Principal and Interest Account, subject to withdrawal pursuant to Section 4.04. It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Obligor or other creditors or maintained on Foreclosed Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder (unless the Seller is a non-agent co-lender with respect to such Commercial Loan) shall be endorsed with standard mortgagee clauses with losses payable to the Servicer or its affiliates.

         Section 4.08  [Intentionally Omitted].

         Section 4.09  Fidelity Bond.
                       -------------

         The Servicer shall maintain with a responsible company, and at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, in a minimum amount equal to $1,500,000, and a maximum deductible of $250,000 (with respect to the fidelity bond) and $100,000 (with respect to the errors and omissions insurance policy), if commercially available, with coverage on all employees acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Commercial Loans ("Servicer Employees"). The fidelity bond shall insure the Indenture Trustee and the Owner Trustee, their respective officers and employees against losses resulting from forgery, theft, embezzlement or fraud by such Servicer Employees. The errors and omissions policy shall insure against losses resulting from the errors, omissions and negligent acts of such Servicer Employees. No provision of this Section 4.09 requiring such fidelity bond and errors and omissions insurance shall relieve the Servicer from its duties as set forth in this Agreement. Upon the request of the Indenture Trustee, the Owner Trustee or Hedge Counterparty, the Servicer shall cause to be delivered to the Indenture Trustee, Owner Trustee, or such Noteholder or such Certificateholder a certified true copy of such fidelity bond and insurance policy. Notwithstanding the foregoing, the Servicer shall not be required to obtain an errors and omissions insurance policy satisfying the standard, described above until the first advance is made on the Series 2000-1 Notes. The current issuer of such fidelity bond is Gulf Insurance Company.

         Section 4.10  Title, Management and Disposition of Foreclosed Property.
                       --------------------------------------------------------

         In the event that title to Collateral is acquired in foreclosure or by deed in lieu of foreclosure or by other legal process (a "Foreclosed Property"), the deed or certificate of sale, or the repossessed Collateral shall be taken in the name of the Trust for the benefit of the Noteholders, the Certificateholders, and the Hedge Counterparties.

         The Servicer, subject to Sections 4.01 and 4.02 hereof, shall manage, conserve, protect and operate each Foreclosed Property or other Repossessed Collateral for the Noteholders, the Certificateholders and any Hedge Counterparty solely for the purpose of its prudent and prompt disposition and sale. The Servicer shall, either itself or through an agent selected by the Servicer, manage, conserve, protect and operate the Foreclosed Property or other Repossessed Collateral in the same manner that it manages, conserves, protects and operates other foreclosed or repossessed property for its own account, and in a similar manner to that of similar property in the same locality as the Foreclosed Property or other Repossessed Collateral is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Servicer deems to be in the best interest of the Noteholders, the Certificateholders and any Hedge Counterparty.

         The Servicer shall cause to be deposited in the Principal and Interest Account, no later than two Business Days after the receipt thereof, all revenues received with respect to the conservation and disposition of the related Foreclosed Property or other Repossessed Collateral net of Servicing Advances.

         The Servicer shall, subject to Section 4.04, reimburse itself for any related unreimbursed Servicing Advances and unpaid Servicing Fees, and the Servicer shall deposit in the Principal and Interest Account the net cash proceeds of such sale to be distributed to the Noteholders in accordance with
Section 5.07 hereof.

         Section 4.11   [Intentionally Omitted].
                         ---------------------

         Section 4.12   Collection of Certain Commercial Loan Payments.
                        ----------------------------------------------

         The Servicer shall make reasonable efforts, consistent with the Credit and Collection Policy, to collect all payments required under the terms and provisions of the Commercial Loans. Consistent with the foregoing and the Credit and Collection Policy, the Servicer may in its discretion waive or permit to be waived any fee or charge which the Servicer would be entitled to retain hereunder as servicing compensation and extend the due date for payments due on a Commercial Loan Note as provided in Section 4.01(e).

         Section 4.13   Access to Certain Documentation and Information
                        -----------------------------------------------
                        Regarding the Commercial Loans.
                        ------------------------------

         The Servicer shall provide to the Owner Trustee, the Indenture Trustee, the FDIC, the OCC, the Federal Reserve, the Office of Thrift Supervision and the supervisory agents and examiners of the foregoing, access to the documentation regarding the Commercial Loans required by applicable local, state and federal regulations, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it and in a manner that does not unreasonably interfere with the Servicer's normal operations or customer or employee relations. The Indenture Trustee and the Owner Trustee shall and shall cause their representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee and the Owner Trustee may reasonably determine that such disclosure is consistent with their obligations hereunder.

                                    ARTICLE V

                          PAYMENTS TO THE NOTEHOLDERS
                          ---------------------------

         Section 5.01  Establishment of Note Distribution Account; Deposits in
                       -------------------------------------------------------
                       Note Distribution Account; Permitted Withdrawals from
                       -----------------------------------------------------
                       Note Distribution Account.
                       -------------------------

            (a) No later than the Closing Date, the Indenture Trustee will establish and maintain with itself in its trust department a trust account, which shall not be interest-bearing, titled "Note Distribution Account, Norwest Bank Minnesota, National Association, as Indenture Trustee for the registered holders of MCG Master Trust Notes" (the " Note Distribution Account"). The Note Distribution Account shall be divided into separate sub-accounts for each Series. The Indenture Trustee shall, promptly upon receipt, deposit in the appropriate sub-account of the Note Distribution Account and retain therein:

                       (i) the portion of the Available Funds allocated to such Series pursuant to Section 5.07;

                       (ii) the Applicable Percentage for such Series of any amounts received in connection with an Optional Redemption pursuant to Section 2.11; and

                       (iii) the Applicable Percentage for such Series of
            amounts required to be paid by the Servicer pursuant to Section 5.06(e) in connection with losses on investments of amounts in the Accounts.

            (b) Amounts on deposit in each sub-account of the Note Distribution Account shall be withdrawn on each Remittance Date by the Indenture Trustee, or the Paying Agent, on its behalf, to effect the distribution described in the applicable Terms Supplement and thereafter by the following parties in no particular order of priority:

                       (i) by the Indenture Trustee, to invest amounts on deposit in the Note Distribution Account in Permitted Instruments pursuant to Section 5.06;

                       (ii) by the Indenture Trustee, to withdraw any amount not required to be deposited in the Note Distribution Account or deposited therein in error; and

                       (iii) by the Indenture Trustee, to clear and terminate
            the Note Distribution Account upon the termination of this Agreement in accordance with the terms of Section 10.01 hereof;

            Section 5.02  Establishment of Transferor Interest Account; Deposits
                          ------------------------------------------------------
                          in Transferor Interest Account; Permitted Withdrawals
                          -----------------------------------------------------
                          from Transferor Interest Account.
                          --------------------------------

                  (a) No later than the Closing Date, the Indenture Trustee will establish and maintain with itself in its trust department a trust account, which shall not be interest bearing, titled "Transferor Interest Account, Norwest Bank Minnesota, National Association in trust for the registered holders of the MCG Master Trust Transferor Interest" (the "Transferor Interest Account". The Indenture Trustee shall, promptly upon receipt, deposit in the Transferor Interest Account and retain therein:

                          (i) the portion of the Available Funds allocated to the Transferor Interest pursuant to Section 5.07;

                          (ii) the Applicable Percentage for the Transferor Interest of any amounts received in connection with an Optional Redemption pursuant to Section 2.11; and

                          (iii) the Applicable Percentage for the Transferor
                  Interest of amounts required to be paid by the Servicer pursuant to Section 5.06(e) in connection with losses on investments of amounts in the Accounts.

                  (b) Amounts on deposit in the Transferor Interest Account shall be withdrawn by the Indenture Trustee for distribution on each Remittance Date to the holder of the Transferor Interest.

            Section 5.03  Establishment of Expense Account; Deposits in Expense
                          -----------------------------------------------------
                          Account; Permitted Withdrawals from Expense Account
                          ---------------------------------------------------

                  (a) No later than the Closing Date, the Indenture Trustee will establish with itself an account (the "Expense Account"). The Expense Account shall not constitute part of the Trust Fund and is for the benefit of the Indenture Trustee and the Owner Trustee in its individual capacity to pay their fees and expenses related to the Trust. The Indenture Trustee shall deposit into the Expense Account:

                          (i) upon receipt (x) amounts transferred from the applicable sub-accounts of the Note Distribution Account and
                  (y) amounts paid by the Originator, in each case with respect to the fees and expenses of the Indenture Trustee and the Owner Trustee (including expenses incurred by the Indenture Trustee in connection with becoming a successor servicer pursuant to Section 9.02); and

                          (ii) upon receipt, amounts required to be paid by the Servicer pursuant to Section 5.06(e) in connection with losses on investments of amounts in the Expense Account.

If, at any time the amount then on deposit in the Expense Account shall be insufficient to pay in full the fees and expenses of the Indenture Trustee and the Owner Trustee in its individual capacity then due, the Indenture Trustee and the Owner Trustee in its individual capacity shall make demand on the Originator to pay the amount of such insufficiency, and the Originator shall promptly pay such amount.

          (b) The Indenture Trustee may invest amounts on deposit in the Expense Accounts in Permitted Instruments pursuant to Section 5.06 hereof, and the Indenture Trustee shall withdraw amounts on deposit in the Expense Accounts to:

                    (i) pay the Indenture Trustee's and Owner Trustee's reasonable fees (in its individual capacity) and reasonable expenses as described in Sections 2.08 and 9.02 hereof;

                    (ii) withdraw any amounts not required to be deposited in the Expense Accounts or deposited therein in error; and

                    (iii) remit to the Seller any funds remaining in the Expense Account upon the termination of this Agreement in accordance with the terms of Section 10.01.

     Section 5.04   Funding Account
                    ---------------

          (a) No later than the Closing Date, the Indenture Trustee shall establish and maintain in its trust department a trust account, which shall not be interest-bearing, titled "MCG Master Trust Funding Account" (the "Funding Account"). The Funding Account shall constitute part of the Trust Fund and may only be invested in Permitted Instruments. The Indenture Trustee shall, promptly upon receipt, deposit in the Funding Account and retain therein:

                    (i) the Commercial Loan Cash Proceeds received from Series 2000-1 Noteholders;

                    (ii) amounts transferred from the Principal and Interest Account pursuant to Section 4.04(a); and

                    (iii) amounts deposited therein pursuant to the terms of a Terms Supplement.

             (b) On each Transfer Date, the Servicer shall instruct the Indenture Trustee to withdraw from the Funding Account the amount determined pursuant to Section 2.09(a)(ii) and pay such amount to or upon the order of the Seller with respect to such transfer.

               (c) Provided that after giving effect to such payment the Subordination Amount for each Series is at least equal to its related Minimum Subordination Amount and no uncured Default has occurred, the Indenture Trustee shall pay to or upon the order of the Seller the amount set forth in an Issuer Request delivered to the Indenture Trustee.

               (d) If on the Termination Date amounts still remain in the Funding Account, the Servicer shall instruct the Indenture Trustee to withdraw from the Funding Account no later than the Business Day preceding the immediately following Determination Date and deposit such amounts in the Principal and Interest Account. Any amounts so transferred shall be deemed part of the Available Funds.

     Section 5.05   [Intentionally Omitted]

     Section 5.06   Investment of Accounts.
                    ----------------------

               (a) So long as no Default or Event of Default shall have occurred and be continuing, and consistent with any requirements of the Code, all or a portion of any Account held by the Indenture Trustee shall be invested by the Indenture Trustee, as directed in writing by the Servicer, in one or more Permitted Instruments in the name of the Indenture Trustee, bearing interest or sold at a discount. Absent written directions from the Servicer, any funds on deposit in any Account shall be invested by the Indenture Trustee in an investment described in clause (vi) of the definition of Permitted Instrument. No such investment in any Account shall mature later than the Business Day immediately preceding the next Remittance Date; provided, however, the Indenture
                                                --------  -------
Trustee or any Affiliate thereof, may be the obligor on any investment which otherwise qualifies as a Permitted Instrument and any investment on which the Indenture Trustee is the obligor may mature on such Remittance Date or date when needed, as the case may be.

               (b) If any amounts are needed for disbursement from any Account held by the Indenture Trustee and sufficient uninvested funds are not available to make such disbursement, the Indenture Trustee, as directed in writing by the Servicer or the Issuer, shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Account. The Indenture Trustee shall not be liable for any investment loss or other charge resulting therefrom (except to the extent such loss or charge results from the Indenture Trustee's gross negligence, willful misconduct or fraud).

               (c) The Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Indenture Trustee resulting from any investment loss on any Permitted Instrument included therein (except to the extent that the Indenture Trustee is the obligor thereon or such insufficiency or loss results from the Indenture Trustee's gross negligence, willful misconduct or fraud).

               (d) The Indenture Trustee shall invest and reinvest funds in the Accounts held by the Indenture Trustee to the fullest extent practicable, in such manner as the Servicer shall from time to time direct in writing, but only in one or more Permitted Instruments.

               (e) All income or other gain from investments in any Account held by the Indenture Trustee shall be deposited in such Account, immediately on receipt, and the Indenture Trustee shall notify the Servicer of any loss resulting from such investments. The Servicer shall remit the amount of any such loss from its own funds, without reimbursement therefor, to the Indenture Trustee for deposit in the Account from which the related funds were withdrawn for investment by the next Determination Date following receipt by the Servicer of such notice.

         Section 5.07  Allocations.
                       -----------

               (a) The rights of the Noteholders, Certificateholders, holder of the Transferor Interest and Hedge Counterparties to receive distributions from the proceeds of the Trust Fund, and all ownership interests of such parties in such distributions, shall be as set forth in this Agreement and the Term Supplements. The Transferor Interest shall represent the interest in the Trust not represented by any Notes or Certificates then outstanding including the right to receive Available Funds and other amounts at the times and in the amounts specified in this Article V and the other Basic Documents to be paid to the holder of the Transferor Interest.

               (b) Prior to each Remittance Date the Servicer shall allocate the portion of the Available Funds remitted to the Note Distribution Account pursuant to Section 4.04(b) among each Series and the Transferor Interest as follows:

                       (i) first, each Series and the Transferor Interest shall be allocated its Applicable Percentage of all Interest Collections and Principal Collections included in such Available Funds (the amount so allocated to a Series and the Transferor Interest is referred to as its "Initial Allocated Amount");

                       (ii) if each Series is in its Revolving Period, the Servicer, based upon an Issuer Request, shall reallocate to each Series and the Transferor Interest the portion of the Principal Collections set forth in such Issuer Request; provided, however, that the Transferor Interest may not be allocated more than the amount needed to reduce it to zero;

                       (iii) if one Series is in its Amortization Period and one or more Series are in their Revolving Period, the Servicer shall reallocate the Principal Collections from each Series in its Revolving Period and the Transferor Interest first to the Series in its Amortization Period until its Invested Amount is reduced to zero and then, any remaining Principal Collections will be reallocated pursuant to clause (ii) above;

                       (iv) if two or more Series are in their Amortization Period and one or more Series are in their Revolving Period, the Servicer shall reallocate the Principal Collections from each Series in its Revolving Period and the Transferor Interest to each Series in its Amortization Period (pro rata based upon the

                  Invested Amount of each such Series); provided, however, that no Series in its Amortization Period shall be reallocated more than the amount needed to reduce its Invested Amount to zero, any remaining Principal Collections will be reallocated pursuant to clause (ii) above;

                           (v) if every Series is in its Amortization Period, other than as a result of an Event of Default, the Servicer shall reallocate the Principal Collections from the Transferor Interest to each Series (pro rata based upon the Invested Amount of each such Series); provided, however, that no Series shall be reallocated more than the amount needed to reduce its Invested Amount to zero; and

                           (vi) if every Series is in its Amortization Period as a result of an Event of Default, no reallocation of Principal Collections shall be made.

                  Notwithstanding the foregoing, if a Potential Termination Event is in effect with respect to a Series, for purposes of the reallocations set forth above, such Series shall be deemed to be in its Amortization Period.

                  The Initial Allocated Amount for each Series and the Transferor Interest, as adjusted pursuant to clauses (ii) through (v) above, is referred to as the "Adjusted Allocated Amount" for each Series and the Transferor Interest.

                  (c) By 11:00 A.M. New York time, on each Remittance Date, the Indenture Trustee shall (i) credit to the applicable sub-account of the Note Distribution Account, the Adjusted Allocated Amount for each Series and (ii) transfer from the Note Distribution Account to the Transferor Interest Account, the Adjusted Allocated Amount for the Transferor Interest.

                  (d) By 11:00 A.M. New York time, on each Remittance Date, the Indenture Trustee shall (i) transfer the Adjusted Allocated Amount for each Series from its sub-account of the Note Distribution Account to the applicable Series Note Distribution Account, and distribute such amounts pursuant to the terms of the applicable Terms Supplement and (ii) distribute from the Transferor Interest Account to the holder of the Transferor Interest, its Adjusted Allocated Amount.

                  (e) All distributions made to the Noteholders of a Series will be made on a pro rata basis among the Noteholders of record of such Series on the next preceding Record Date based on the Percentage Interest of such Series represented by their respective Notes, and shall be made by check or, upon request by a Noteholders, by wire transfer of immediately available funds to the account of such Noteholders at a bank or other entity having appropriate facilities therefor, and, in the case of wire transfers, at the expense of such Noteholder unless such Noteholder shall own of record Notes which have initial principal balances aggregating at least $1,000,000. All distributions made to the holder of the Transferor Interest will be made by wire transfer of immediately available funds to the account of such holders at a bank or other entity having appropriate facilities therefor.

         Section 5.08      [Intentionally Omitted].
                            ----------------------

         Section 5.09      Statements.
                           ----------

                  (a) Each month, not later than 2:00 p.m. (central time) on the Determination Date, the Servicer shall deliver to the Indenture Trustee, by telecopy or electronic format in a form acceptable to the Indenture Trustee, for distribution to the Noteholders, with hard copy thereof to be delivered on the Business Day following the Determination Date, a certificate signed by a Servicing Officer (a "Servicer's Certificate") in the form attached hereto as Exhibit K.

                  (b) The Indenture Trustee shall forward such Servicer's Certificate to the Noteholders, the Certificateholders, the Owner Trustee and any Hedge Counterparty on the Remittance Date.

                  (c) To the extent that there are inconsistencies between the telecopy of the Servicer's Certificate and the hard copy thereof, the Indenture Trustee shall be entitled to rely upon the telecopy, unless and until notified in writing to the contrary by a Responsible Officer of the Servicer.

                  (d) Upon reasonable advance notice in writing, the Servicer will provide (subject to reasonable confidentiality restrictions) to each Noteholder which is a savings and loan association, bank or insurance company certain reports and access to information and documentation regarding the Commercial Loans sufficient to permit such Noteholder to comply with applicable regulations of the Office of Thrift Supervision or other regulatory authorities with respect to investment in the Notes.

                  (e) The Servicer, at its expense, shall furnish to each Noteholder (subject to reasonable confidentiality restrictions), during the term of this Agreement, such periodic, special, or other reports or information, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Noteholder or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided by and in accordance with such applicable instructions and directions as the Noteholder may reasonably require.

         Section 5.10      Reports of Foreclosure and Abandonment of Mortgaged
                           ---------------------------------------------------
                           Property
                           --------

                  Each year the Servicer shall make the reports of foreclosures and abandonment of any Mortgaged Property as and to the extent required by
Section 6050J of the Code. Promptly after filing any such report with the Internal Revenue Service, the Servicer shall provide the Indenture Trustee with an Officer's Certificate certifying that such report has been filed.

                                  ARTICLE VI

                           GENERAL SERVICING PROCEDURE
                           ---------------------------

         Section 6.01      [Intentionally Omitted].

         Section 6.02      Satisfaction of Mortgages and Collateral and Release
                           -----------------------------------------------------
                           of Commercial Loan Files.
                           ------------------------

                  The Servicer shall maintain the Fidelity Bond as provided for in Section 4.09 insuring the Servicer against any loss it may sustain with respect to any Commercial Loan not satisfied in accordance with the procedures set forth herein.

                  Upon the payment in full of any Commercial Loan, the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes or the deposit into the Principal and Interest Account of the purchase price of any Commercial Loan acquired by the Seller, the Servicer or another Person pursuant to this Agreement, or any other Basic Document, the Servicer will immediately notify the Indenture Trustee by a certification in the form of Exhibit I attached hereto (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Principal and Interest Account pursuant to Section 4.03 or the Note Distribution Account pursuant to Section 5.01 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Indenture Trustee's Document File. Upon receipt of such certification and request, the Indenture Trustee shall release, within 3 Business Days, the related Indenture Trustee's Document File to the Servicer (and any related Supplemental Interests unless a Default has occurred and is continuing). Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be payable by the Servicer and shall not be chargeable to the Principal and Interest Account or the Note Distribution Account.

                  From time to time and as appropriate for the servicing or foreclosure of any Commercial Loan, the Indenture Trustee shall, upon request of the Servicer and delivery to the Indenture Trustee of a certification in the form of Exhibit I attached hereto signed by a Servicing Officer, release the related Indenture Trustee's Document File to the Servicer within 3 Business Days, and the Indenture Trustee shall execute such documents as shall be necessary to the prosecution of any such proceedings. The Servicer shall return the Indenture Trustee's Document File to the Indenture Trustee when the need therefor by the Servicer no longer exists, unless the Commercial Loan has been liquidated and the Liquidation Proceeds relating to the Commercial Loan have been deposited in the Principal and Interest Account and remitted to the Indenture Trustee for deposit in the Note Distribution Account or the Commercial Loan File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure or repossession of Collateral either judicially or non-judicially, and the Servicer has delivered to the Indenture Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to whom such Commercial Loan File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Commercial Loan was liquidated, the servicing receipt relating to such Commercial Loan shall be released by the Indenture Trustee to the Servicer.

                  The Indenture Trustee shall execute and deliver to the Servicer any court pleadings, requests for trustee's sale or other documents provided to it necessary to the foreclosure or trustee's sale in respect of Collateral or to any legal action brought to obtain judgment against any Obligor on the Commercial Loan Note or other agreement securing Collateral or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Commercial Loan Note or other agreement securing Collateral or otherwise available at law or in equity. Together with such documents or pleadings, the Servicer shall deliver to the Indenture Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Indenture Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Indenture Trustee will not invalidate or otherwise adversely affect the lien of the agreement securing Collateral, except for the termination of such a lien upon completion of the foreclosure or trustee's sale. The Indenture Trustee shall, upon receipt of a written request from a Servicing Officer, execute any document provided to the Indenture Trustee by the Servicer or take any other action requested in such request, that is, in the opinion of the Servicer as evidenced by such request, required or appropriate by any state or other jurisdiction to discharge the lien securing Collateral upon the satisfaction thereof and the Indenture Trustee will sign and post, but will not guarantee receipt of, any such documents to the Servicer, or such other party as the Servicer may direct, within five Business Days of the Indenture Trustee's receipt of such certificate or documents. Such certificate or documents shall establish to the Indenture Trustee's satisfaction that the related Commercial Loan has been paid in full by or on behalf of the Obligor (or subject to a deficiency claim against such Obligor) and that such payment has been deposited in the Principal and Interest Account.

         Section 6.03      Servicing Compensation.
                           ----------------------

                  As compensation for its services hereunder, the Servicer shall be entitled to retain from Interest Collections on the Commercial Loans or withdraw from the Principal and Interest Account (to the extent deposited therein) the Servicer's Servicing Fee and, in accordance with Section 4.04(c), any accrued but unreimbursed Servicing Fees. Additional servicing compensation in the form of assumption and other administrative fees and late payment, default or waiver charges shall be retained by or remitted to the Servicer to the extent not required under Section 4.04 to be remitted to the Indenture Trustee for deposit in the Note Distribution Account. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

         Section 6.04      Annual Statement as to Compliance.
                           ---------------------------------

         The Servicer will deliver to the Indenture Trustee, on or before March 31 of each year beginning April 30, 2001, an Officer's Certificate stating that
(i) the Servicer has fully complied in all material respects with the provisions of Articles IV, V, VI and VII, (ii) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement has been made under such officer's supervision, and (iii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled in all material respects all its obligations under this Agreement throughout such year, or, if there has been such a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof and the action being taken by the Servicer to cure such default.

         Section 6.05      Annual Independent Public Accountants' Servicing
                           ------------------------------------------------
                           Report.
                           ------

                  On or before May 31 of each year beginning May 31, 2001, the Servicer, at its expense, shall cause one of the "big five" accounting firms to furnish a letter or letters to the Indenture Trustee to the effect that such firm has with respect to the Servicer's overall servicing operations examined such operations in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers, and stating such firm's conclusions relating thereto.

         Section 6.06      Indenture Trustee's Right to Examine Service Records
                           -----------------------------------------------------
                           and Audit Operations.
                           --------------------

                  The Indenture Trustee shall have the right upon reasonable prior notice, during normal business hours, in a manner that does not unreasonably interfere with the Servicer's normal operations or customer or employee relations, and as often as reasonably required, to examine and audit any and all of the books, records or other information of the Servicer, whether held by the Servicer or by another on behalf of the Servicer, which may be relevant to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement. No amounts payable in respect of the foregoing shall be paid from the Trust Fund.

         Section 6.07      Reports to the Indenture Trustee; Principal and
                           -----------------------------------------------
                           Interest Account Statements.
                           ---------------------------

                  Not later than 20 days after each Record Date, the Servicer shall forward to the Indenture Trustee a statement, certified by a Servicing Officer, setting forth the status of the Principal and Interest Account as of the close of business on the preceding Record Date and showing, for the period covered by such statement, the aggregate of deposits into the Principal and Interest Account for each category of deposit specified in Section 4.03, the aggregate of withdrawals from the Principal and Interest Account for each category of withdrawal specified in Section 4.04 and the aggregate amount of permitted withdrawals not made in the related Due Period.

                                  ARTICLE VII

                      REPORTS TO BE PROVIDED BY SERVICER
                      ----------------------------------

         Section 7.01      Financial Statements.
                           --------------------

                  (a)      The Servicer shall furnish to the Indenture Trustee
(i) promptly, copies of any material and adverse notices (including, without limitation, notices of defaults, breaches, potential defaults or potential breaches) given to or received from its other lenders, (ii) immediately, notice of the occurrence of any Event of Default, Termination Event or Servicer Termination Event or of any situation which the Servicer reasonably expects to develop into an Event of Default, Termination Event or Servicer Termination Event, (iii) copies of the Servicer's quarterly financial statements no later than 60 days after each quarter end, and (iv) annual audited financial statements no later than 120 days after each year-end.

                  (b) The Servicer also agrees to make available on a reasonable basis to any Noteholder a knowledgeable financial or accounting officer for the purpose of answering reasonable questions respecting recent developments affecting the Servicer or the financial statements of the Servicer and to permit any Noteholder upon reasonable advance notice and subject to reasonable confidentiality restrictions to inspect the Servicer's servicing facilities during normal business hours and in a manner that does not unreasonably interfere with the Servicer's normal operations or customer or employee relations for the purpose of satisfying such Noteholder that the Servicer has the ability to service the Commercial Loans in accordance with this Agreement.


                                 ARTICLE VIII

                                 THE SERVICER
                                 ------------

         Section 8.01      Indemnification; Third Party Claims.
                           -----------------------------------

                  (a) The Servicer agrees to indemnify, defend, and hold the Indenture Trustee (as such and in its individual capacity), the Owner Trustee (as such and in its individual capacity), and each Noteholder, Certificateholder and any Hedge Counterparty harmless from and against any and all claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other reasonable costs, fees and expenses that the Indenture Trustee (as such or in its individual capacity), the Owner Trustee (as such or in its individual capacity), and any Noteholder, Certificateholder or Hedge Counterparty may sustain as a result of the failure of the Servicer to perform its duties and service the Commercial Loans in compliance with the terms of this Agreement, except to the extent arising from the gross negligence, willful misconduct or fraud by the Person claiming indemnification. The Servicer shall immediately notify the Indenture Trustee and the Owner Trustee if a claim is made by any party with respect to this Agreement, and the Servicer shall assume (with the consent of the indemnified party) the defense and any settlement of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Indenture Trustee (as such or in its individual capacity), the Owner Trustee (as such or in its individual capacity), and/or a Noteholder, Certificateholder or Hedge Counterparty in respect of such claim.

         (b) The Seller agrees to indemnify, defend, and hold the Indenture Trustee (as such and in its individual capacity), the Owner Trustee (as such and in its individual capacity), and each Noteholder, Certificateholder and any Hedge Counterparty harmless from and against any and all claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other reasonable costs, fees and expenses that the Indenture Trustee (as such or in its individual capacity), the Owner Trustee (as such or in its individual capacity), and any Noteholder, Certificateholder or Hedge Counterparty may sustain as a result of the failure of the Seller to perform its duties in compliance with the terms of this Agreement and in the best interests of the Noteholders, the Certificateholders and any Hedge Counterparty, except to the extent arising from the gross negligence, willful misconduct or fraud by the Person claiming indemnification. The Seller shall immediately notify the Indenture Trustee and the Owner Trustee, if a claim is made by a third party with respect to this Agreement, and the Seller shall assume (with the consent of the indemnified party) the defense and any settlement of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Seller, the Indenture Trustee (as such or in its individual capacity), the Owner Trustee (as such or in its individual capacity), and/or a Noteholder, Certificateholder or Hedge Counterparty in respect of such claim.

         Section 8.02    Merger or Consolidation of the Servicer.
                         ---------------------------------------

               The Servicer will keep in full effect its existence as a corporation, bank or association and if required by applicable law will obtain and preserve its qualification to do business as a foreign entity, in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Commercial Loans and to perform its duties under this Agreement.

               Any Person into which the Servicer may be merged or consolidated, or any Person resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to all or substantially all of the business of the Servicer, shall be an established commercial loan servicing institution that on a consolidated basis has a net worth of at least $50,000,000, and shall be the successor of the Servicer, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Servicer shall send notice of any such merger, consolidation, conversion, or succession to the Indenture Trustee and the Owner Trustee.

         Section 8.03.   Limitation on Liability of the Servicer and Others.
                         --------------------------------------------------

               The Servicer and any director, officer, employee or agent of the Servicer may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities or persons respecting any matters arising hereunder. Subject to the terms of Section 8.01 herein, the Servicer shall have no obligation to appear with respect to, prosecute or defend any legal action which is not incidental to the Servicer's duty to service the Commercial Loans in accordance with this Agreement.

         Section 8.04.   Servicer Not to Resign.
                         ----------------------

               The Servicer shall not assign this Agreement nor resign from the obligations and duties hereby imposed on it except (i) by mutual consent of the Servicer, the Indenture Trustee and the Majority Noteholders, or (ii) in connection with a merger, conversion or consolidation permitted pursuant to
Section 8.02 (in which case the Person resulting from the merger, conversion or consolidation shall be the successor of the Servicer), or (iii) in connection with an assignment permitted pursuant to Section 8.02 (in which case the Assignee shall be the successor of the Servicer), or (iv) upon the good faith determination that the Servicer's duties hereunder are no longer permissible under applicable law or administrative determination and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by a written Opinion of Counsel (who may be counsel for the Servicer) to such effect delivered to the Indenture Trustee, which Opinion of Counsel shall be in form and substance reasonably acceptable to the Indenture Trustee. No such resignation shall become effective until a successor has assumed the Servicer's responsibilities and obligations hereunder in accordance with Section 9.02.

                                  ARTICLE IX

                             SERVICER TERMINATION
                             --------------------

         Section 9.01    Servicer Termination Events.
                         ---------------------------

               (a) In case one or more of the following events (each a "Servicer Termination Event") by the Servicer shall occur and be continuing, that is to say:

                         (i) any failure by the Servicer to remit when due to the Noteholders, or to the Indenture Trustee for the benefit of the Noteholders and Hedge Counterparties, or to the Owner Trustee for the benefit of the Certificateholders, any payment required to be made under the terms of the Basic Documents, it being understood that the Servicer shall not be responsible for the failure of either the Owner Trustee or the Indenture Trustee to remit funds that were received by the Owner Trustee or the Indenture Trustee from the Servicer in accordance with the Basic Documents; or

               (ii) failure by the Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in the Basic Documents, or any representation or warranty of the Servicer made in this Agreement or any other Basic Document or in any certificate or other writing delivered thereto or in connection therewith proves to have been incorrect when made and has a material adverse effect on the rights of the Noteholders, which failure continues unremedied for a period of 30 days (if such failure can be remedied) after the earlier to occur of (A) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to a Responsible Officer of the Servicer by the Indenture Trustee or to a Responsible Officer of the Servicer, and the Indenture Trustee by any Noteholder, Certificateholder or Hedge Counterparty or (B) the date a Responsible Officer of the Servicer receives actual knowledge of such failure; or

               (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of 30 days; or

               (iv) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of the Servicer's property; or

               (v) the Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

               (vi) without the prior written consent of the Majority Noteholders, the Servicer agrees or consents to, or otherwise permits to occur, any amendment, modification, change, supplement or recision of or to the Servicer or the Credit and Collection Policy, in whole or in part, in any manner that would have a material adverse effect on the Commercial Loans; or

               (vii) failure by the Servicer to observe or perform the Credit and Collection Policy regarding the servicing of the Commercial Loans in any manner that would have a material adverse effect on the Commercial Loans; or

               (viii) either (A) Robert J. Merrick ceases to be actively involved in the credit decisions of the Servicer (unless waived by the Majority Noteholders, which waiver may be granted or withheld in their sole direction) or (B) any of the following ceases to be actively involved in the management of the Servicer (unless waived by the Majority Noteholders, which waiver will not be unreasonably withheld): Bryan J. Mitchell, Steven F. Tunney or B. Hagen Saville; or

                    (ix) the consolidated net worth of the Servicer (inclusive of all committed capital), as measured as of the end of any fiscal quarter of Servicer, shall be less than the greater of (a) $115,000,000 and (b) 15% of the aggregate outstanding principal balance of the commercial loans that are being serviced by Servicer and are owned by Servicer or an Affiliate of Servicer (including MCG Master Trust).

               (b) then, and in each and every such case, so long as a Servicer Termination Event shall not have been remedied, the Majority Noteholders, by notice in writing to the Servicer (except with respect to (iii), (iv) and (v) for which no notice is required) may, in addition to whatever rights such Noteholders may have at law or equity including damages, injunctive relief and specific performance, in each case, immediately be withheld in its sole discretion) terminate all the rights and obligations of the Servicer under this Agreement and in and to the Commercial Loans and the proceeds thereof, as Servicer. Upon such receipt by the Servicer of a written notice from the Majority Noteholders stating that they or it intend to terminate the Servicer as a result of such Servicer Termination Event, all authority and power of the Servicer under this Agreement, whether with respect to the Commercial Loans or otherwise, shall, subject to Section 9.02, pass to and be vested in the Indenture Trustee and the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Commercial Loans and related documents.

     Section 9.02   Indenture Trustee to Act; Appointment of Successor
                    --------------------------------------------------

               On and after the time of the Servicer's termination, or the Servicer's receipt of notice if required by Section 9.01, or at any time if the Indenture Trustee receives the resignation of the Servicer evidenced by an Opinion of Counsel pursuant to Section 8.04 or the Servicer is removed as Servicer pursuant to this Article IX, the Indenture Trustee shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof; provided, however, that the Indenture Trustee shall not be liable for any actions of any Servicer prior to it, and that the Indenture Trustee shall only make advances or payments hereunder from its own funds if it elects to in its sole discretion. As compensation therefor, the Indenture Trustee shall be entitled to the Servicing Fee, together with other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided herein; including, without limitation, all reasonable costs (including reasonable attorneys' fees) incurred in connection with transferring the servicing obligations under this Agreement and amending this Agreement to reflect such transfer.

          Notwithstanding the above, the Indenture Trustee may, in its discretion, or shall, if it is unable to so act or if the Majority Noteholders request in writing to the Indenture Trustee, appoint, or petition a court of competent jurisdiction to appoint, any established servicing institution as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Any collections received with respect to Commercial Loans transferred to the Trust by the Servicer after removal or resignation that accrued prior thereto shall be endorsed by it to the Indenture Trustee and remitted directly to the Indenture Trustee or, at the direction of the Indenture Trustee, to the successor servicer. As compensation, any successor servicer (including, without limitation, the Indenture Trustee) so appointed shall be entitled to receive the Servicing Fee, together with any other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided herein that accrued prior thereto; including, without limitation, all reasonable costs (including reasonable attorneys' fees) incurred in connection with transferring the servicing obligations under this Agreement and amending this Agreement to reflect such transfer. In the event the Indenture Trustee is required to solicit bids as provided herein, the Indenture Trustee shall solicit, by public announcement, bids from banks and mortgage servicing institutions meeting the qualifications set forth above. Such public announcement shall specify that the successor servicer shall be entitled to the full amount of the Servicing Fee as servicing compensation, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise that accrued prior thereto. Within thirty days after any such public announcement, the Indenture Trustee shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Indenture Trustee shall deduct from any sum received by the Indenture Trustee from the successor to the Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder and the amount of any unreimbursed Servicing Advances. After such deductions, the remainder of such sum shall be paid by the Indenture Trustee to the Servicer at the time of such sale, transfer and assignment to the Servicer's successor. The Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Indenture Trustee nor any other successor servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer hereunder. No appointment of a successor to the Servicer hereunder shall be effective until written notice of such proposed appointment shall have been provided by the Indenture Trustee to each Noteholder and Certificateholder and the Indenture Trustee shall have consented thereto. The Indenture Trustee shall not resign as servicer until a successor servicer has been appointed and accepted such appointment.

          Pending appointment of a successor to the Servicer hereunder, the Indenture Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Indenture Trustee may make such arrangements for the compensation of such successor out of payments on Commercial Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer pursuant to Section 6.03 or otherwise as provided in this Agreement. The Servicer, the Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

     Section 9.03.  Waiver of Defaults.
                    ------------------

          The Majority Noteholders may, on behalf of all the Noteholders, Certificateholders and any Hedge Counterparty and subject satisfying the Rating Agency Condition, waive any events permitting removal of the Servicer pursuant to this Article IX; provided, however, that the Majority Noteholders may not waive a default in making a required distribution on a Note without the consent of the holder of such Note. Upon any waiver or cure of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver or cure shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

     Section 9.04.  Control by Majority Noteholders.
                    -------------------------------

          The Majority Noteholders may direct the time, method and place of conducting any proceeding relating to the Trust or the Notes or for any remedy available to the Indenture Trustee or the Owner Trustee with respect to the Trust or exercising any trust or power conferred on the Indenture Trustee or the Owner Trustee with respect to the Trust provided that:
                                        -------- ----

                    (i) such direction shall not be in conflict with any rule of law or with this Agreement;

                    (ii) the Indenture Trustee shall have been provided with indemnity satisfactory to it; and

                    (iii) the Indenture Trustee or the Owner Trustee may take any other action deemed proper by the Indenture Trustee or the Owner Trustee which is not inconsistent with such direction; provided,
                                                                 --------
          however, that the Indenture Trustee or the Owner Trustee, as the case
          -------
          may be, need not take any action which it determines in good faith would be unlawful, violate the Trust Agreement, or involve it in personal liability or may be unjustly prejudicial to the Holders not so directing.

                                   ARTICLE X

                                  TERMINATION
                                  -----------

     Section 10.01. Termination.
                    -----------

          This Agreement shall terminate upon notice to the Indenture Trustee of the earlier of the following events: (a) the final payment on or the disposition or other liquidation by the Trust of the last Commercial Loan transferred by the Seller or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Commercial Loan transferred by the Seller and the remittance of all funds due thereunder, or (b) mutual written consent of the Servicer, the Seller, the Originator and all Noteholders and Certificateholders.

          The Servicer may, at its option, terminate this Agreement on any date (the "Optional Termination Date") on which the aggregate Principal Balance of the Commercial Loans transferred by the Seller is less than 15% of the Facility Limit by purchasing, on the next succeeding Remittance Date, all of the remaining Commercial Loans transferred by the Seller at a price equal to the sum of (i) the Invested Amount, (ii) the Interest Distribution Amount, (iii) the Transferor Interest, (iv) any amounts owed to any Hedge Counterparty under any Hedging Agreement or Hedge Transaction (including Hedge Breakage Costs) and (v) any additional amounts set forth in a Terms Supplement (the "Termination Price").

          Notice of any termination, specifying the Remittance Date upon which the Trust Fund will terminate and that the Noteholders shall surrender their Notes to the Indenture Trustee for payment of the final distribution and cancellation shall be given promptly by the Servicer by letter to all Noteholders mailed during the month of such final distribution before the Determination Date in such month, specifying (i) the Remittance Date upon which final payment of the Notes will be made upon presentation and surrender of Notes at the office of the Indenture Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Remittance Date is not applicable, payments being made only upon presentation and surrender of the Notes at the office of the Indenture Trustee therein specified. The Servicer shall give such notice to the Indenture Trustee at the time such notice is given to Noteholders. Any obligation of the Servicer to pay amounts due hereunder or under the Basic Documents to the Indenture Trustee shall survive the termination of this Agreement.

     Section 10.02. Accounting Upon Termination of Servicer
                    ---------------------------------------

          Upon termination of the Servicer under Article IX hereof, the Servicer shall:

          (a) deliver to its successor or, if none shall yet have been appointed, to the Indenture Trustee, the funds in any Principal and Interest Account;

          (b) deliver to its successor or, if none shall yet have been appointed, to the Indenture Trustee, all Commercial Loan Files and related documents and statements held by it hereunder and a Commercial Loan portfolio computer diskette;

          (c) deliver to its successor or, if none shall yet have been appointed, to the Indenture Trustee a full accounting of all funds, including a statement showing the Scheduled Payments collected by it and a statement of monies held in trust by it for the payments or charges with respect to the Commercial Loans; and

          (d) execute and deliver such instruments and perform all acts reasonably requested in order to effect the orderly and efficient transfer of servicing of the Commercial Loans to its successor and to more fully and definitively vest in such successor all rights, powers, duties, responsibilities, obligations and liabilities of the Servicer under this Agreement.

                                  ARTICLE XI

                           MISCELLANEOUS PROVISIONS
                           ------------------------

     Section 11.01  Acts of Noteholders.
                    -------------------

          Except as otherwise specifically provided herein, whenever Noteholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Noteholders if the Majority Noteholders agree to take such action or give such consent or approval.

     Section 11.02  Amendment.
                    ---------

          (a) This Agreement may be amended from time to time by the Servicer and the Trust with the consent of the Indenture Trustee and any other party set forth in a Terms Supplement, without notice to or consent of the Noteholders, the Certificateholders or any Hedge Counterparty, to cure any ambiguity, to correct or supplement any provisions herein, to comply with any changes in the Code, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Indenture Trustee, adversely affect the interests of any Noteholder, Certificateholder or any Hedge Counterparty and further provided that no such amendment shall reduce in any manner the amount of, or delay the timing of, any amounts received on Commercial Loans which are required to be distributed on any Note or Certificate without the consent of the Holder of such Note or Certificate, or change the rights or obligations of any other party hereto or any Hedge Counterparty without the consent of such party.

          (b) This Agreement may be amended from time to time by the Servicer and the Trust with the consent of the Indenture Trustee, and the consent of the Majority Noteholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall reduce in any manner the amount of, or delay the timing of, any amounts received on Commercial Loans which are required to be distributed on any Note without the consent of the Holder of such Note or reduce the percentage of Holders which are required to consent to any such amendment without the consent of the Holders of 100% of the Notes and Certificates affected thereby.

     Section 11.03. Duration of Agreement.
                    ---------------------

     This Agreement shall continue in existence and effect until terminated as herein provided.

     Section 11.04. GOVERNING LAW.
                    -------------

     EXCEPT TO THE EXTENT INCONSISTENT WITH FEDERAL LAW, IN WHICH CASE FEDERAL LAW WILL GOVERN, THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

     Section 11.05. Notices.
                    -------

     All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at, sent by facsimile to or mailed by overnight mail, certified mail or registered mail, postage prepaid, to (i) in the case of the Servicer and the Originator, MCG Credit Corporation, 1100 Wilson Blvd., Suite 800, Arlington, VA 22209,
Attention: Chief Financial Officer and General Counsel, Facsimile: (703) 247-7505, or such other addresses as may hereafter be furnished to the Noteholders in writing by the Servicer and the Originator, (ii) in the case of the Seller, MCG Finance Corporation II, 1100 Wilson Blvd., Suite 800, Arlington, VA 22209,
Attention: Chief Financial Officer and General Counsel, Facsimile: (703) 247-7505, or to such other address as may be furnished to the Noteholders in writing by the Seller, (iii) in the case of the Indenture Trustee, its Corporate Trust Office, (iv) in the case of the Owner Trustee, Wilmington Trust Company, One Rodney Square North, Wilmington, Delaware 19890, Attention: Corporate Trust Administration, Facsimile: (302) 427-4749 and (v) in the case of the Noteholders, as set forth in the Note Register. Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, except that notices to the Noteholders shall be effective upon mailing or personal delivery.

     Section 11.06. Severability of Provisions.
                    --------------------------

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

     Section 11.07. No Partnership.
                    --------------

     Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for the Noteholders.

     Section 11.08. Counterparts.
                    ------------

     This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

     Section 11.09. Successors and Assigns.
                    ----------------------

     This Agreement shall inure to the benefit of and be binding upon the Seller, the Originator and the Servicer, the Indenture Trustee and the Noteholders and their respective successors and assigns.

     Section 11.10. Headings.
                    --------

     The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

     Section 11.11. Notification to Rating Agencies.
                    -------------------------------

     The Indenture Trustee shall give prompt notice to the Rating Agencies of the occurrence of any of the following events of which a Responsible Officer has received actual notice: (1) any modification or amendment to this Agreement, (2) any change of the Indenture Trustee, the Servicer or Paying Agent, (3) any Event of Default, Termination Event or Servicer Termination Event, and (4) the final payment of all the Notes. The Servicer shall promptly deliver to the Indenture Trustee a copy of each of the Servicer's Certificates.

     Section 11.12. Limitation of Liability.
                    -----------------------

     It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee on behalf of the Issuer under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertaking and agreements herein made on the part of the Issuer is made and intended as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to the

Agreement and by any person claiming by, through or under them and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaking by the Issuer under this Agreement or any related documents.

          This Agreement is executed and delivered by Norwest Bank Minnesota, National Association, not in its individual capacity but solely as Indenture Trustee under the Indenture in the exercise of the powers and authority conferred and vested in it, and Norwest Bank Minnesota, National Association, in its individual capacity, shall not be personally liable for the acts or omissions of the Indenture Trustee under this Agreement, other than by reason of bad faith, negligence, or willful misconduct.

          Notwithstanding anything herein to the contrary, in no event shall Norwest Bank Minnesota, National Association, in any capacity be liable for any Servicing Fee or for any differential in the amount of the Servicing Fee paid hereunder and the amount necessary to induce any successor Servicer under this Agreement and the transactions set forth or provided for by the Basic Documents.

          IN WITNESS WHEREOF, the Seller, the Servicer, the Originator and the Trust have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

     MCG CREDIT CORPORATION
     as an Originator and Servicer

     By:  /s/ Steven F. Tunney
          --------------------------------------------
          Name:  Steven F. Tunney
          Title: CFO & EVP


     MCG FINANCE CORPORATION II
     as Seller

     By:  /s/ Steven F. Tunney
          --------------------------------------------
          Name:  Steven F. Tunney
          Title: CFO & EVP


     MCG MASTER TRUST,

     By:  Wilmington Trust Company, not in
     its individual capacity but solely as Owner
     Trustee on behalf of the Trust


     By:  /s/ James P. Lawler
          --------------------------------------------
          Name:  James P. Lawler
          Title: Vice President

     Accepted and Agreed to:

     Norwest Bank Minnesota, National Association, not in its individual capacity, but solely as Indenture Trustee


     By:  /s/ Marianna C. Stershic
          --------------------------------------------
          Name:  Marianna C. Stershic
          Title: Assistant Vice-President

STATE OF Delaware )
         --------
                          : ss.:
COUNTY OF New Castle )
          ----------

     On the 12th day of June __________, 2000 before me, a Notary Public in
            --            ----
and for said State, personally appeared James P. Lawler ___ known to me to be an
                                        ---------------
officer of Wilmington Trust Company, the trust company that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


          Kathleen A. Pedelini
          ---------------------------------------
               Notary Public

          My Commission expires __________

STATE OF Virginia          )
         --------
                           : ss.:
COUNTY OF Arlington        )
          ---------


         On the 15th day of June, 2000 before me, a Notary Public in
                --          ----
and for the State of Virginia, personally appeared Steven F. Tunney known to me
                     --------                      ----------------
to be the COO, CFO & EVP of MCG Credit Corporation, one of the corporations that
          --------------
executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                      /s/ [Illegible]
                  ___________________________________
                         Notary Public

                  My Commission expires January 31, 2004
                                        ----------------

STATE OF Virginia          )
         --------
                           :ss.:
COUNTY OF Arlington        )
          ---------


         On the 7th day of June, 2000 before me, a Notary Public in
                -          ----
and for the State of Virginia, personally appeared Steven F. Tunney known to me
                     --------                      ----------------
to be the CFO & EVP of MCG Finance Corporation II, one of the corporations that
          ---------
executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                      /s/ [Illegible]
                  ___________________________________
                         Notary Public

                  My Commission expires January 31, 2004
                                        ----------------

                                   EXHIBIT A

                       CONTENTS OF COMMERCIAL LOAN FILE

         With respect to each Commercial Loan, the Commercial Loan File shall consist of the items listed in Section 2.04 of the Sale and Servicing Agreement.

         Additionally, for each Commercial Loan identified by the Seller as a Material Mortgage Loan, by 2:00 P.M. (central time) two Business Days prior to the related Transfer Date, the Seller will deliver or cause to be delivered to the Indenture Trustee each of the following documents (except for Material Mortgaged Loans where the Originator or one of its Affiliates is a co-lender but not the agent):

               (a) either: (i) the original Mortgage, with evidence of recording thereon, (ii) a copy of the Mortgage certified as a true copy by a Responsible Officer of the Originator where the original has been transmitted for recording until such time as the original is returned by the public recording office or duly licensed title or escrow officer or (iii) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost.

               (b) the original Assignment of Mortgage from the Originator endorsed as follows: "Norwest Bank Minnesota, National Association ("Assignee") its successors and assigns, as indenture trustee under the Indenture dated as of June 1, 2000, relating to MCG Master Trust";

               (c) either: (i) originals of all intervening assignments, if any, showing a complete chain of title from the originator of the Commercial Loan (where such originator was not the Originator or one of its Affiliates) to the Originator or one of its Affiliates, including warehousing assignments, with evidence of recording thereon if such assignments were recorded, (ii) copies of any assignments certified as true copies by a Responsible Officer of the Originator where the originals have been submitted for recording until such time as the originals are returned by the public recording officer, or (iii) copies of any assignments certified by the public recording office in any instances where the original recorded assignments have been lost; and

               (d) either: (i) a copy of all title insurance policies or a marked title commitment relating to the title insurance policies relating to the Mortgaged Property to the extent the Originator obtained such policies or (ii) copies of any title insurance policies or other evidence of lien position, including but not limited to Policy Insurance Record of Title ("PIRT") policies, limited liability reports and lot book reports, to the extent the Originator obtains such policies or other evidence of lien position, certified as true by the Originator.

         The Seller shall, within ten Business Days after the receipt thereof, and in any event, within one year of the related Transfer Date, deliver or cause to be delivered to the Indenture Trustee: (i) the original recorded Mortgage in those instances where a copy thereof certified by the Originator was delivered to the Indenture Trustee; and (ii) any intervening assignments of

Mortgage in those instances where copies thereof certified by the Originator were delivered to the Indenture Trustee. In those instances where the public recording office retains the original Mortgage or the intervening assignments of the Mortgage after it has been recorded, the Originator shall be deemed to have satisfied its obligations hereunder upon delivery to the Indenture Trustee of a copy of such Mortgage or assignments of Mortgage certified by the public recording office to be a true copy of the recorded original thereof.

         Prior to the occurrence of a Default, the Indenture Trustee shall not record the Assignments of Mortgage delivered pursuant to (b) above. Upon the occurrence of a Default, the Indenture Trustee, upon receipt of written instructions from the Majority Noteholders (a copy of which shall be provided to the Servicer), shall cause to be recorded in the appropriate offices each Assignment of Mortgage delivered to it. Each such recording shall be at the expense of the Servicer.

                                   EXHIBIT B

                            [INTENTIONALLY OMITTED]

                                   EXHIBIT C

                PRINCIPAL AND INTEREST ACCOUNT LETTER AGREEMENT

                                        (date)

         To:



               (the "Depository")


         As "Servicer" under the Sale and Servicing Agreement, dated as of June 1, 2000, relating to the MCG Master Trust (the "Agreement"), we hereby authorize and request you to establish an account, as a Principal and Interest Account pursuant to Section 4.03 of the Agreement, to be designated as "MCG Credit Corporation, as Servicer, in trust for the registered holders of MCG Master Trust Notes and Certificates." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

         MCG CREDIT CORPORATION


         By:_______________________________
         Name:
         Title:

         The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number _____________, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above. The amounts deposited at any time in the account will be insured to the maximum amount provided by applicable law by the Federal Deposit Insurance Corporation.

                                           ____________________
                                           (Name of Depository)


                                           By:______________________________
                                              Name:
                                              Title:

                                   EXHIBIT D

                            [INTENTIONALLY OMITTED]

                                   EXHIBIT E

                            [INTENTIONALLY OMITTED]

                                   EXHIBIT F

                         FORM OF INITIAL CERTIFICATION

                    _______,

[Seller]

[Servicer]


Re:  Sale and Servicing Agreement, MCG Master Trust
     ----------------------------------------------


Gentlemen:

         In accordance with Section 2.05 of the above-captioned Sale and Servicing Agreement (the "Agreement"), the undersigned, as Indenture Trustee, hereby certifies that, except as noted on the attachment hereto, if any (the "Loan Exception Report"), it has received each of the documents required to be delivered to it pursuant to Section 2.04 of the Agreement with respect to each Commercial Loan listed in the Commercial Loan Schedule and the documents contained therein appear to bear original signatures. Capitalized but undefined terms have the meanings set forth in the Sale and Servicing Agreement.

         The Indenture Trustee has made no independent examination of any such documents beyond the review specifically required in the above-referenced Sale and Servicing Agreement.

         The Indenture Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any such documents or any of the Commercial Loans identified on the Commercial Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Commercial Loan.

                                              NORWEST BANK MINNESOTA, NATIONAL
                                              ASSOCIATION,
                                              as Indenture Trustee

         By:______________________________
         Name:
         Title:

                                  EXHIBIT F-1

                          FORM OF FINAL CERTIFICATION


                                                                          [date]

[Servicer]

[Seller]

         Re:      Sale and Servicing Agreement, MCG Master Trust
                         _________________________________________
                         _________________________________________

Gentlemen:

      In accordance with Section 2.05 of the above-captioned Sale and Servicing Agreement, the undersigned, as Indenture Trustee, hereby certifies that, except as noted on the attachment hereto, as to each Commercial Loan listed in the Commercial Loan Schedule (other than any Commercial Loan paid in full or listed on the attachment hereto) it has reviewed the documents delivered to it pursuant to Section 2.04 of the Sale and Servicing Agreement and has determined that (i) all such documents are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Commercial Loan and (iii) based on its examination, and only as to the foregoing documents, the information set forth in the Commercial Loan Schedule respecting such Commercial Loan is correct. The Indenture Trustee has made no independent examination or inquiry of such documents beyond the review specifically required in the above-referenced Sale and Servicing Agreement.

      The Indenture Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any such documents contained in each or any of the Commercial Loans identified on the Commercial Loan Schedule, (ii) the collectibility, insurability, effectiveness or suitability of any such Commercial Loan, or (iii) the compliance by such documents with statutory or regulatory guidelines.

                                              NORWEST BANK MINNESOTA, NATIONAL
                                              ASSOCIATION,
      as Indenture Trustee

                                              By:   ___________________________
                                                    Name:
                                                    Title:

                                     F-1-1

                                   EXHIBIT G

                            [INTENTIONALLY OMITTED]

                                   EXHIBIT H

                           COMMERCIAL LOAN SCHEDULE

                  [TO BE PROVIDED BY MCG CREDIT CORPORATION]

                                   EXHIBIT I

                       REQUEST FOR RELEASE OF DOCUMENTS

To:      Norwest Bank Minnesota, National Association

                  Re:    Sale and Servicing Agreement - MCG Master Trust
                         -----------------------------------------------

         In connection with the administration of the pool of Commercial Loans held by you, we request the release, and acknowledge receipt, of the (Indenture Trustee's Document File/[specify document]) for the Commercial Loan described below, for the reason indicated.

Obligor's Name, Address & Zip Code:
----------------------------------


Loan Number:
-----------


Reason for Requesting Documents (check one)
-------------------------------

____ 1.           Commercial Loan Paid in Full
                  (Servicer hereby certifies that all amounts received in connection therewith have been credited to the Principal and Interest Account.)

____ 2.           Commercial Loan Liquidated
                  (Servicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation have been finally received and credited to the Principal and Interest Account.)

____ 3.           Commercial Loan in Foreclosure

_____4. Commercial Loan Repurchased Pursuant to Section 10.01 of the Sale and Servicing Agreement.

_____5. Commercial Loan Repurchased or Substituted Pursuant to Article II or III of the Sale and Servicing Agreement (Servicer hereby certifies that the repurchase price or Substitution Adjustment, to the extent required, has been credited to the Principal and Interest Account and/or remitted to the Indenture Trustee for deposit into the Note Distribution Account pursuant to the Sale and Servicing Agreement.)

____ 6. Collateral Being Released Pursuant to Section 4.01(e) of the Sale and Servicing Agreement.

____ 7. Commercial Loan Collateral or associated loan document being substituted, released, revised or subordinated.

____8. Supplemental Interest being sold, repurchased, revised or substituted.

         If box 1, 2 or 4 above is checked, and if all or part of the Indenture Trustee's Document File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Commercial Loan.

         If box 3, 5, 6, 7 or 8 above is checked, upon our return of all of the above documents (or the appropriate substitutes therefor, if applicable) to you, please acknowledge your receipt by signing in the space indicated below, and returning this form.

         MCG CREDIT CORPORATION,
         as Servicer

         By:____________________________
         Name:
         Date:


Documents returned to Indenture Trustee:

         Norwest Bank Minnesota, National Association
         --------------------------------------------
         Indenture Trustee

By:
Date:

                                   EXHIBIT J

                          FORM OF LIQUIDATION REPORT

Customer Name:
Account number:
Original Principal Balance:

1.       Liquidation Proceeds

                  Principal Prepayment                                 $________
                  Property Sale Proceeds                                ________
                  Insurance Proceeds                                    ________
                  Other (Itemize)                                       ________

2.       Servicing Advances                                            $________

3.       Net Liquidation Proceeds                                      $_______
         (Line 1 minus Line 2)

4.       Principal Balance of the Commercial
           Loan on date of liquidation                                 $_______

5.       Realized (Loss) or Gain                                       $_______
         (Line 3 minus Line 4)

                                   EXHIBIT K

                            Servicer's Certificate

   To be delivered to all the Noteholders of the Master Trust Notes and the
                  Indenture Trustee pursuant to Section 5.09

                                    MCG

                        MASTER TRUST SERVICER REPORT

                                                                              ---------------
Due Period ending on                                                            4/30/2000
                                                                              ---------------

Facility Amount                                                               $ 150,000,000
Number of Eligible Loans                                                                 50
Largest Commitment of all Eligible Loans                                      $  20,000,000

Aggregate Outstanding Loan Balance (AOLB) at end of prior Due Period          $          --
Aggregate Outstanding Loan Balance (AOLB) at end of current Due Period        $ 100,000,000

Advances Outstanding at end of prior Due Period                               $          --
Advances Outstanding at end of current Due Period                             $          --

-----------------------------------------------------------------------------
                   APPLICABLE PERCENTAGE (for all Series)
-----------------------------------------------------------------------------
Series 2000-1                                                                         100.0%
Transferors Interest                                                                    0.0%

-----------------------------------------------------------------------------
                         SERVICER TERMINATION EVENT                              Covenant              Actual
-----------------------------------------------------------------------------
                                                                                  Level                 Level
MINIMUM CONSOLIDATED SHAREHOLDERS EQUITY for EACH DUE PERIOD
---------------------------------------------------------------------------------------------
(a) Base level                                                                $ 115,000,000
(b) Aggregate Outstanding Principal Balance of all Loans                                 --
(c) Minimum Percentage Applied                                                           15%
Product of (b) and (c)                                                                   --
Minimum Consolidated Shareholder's Equity (Greater of Base Level or 15%
times Aggregate Outstanding Principal Balance of all Loans)                   $ 115,000,000
Actual Shareholder's Equity                                                                         $    ---

-----------------------------------------------------------------------------
                            CONCENTRATION REPORT                                 Covenant              Actual
-----------------------------------------------------------------------------
  Attach supporting calculations (Based upon AOLB unless otherwise stated)        Level                 Level
1. Geographic Concentration (Loan to Obligors in a single state may not
   exceed 25%; state concentration to be determined by revenues) - NOT                   25%        $      -
   APPLICABLE DURING THE RAMP-UP PERIOD
2. Industry Concentration (Loan to a single industry segment may not exceed the following): NOT APPLICABLE DURING THE RAMP-UP PERIOD
   Radio                                                                                 40%        $      -
   Television                                                                            40%        $      -
   Publishing                                                                            40%        $      -
   Community Newspapers                                                                  40%        $      -
   Telecommunication                                                                     35%        $      -
   Business Information Services                                                         30%        $      -
   Technology                                                                            25%        $      -
   Security Alarm Leasing Companies                                                      25%        $      -
   Paging                                                                                25%        $      -
   Towers                                                                                25%        $      -
   Internet Service Provider                                                             25%        $      -
   E-commerce                                                                            25%        $      -
   Other                                                                                 25%        $      -
   Any sub-segment of Telecommunication                                                  25%        $      -
3. Single Obligor commitment may not exceed $13.3 MM during Ramp-Up period
   and $20MM thereafter                                                       $13.3MM; $20MM        $      -
4. Six Largest Loan Outstandings (may not exceed the greater of: $90MM or     $90 MM or 40%         $      -
   40%)
5. Average Loan size (may not exceed $8MM)                                    $   8,000,000         $      -
6. Weighted Average Life (may not exceed 6.5 years)                                   6.560         $      -
7. Risk Rating (weighted average risk rating may not exceed 5.75)                      5.75         $      -
8. Grade 7 Limit (sum of all Loans with risk rating of 7 may not exceed
   17.5)                                                                               17.5%/\       $      -
                                                                              ---------------
9. Grade 7 Industry Limit (sum of all Loans to single industry segment with risk rating of 7 may not exceed 10%)
NOT APPLICABLE DURING THE RAMP-UP PERIOD                                                 10%
                                                                              ---------------

-----------------------------------------------------------------------------
                          SUBSTITUTION CALCULATION                               Covenant         Actual
-----------------------------------------------------------------------------
                                                                                  Level           Level
In no event may the aggregate Principal Balance of Delinquent Loans and
Charged-Off Loans purchased or substituted for pursuant to Section 2.10 of
the Sales and Servicing Agreement exceed, in any one year, 15% of the                    15%
Facility Amount.                                                              --------------- ----------
In no event may the aggregate Principal Balance of all other Commercial
Loans purchased or substituted for pursuant to Section 2.10 of the Sales
and Servicing Agreement exceed, in any one year, 15% of the Facility Amount.             15%
                                                                              --------------- ----------

Number and amounts of all Commercial Loans Purchased or Substituted for (or
otherwise removed from the Trust during the Due Period)                          $Amount
                                                                                 -------
Loan Name XXXX                                                                $   1,500,000
Loan Name YYYY                                                                $   2,000,000
Loan Name ZZZZ                                                                $   1,750,000
Total = three loans                                                           $   5,250,000

-----------------------------------------------------------------------------
                             PRINCIPAL SCHEDULE
-----------------------------------------------------------------------------
                                                                                 $Amount
                                                                                 -------
Principal Balance at beginning of current Due Period                          $          --
Less: Scheduled Principal payments                                            $          --
Less: Curtailments                                                            $          --
Less: Payoffs                                                                 $          --
Add: New fundings                                                             $          --
Principal Balance at end of current Due Period                                $          --

                                                                                 $Amount
                                                                                 -------
Number and Principal Balances of all Commercial Loans subject to
Prepayments during the Due Period
Loan Name AAAA                                                                $   1,200,000
Loan Name AAAB                                                                $   1,200,000
Loan Name AAAC                                                                $   1,200,000
Total = three loans                                                           $   3,600,000

Number and Principal Balances of all Delinquent Loans at the end of the Due      $Amount
Period                                                                           -------
Loan Name BBBB                                                                $   1,200,000
Loan Name BBBC                                                                $   1,200,000
Loan Name BBBD                                                                $   1,200,000
Total = three loans                                                           $   3,600,000

Number and Principal Balances of all Charged-Off Loans during the Due Period     $Amount
                                                                                 -------
Loan Name CCCC                                                                $   1,200,000
Loan Name CCCD                                                                $   1,200,000
Loan Name CCCE                                                                $   1,200,000
Total = three loans                                                           $   3,600,000

-----------------------------------------------------------------------------
  TRUST CASH RECONCILIATION REPORT for the Principal and Interest Account
-----------------------------------------------------------------------------

Billings                                                                         $Amount
                                                                                 -------
Total of Billed Principal                                                     $          --
Total of Billed Interest                                                      $          --
                                                                              ---------------
Total Billed Interest and Principal                                           $          --
                                                                              ===============

Collections
Total Collections on Principal                                                $          --
 Total Collections on Interest                                                $          --
Total Collections on Other                                                    $          --
                                                                              ---------------
Total Collections                                                             $          --
                                                                              ===============

Difference in Collections and Billings*                                       $          --
*Please provide explanation reconciling difference in billings and actual collections.

-----------------------------------------------------------------------------
                            DELINQUENCY SCHEDULE
-----------------------------------------------------------------------------
                                                                                 $Amount          %AOLB

Days Past Due (after applicable grace period in accordance with the MCG Credit and Collection Policy)
1 to 30 days                                                                  $          --
31 to 60 days                                                                 $          --
61 to 90 days                                                                 $          --
91 to 120 days                                                                $          --
121 to 180 days                                                               $          --
181 to 365 days                                                               $          --
over 365 days                                                                 $          --
Foreclosure                                                                   $          --
REO Property                                                                  $          --

                                                                              ---------------
Total Delinquency                                                             $          --
                                                                              ===============
-----------------------------------------------------------------------------
                 RISK RATING MIGRATION FOR TRUST COLLATERAL                   Prior Period $      %AOLB
----------------------------------------------------------------------------- --------------- ---------------
Credit Grade 1                                                                $          --
Credit Grade 2                                                                $          --
Credit Grade 3                                                                $          --
Credit Grade 4                                                                $          --
Credit Grade 5                                                                $          --
Credit Grade 6                                                                $          --
Credit Grade 7                                                                $          --
Credit Grade 8                                                                $          --
Credit Grade 9                                                                $          --
Credit Grade 10                                                               $          --
AOLB for Prior Period                                                         $          --

                                                                                 Current          % AOLB
                                                                                 Period $
                                                                              --------------- ---------------
Credit Grade 1                                                                $          --
Credit Grade 2                                                                $          --
Credit Grade 3                                                                $          --
Credit Grade 4                                                                $          --
Credit Grade 5                                                                $          --
Credit Grade 6                                                                $          --
Credit Grade 7                                                                $          --
Credit Grade 8                                                                $          --
Credit Grade 9                                                                $          --
Credit Grade 10                                                               $          --
AOLB for Prior Period                                                         $          --
                                                                              $          --



                       List of Grade 7 Loans - end of Prior Period                           Commitment      Industry Segment

                                                                                Balance

XX                                                                            $        -             -
YY                                                                                     0
ZZ                                                                                     0


                   List added to Grade 7 Loans - during Current Period                       Commitment      Industry Segment

                                                                                Balance              -
NONE                                                                          $        -


                  Loans moved out of Grade 7 Loans - during Prior Period                     Commitment      Industry Segment

                                                                                Balance              -
NONE                                                                          $        -


                      List of Grade 7 Loans - end of Current Period                          Commitment      Industry Segment

                                                                                Balance              -
XX                                                                            $        -
YY
ZZ

                    SERVICER's MONTHLY COMPUTER TAPE FORMAT

The computer tape to be delivered in electronic format shall contain the following information for each Commercial Loan transferred to the Trust as of the related Record Date:

1.   Obligor Name and account number

2.   Business Scope (National, Regional or Local

3.   State

4.   Industry

5.   Total Commitment

6.   Risk Rating

7.   Principal Balance

8.   Lending Type

9.   Loan Type

10.  Source (New, refinancing, etc...)

11.  Origination Date

12.  Maturity Date

13.  Pricing Index

14.  Margin

15.  Interest Rate

16.  Any additional information reasonable requested by the Indenture Trustee

                                                                  EXECUTION COPY

                                                                      APPENDIX A

                             DEFINITIONS AND USAGE
                             ---------------------

                                     Usage


         The following rules of construction and usage shall be applicable to any instrument that is governed by this Appendix:

         (a) All terms defined in this Appendix shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein.

         (b) As used herein, in any instrument governed hereby and in any certificate or other document made or delivered pursuant thereto, accounting terms not defined in this Appendix or in any such instrument, certificate or other document, and accounting terms partly defined in this Appendix or in any such instrument, certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of such instrument. To the extent that the definitions of accounting terms in this Appendix or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Appendix or in any such instrument, certificate or other document shall control.

         (c) The words "hereof", "herein", "hereunder" and words of similar import when used in an instrument refer to such instrument as a whole and not to any particular provision or subdivision thereof; references in an instrument to "Article", "Section" or another subdivision or to an attachment are, unless the context otherwise requires, to an article, Section or subdivision of or an attachment to such instrument; and the term "including" means "including without limitation".

         (d) The definitions contained in this Appendix are equally applicable to both the singular and plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

         (e) Any agreement, instrument or statute defined or referred to below or in any agreement or instrument that is governed by this Appendix means such agreement or instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.

                                  Definitions

          ACCOUNT:  The Certificate Account, the Note Distribution Account, the
          -------
Funding Account, the Expense Account, the Principal and Interest Account and any other account set forth in a Terms Supplement.

          ACCOUNT NUMBER:  The number assigned to each Commercial Loan by the
          --------------
Originator, as set forth in Exhibit H to the Sale and Servicing Agreement.

          ACT. As defined in Section 11.03 of the Master Indenture.
          ---

          ADDITION NOTICE:  With respect to the transfer of Commercial Loans to
          ----------------
the Trust pursuant to Section 2.09 of the Sale and Servicing Agreement, notice, which shall be given not later than two Business Days prior to the related Transfer Date, of the Seller's designation of the Commercial Loans to be contributed to the Trust and the aggregate Principal Balance of such Commercial Loans.

          ADDITIONAL FUNDINGS: With respect to any Commercial Loan, any advances
          -------------------
made by the Originator to the related Obligor after the Transfer Date for such Commercial Loan pursuant to the terms of the Commercial Loan Note and related loan documents.

          ADJUSTED ALLOCATED AMOUNT:  As defined in Section 5.07(b) of the Sale
          -------------------------
and Servicing Agreement.

          AFFILIATE: As to any Person, any other Person controlling, controlled
          ---------
by or under common control with such Person. "Control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise. "Controlled" and "Controlling" have meanings correlative to the foregoing . Each of the Indenture Trustee and the Owner Trustee may conclusively presume that a Person is not an Affiliate of another Person unless a Responsible Officer of such trustee has actual knowledge to the contrary. With respect to the Originator, the Servicer and the Seller, "Affiliate" shall not include any Institutional Owner.

          AGGREGATE INVESTED AMOUNT: As of any date of determination, the sum of
          -------------------------
the Invested Amounts for all Notes then Outstanding and the Invested Amount for any Certificates having a principal balance.

          AGREEMENT: The Sale and Servicing Agreement and all amendments thereof
          ---------
and supplements thereto.

          AMORTIZATION PERIOD: For any Series, the meaning set forth in the
          -------------------
related Terms Supplement.

          AOLB: The aggregate outstanding loan balance, representing, as of any
          ----
date of determination, the excess of (i) the aggregate outstanding Principal Balance of all Eligible Loans over (ii) the aggregate outstanding Principal Balance of all Eligible Loans that are Delinquent Loans.

         APPLICABLE PERCENTAGE: For each Series and the Transferor Interest and
         ---------------------
for any date of determination, the Fixed Allocation Percentage or Floating Allocation Percentage then applicable to such Series or the Transferor Interest Percentage then applicable to the Transferor Interest.

         ASSIGNMENT OF MORTGAGE: With respect to those Commercial Loans that are
         ----------------------
Material Mortgage Loans, an assignment of the related Mortgage, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the transfer of the Mortgage of the related Commercial Loan to the Indenture Trustee.

         AUTHORIZED NEWSPAPER: A newspaper of general circulation in the Borough
         --------------------
of Manhattan, The City of New York, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays.

         AUTHORIZED OFFICER: With respect to any Person, any person who is
         ------------------
authorized to act for such Person in matters relating to the Basic Documents and whose action is binding upon such Person. With respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer. With respect to the Seller, the Originator or the Servicer, initially those individuals the names of whom appear on the lists of Authorized Officers delivered on the Closing Date (as such list may be modified or supplemented from time to time thereafter); provided, however, where any provision of the Basic Documents requires an Authorized Officer to receive notice or have certain knowledge, such provision will be effective with respect to the Seller, the Originator or the Servicer only if its respective president, chief financial officer, executive vice president or general counsel receives such notice or has such knowledge. With respect to the Indenture Trustee, the Chairman or Vice Chairman of the Board of Directors or Trustees, the Chairman or Vice Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any vice president, any assistant vice president, the Secretary, any assistant secretary, the Treasurer, any assistant treasurer, the Cashier, any assistant cashier, any trust officer, the Controller and any assistant controller or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         AVAILABLE FUNDS: With respect to each Remittance Date, all Collections
         ---------------
received from any source by the Servicer or any Subservicer during the immediately preceding Due Period and all investment income thereon realized from Permitted Instruments pursuant to Section 5.06 of the Sale and Servicing Agreement.

         AVERAGE CHARGED-OFF RATIO: As of any Determination Date, the arithmetic
         -------------------------
average of the Charged-Off Ratios, expressed as percentages, for the three immediately preceding Due Periods; provided, however, that for the first and
                                   --------  -------
second Determination Dates, the Average

Charged-Off Ratio shall be determined only by reference to the first Due Period and the first two Due Periods, respectively.

         AVERAGE DELINQUENCY RATIO: As of any Determination Date, the arithmetic
         -------------------------
average of the Delinquency Ratios, expressed as percentages, for the three immediately preceding Due Periods; provided, however, that for the first and
                                   --------  -------
second Determination Dates, the Average Delinquency Ratio shall be determined only by reference to the first Due Period and the first two Due Periods, respectively.

         AVERAGE PORTFOLIO YIELD: As of any Determination Date, the arithmetic
         -----------------------
average of the Portfolio Yields, expressed as a percentage, for the three immediately preceding Due Periods; provided, however, that for the first and
                                   --------  -------
second Determination Dates, the Average Portfolio Yield shall be determined only by reference to the first Due Period and the first two Due Periods, respectively.

          BASIC DOCUMENTS: The Commercial Loan Sale Agreement, the Sale and
          ---------------
Servicing Agreement, the Indenture, each Trust Supplement, the Trust Agreement, and any additional document listed as a Basic Document in a Terms Supplement and each other document entered into in connection with the foregoing, as the same may be amended, supplemented, restated, replaced or otherwise modified from time to time.

         BIF:  The Bank Insurance Fund, or any successor thereto.
         ---

         BOOK-ENTRY NOTE means a beneficial interest in the Notes, ownership and
         ---------------
transfers of which shall be made through book entries by a Securities Depository as described in Section 4.02 of the Indenture.

         BORROWING BASE: As of any date of determination, an amount equal to (i)
         --------------
the AOLB after giving effect to all Commercial Loans added to and removed from the Issuer on such date, plus (ii) all Principal Collections on deposit in the
                         ----
Principal and Interest Account or the Funding Account, minus (iii) the
                                                       -----
applicable portion of the aggregate Principal Balance of Commercial Loans (without duplication) exceeding the Concentration and Mix Criteria.

         BUSINESS DAY: Any day other than (i) a Saturday or Sunday, or (ii) a
         ------------
day on which banking institutions in the States of Virginia, North Carolina, New York or Minnesota are authorized or obligated by law or executive order to be closed.

         BUSINESS TRUST STATUTE: Chapter 38 of Title 12 of the Delaware Code, 12
         ----------------------
Del. C. (S)3801, et. seq., as the same may be amended from time to time.
---- --          --------

         CERTIFICATE: A Trust Certificate.
         -----------

         CERTIFICATE ACCOUNT: As described in Section 5.01 of the Trust
         -------------------
Agreement.

         CERTIFICATEHOLDER or HOLDER: Each Person in whose name a Certificate
         ---------------------------
is registered in the Certificate Register.

     CERTIFICATE REGISTER:  The Certificate Register established and maintained
     --------------------
in accordance with the Trust Agreement.

     CERTIFICATE REGISTRAR: Initially, the Indenture Trustee, and thereafter,
     ---------------------
any successor appointed pursuant to the Trust Agreement.

     CHARGED-OFF LOAN: That portion of the Principal Balance (but not less than
     ----------------
50%) of any Commercial Loan that is ninety (90) days or more contractually past due with respect to any payment that the Servicer has determined to charge-off in accordance with the Credit and Collection Policy; provided that the entire unpaid Principal Balance of a Commercial Loan to the extent not previously charged-off shall be deemed a Charged-Off Loan if (i) the Commercial Loan becomes 180 days past due with respect to any payment, or (ii) the related Obligor has tiled for bankruptcy protection or is generally unable to meet its financial obligations or has suffered any other material adverse change that materially affects its viability as a going concern, and where adequate Collateral does not exist to repay the Commercial Loan (as determined by the Servicer in accordance with the Credit and Collection Policy), or (iii) such Commercial Loan is or should otherwise be written-off in its entirety by the Servicer in accordance with the Credit and Collection Policy.

     CHARGED-OFF RATIO: As of any Determination Date, the product of (i) 12 and
     -----------------
(ii) the percentage equivalent of a fraction, the numerator of which is the aggregate applicable portion of the Principal Balance of all Commercial Loans that became Charged-Off Loans during the immediately preceding Due Period (net of recoveries and gains), and the denominator of which is the AOLB as of the first day of the immediately preceding Due Period.

     CLASS: Collectively, Certificates or Notes having the same priority of
     -----
payment and having the same designation.

     CLOSING DATE: For any Series, the meaning set forth in the related Terms
     ------------
Supplement.

     CODE: The Internal Revenue Code of 1986, as amended, or any successor
     ----
legislation thereto.

     COLLATERAL: All items of property, whether real or personal, tangible or
     ----------
intangible, or otherwise, pledged by an Obligor or others to the Originator to secure payment under a Commercial Loan.

     COLLECTIONS: For any Due Period, means all funds that are received from any
     -----------
source by the Servicer or any Subservicer during such Due Period in payment of any amounts owed (including principal, finance charges, fees, interest, realized gains on Supplemental Interests, and all other charges, if any, excluding the Retained Interest in respect of any Commercial Loan or related Collateral that has been transferred to the Trust and has not been repurchased by the Seller, the Originator or the Servicer, or funds otherwise applied to repay or discharge any such Commercial Loan (including insurance payments that the Servicer or Originator apply in the ordinary course of their business to amounts owed in respect of such Commercial Loan and the net proceeds of the sale or other disposition of any related Collateral). Collections shall not include funds collected by the

Servicer as agent on a Commercial Loan on behalf of participants and/or co-lenders in that Commercial Loan.

         COMMERCIAL LOAN: Means to the extent transferred by the Seller to the
         ---------------
Trust, (i) an individual loan made or purchased by the Originator to (a) a holding or operating company whose primary business is in one of the covered industry segments under the definition of "Concentration and Mix Criteria" or
(b) individuals, where the proceeds of such loan will be used by or in connection with the operations and/or capitalization or recapitalization of a holding or operating company engaged primarily in the business activities described in clause (a) above, (ii) Supplemental Interests received by the Originator as consideration for originating a loan described in clause (i) above and (iii) Commercial Loan Assignments.

         COMMERCIAL LOAN ASSIGNMENT: Assignments in loans that satisfy the
         --------------------------
requirements of Section 3.02 of the Sale and Servicing Agreement.

         COMMERCIAL LOAN CASH PROCEEDS: For Commercial Loans for which the cash
         -----------------------------
portion of the purchase price was obtained through a funding of any other Series of Notes, the meaning set forth in the related Terms Supplement .

         COMMERCIAL LOAN CHECKLIST: The list delivered by the Seller to the
         -------------------------
Indenture Trustee pursuant to Section 2.04 of the Sale and Servicing Agreement that identifies the items contained in the related Commercial Loan File.

         COMMERCIAL LOAN FILE: As described in Exhibit A to the Sale and
         --------------------
Servicing Agreement.

         COMMERCIAL LOAN INTEREST RATE: The applicable annual rate of interest
         -----------------------------
borne by a Commercial Loan pursuant to its terms.

         COMMERCIAL LOAN NOTE: The note or other primary evidence of
         --------------------
indebtedness evidencing the indebtedness of an Obligor under a Commercial Loan.

         COMMERCIAL LOAN SALE AGREEMENT: Collectively, (i) the Commercial Loan
         ------------------------------
Sale Agreement dated as of June 1, 2000 between MCG Credit Corporation (as seller thereunder) and the Seller (as purchaser thereunder), along with any Sale Assignment and all amendments thereof and supplements thereto, and (ii) any other agreement pursuant to which the Seller acquires Commercial Loans.

         COMMERCIAL LOAN SCHEDULE: The schedule of Commercial Loans attached as
         ------------------------
Exhibit H to the Sale and Servicing Agreement (which Schedule shall be delivered in electronic format), as such schedule may be amended from time to time.

         CONCENTRATION AND MIX CRITERIA: On any day, for purposes of determining
         ------------------------------
the Borrowing Base, the Eligible Loans included in the AOLB must conform to the concentration limitations set forth below:

     (a) at all times following the Ramp-up Period, the aggregate Principal Balance of Eligible Loans represented by Obligors in any one state (as allocated by the Originator or Servicer in accordance with the Credit and Collection Policy) shall not exceed 25% of the AOLB;

     (b) at all times following the Ramp-up Period, the aggregate Principal Balance of Eligible Loans represented by Obligors in the same industry segment (as determined by the SIC code described below) shall not exceed the following percentages of the AOLB:

                                                                                                         SIC
                                                                                                         ---
                                                                                                       Code(s)
                                                                                                       ------
                                                            Percentage                                    or
                                                            ----------                                    --
                   Segment                                    Limit                                  descriptions
                   -------                                    -----                                  ------------
Radio                                                          40%                                       4832
Television                                                     40%                                     4833,484l
Other type of Publishing (excluding Community                  40%                                     2721,274l
Newspapers)
Community Newspapers                                           40%                                       2711
Telecommunications                                             35%                            4812, 4813, 4822 (excluding
                                                                                                    Paging, ISP and
                                                                                             Telecommunications towers in
                                                                                                     those codes)
Business Information Services                                  30%                                     7375,7379
Technology                                                     25%                          7371, 7372, 7373 (excluding E-
                                                                                                Commerce in those codes)
Security Alarm Leasing Companies                               25%                                        7382
                     Paging                                    25%                                 NAICS code 513321
       Internet Service Providers ("ISP")                      25%                                 NAICS code 514191
           Telecommunications towers                           25%                                see definition page
                   E-Commerce                                  25%                                see definition page
                     Other                                     25%                     all other SIC codes not listed here
Any single sub-segment of Telecommunications                   25%                        any one of the following, see
                                                                                                definition page:
                                                                                                           CLEC
                                                                                                       long-distance
                                                                                                            ICP
                                                                                                  ALEC (prepaid, calling
                                                                                                           card)
                                                                                                    Cellular and Other
                                                                                                     Wireless Telecom
                                                                                                           Other

Definitions


Telecommunication towers

Company involved in the leasing, construction, and/or management of communications facilities in multi-tenant tower, antennae, rooftop facilities over a geographic area.

E-Commerce
     Company engaged in web-based or internet activities or providing web-based or internet-related technology solutions to business entities.

CLEC (competitive local exchange companies)
     Company providing local exchange services in competition with the incumbent local exchange carrier (ILEC). Company may be facilities-based or may resell local service provided by the ILEC. Company may provide other services to complete the product offering, but the primary business is local service.

Long distance
     Company providing long distance services. The services may be facilities-based or resold, or a combination of both. The company may provide other services, but the primary revenue source is long distance.

ICP (integrated communications provider)
     Company providing a broad range of telecommunications products to customers. The services offered combine traditional local service, long distance and wireless communications products. The services can be facilities-based or resold, but most likely a combination of both.

ALEC (alternative local exchange companies)
     Company providing prepaid local exchange services that are resold from the LEC.

Cellular and other wireless telecom
     See NAICS 513322

Other
     All telecommunications entities not included in Paging, ISP, Telecommunications towers, or the other identified sub-segments of the Telecommunications.


     (c) the sum of all commitments of the Originator for Commercial Loans to a single Obligor shall not exceed $13,300,000 during the Ramp-up Period and $20,000,000 thereafter;

     (d) the aggregate Principal Balance of the six largest Eligible Loans shall not exceed the greater of: (i) $ 90,000,000 or (ii) 40% of the AOLB;

     (e) the average Principal Balance of the Eligible Loans shall not exceed $8,000,000;

     (f) the weighted average remaining term to maturity of the Eligible Loans shall not exceed 6.5 years;

     (g) the weighted average Risk Rating of the Eligible Loans shall not exceed 5.75;

     (h) the aggregate Principal Balance of Eligible Loans with a Risk Rating of 7.00 shall not exceed 17.5% of the AOLB; and

     (i) at all times following the Ramp-up Period, the Principal Balance represented by Obligors in the same industry segment (as set forth in (b) above) and having a Risk Rating of 7.00 shall not exceed 10.0% of the AOLB.

     CORPORATE TRUST OFFICE: In the case of Owner Trustee: Wilmington Trust
     ----------------------
Company, One Rodney Square North, Wilmington, Delaware 19890, Attention:
Corporate Trust Administration and in the case of the Indenture Trustee: Norwest Bank Minnesota, National Association, Norwest Center, 6/th/ and Marquette Streets, MAC# N931l-161, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services-Asset Backed Administration, or at such other address as the Owner Trustee or the Indenture Trustee may designate from time to time by notice to the Issuer, or the principal corporate trust office of any successor Owner Trustee or Indenture Trustee at the address designated by such successor by notice to the Issuer.

     CREDIT AND COLLECTION POLICY: The written credit and collection policies of
     ----------------------------
the Originator and the Servicer in effect on the Closing Date, as amended or supplemented from time to time in accordance with Section 4.01(l) of the Sale and Servicing Agreement.

     CROSSOVER DATE: For each Series, the last day of its Revolving Period.
     --------------

     CURTAILMENT: With respect to a Commercial Loan, any payment of principal
     -----------
received during a Due Period as part of a payment that is in excess of the principal portion of the Scheduled Payment due for such Due Period and which is not intended to satisfy the Commercial Loan in full, nor is intended to cure a delinquency.

     DEFAULT: Any occurrence which is or with the lapse of time or both would
     -------
become an Event of Default as described in clauses (ii) through (vii) and (ix) through (xi) of the definition thereof.

     DEFINITIVE NOTES: Has the meaning specified in Section 4.02 of the
     ----------------
Indenture.

     DELINQUENCY RATIO: As of any Determination Date, the percentage equivalent
     -----------------
of a fraction, the numerator of which is the aggregate Principal Balance of the Eligible Loans that are Delinquent Loans as of the last day of the immediately preceding Due Period, and the denominator of which is the AOLB as of the first day of the immediately preceding Due Period.

     DELETED COMMERCIAL LOAN: A Commercial Loan replaced by a Qualified
     -----------------------
Substitute Commercial Loan.

     DELINQUENT LOAN: Any Commercial Loan (other than a Charged-Off Loan) as to
     ---------------
which the Obligor has failed to make any payment, or part thereof, required to be made thereunder for sixty (60) days following the Due Date thereof (inclusive of the 7 day grace period as allowed by the Credit and Collection Policy). If a Delinquent Loan is restructured, it shall continue to be deemed a Delinquent Loan unless and until all past due payments have been received by the Servicer.

     DESIGNATED DEPOSITORY INSTITUTION: An entity which is an institution whose
     ---------------------------------
deposits are insured by either the BIF or SAIF administered by the FDIC, the unsecured and uncollateralized long-term debt obligations of which shall be rated "A" or better by S&P and "A2" or better by Moody's, or one of the two highest short-term ratings by S&P and the highest short-term rating by Moody's, and which is either (i) a federal savings association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws, or (iv) a principal subsidiary of a bank holding company.

     DETERMINATION DATE: That day of each month which is the second Business Day
     ------------------
prior to the 15th day of such month.

     DTC: The Depository Trust Company, and its successors and assigns.
     ---

     DTC CUSTODIAN: For each Series, the meaning set forth in the related Terms
     -------------
Supplement.

     DUE DATE: The day of the month on which the Scheduled Payment is due from
     --------
the Obligor on a Commercial Loan.

     DUE PERIOD: With respect to each Remittance Date, the calendar month
     ----------
preceding the month in which such Remittance Date occurs.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended, or
     -----
any successor legislation thereto.

     ELIGIBLE LOAN: A Commercial Loan transferred to the Trust that satisfies
     -------------
the requirements set forth in Section 3.02 of the Sale and Servicing Agreement.

     ELIGIBLE DEPOSIT ACCOUNT: Either (a) a segregated account with a Designated
     ------------------------
Depository Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the States (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account.

     EVENT OF DEFAULT: Any one of the following events (whatever the reason for
     ----------------
such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (i) there occurs a default in the observance or performance of any covenant or agreement of the Issuer made in the Indenture, or any representation or warranty of the Issuer made in the Indenture or any other Basic Document or in any certificate or other writing delivered pursuant thereto or in connection therewith proving to have been incorrect in any material respect as of the time when the same shall have been made and such default or incorrect representation or warranty has a material adverse effect on the rights of the Noteholders, and such default shall continue or not be cured, or the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days (if such failure can be remedied) after the first to occur of (i) actual knowledge thereof by a Responsible Officer of the Seller or (ii) there shall have been given to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee, by any Noteholder, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of default hereunder; or

          (ii) there occurs the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Seller, the Issuer or any substantial part of the Trust Fund in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Seller, the Issuer or for any substantial part of either Trust Fund, or ordering the winding-up or liquidation of the Seller's or the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 30 consecutive days; or

          (iii) there occurs the commencement by the Seller or the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Seller or the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Seller or the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Seller or the Issuer or for any substantial part of the assets of the Trust Fund, or the making by the Seller or the Issuer of any general assignment for the benefit of creditors, or the failure by the Seller or the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Seller or the Issuer in furtherance of any of the foregoing; or

          (iv)  a Servicer Termination Event occurs and is continuing; or

          (v) the SPC violates any provision of its Certificate of Incorporation; or

          (vi) the Transferor Interest falls below $0 and is not remedied within 5 Business Days; or

          (vii) (a) any Basic Document, or any lien or security interest granted thereunder, shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of the Seller, the Issuer, or the Servicer, (b) the Seller, the Issuer or the Servicer shall contest in any manner such effectiveness, validity, binding nature or enforceability or
     (c) any security interest securing any obligation under any Basic Document shall, in whole or in part, cease to be a perfected first priority security interest except in accordance with its terms, and such failure to have a perfected first priority security interest shall have a material adverse effect on the Noteholders; or

          (viii) the failure by the Seller duly to observe or perform, in any material respect, any covenants, obligations or agreements of the Seller as set forth in the Basic Documents, which failure continues unremedied for a period of 30 days (if such failure can be remedied) after the earlier to occur of (A) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to a Responsible Officer of the Seller by the Indenture Trustee or to a Responsible Officer of the Seller and the Indenture Trustee by any Noteholder, Certificateholder or Hedge Counterparty or (B) the date a Responsible Officer of the Seller receives actual knowledge of such failure; or

          (ix) the Originator or Servicer agrees or consents to, or otherwise permits to occur, any amendment, modification, change, supplement or recission of or to the Credit and Collection Policy, in whole or in part, in any manner that could reasonably be expected to have a material adverse effect on the Commercial Loans; or

          (x) the Issuer shall become an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or the arrangements contemplated by the Basic Documents shall require registration as an "investment company" within the meaning of the 40 Act.

     EVENT OF PURCHASE TERMINATION: As defined in Section 6 of the Commercial
     -----------------------------
Loan Sale Agreement.

     EXPENSE ACCOUNT: The expense account established and maintained by the
     ---------------
Indenture Trustee pursuant to Section 5.03 of the Sale and Servicing Agreement.

     EXPIRATION DATE: The last day on which Commercial Loans may be sold to the
     ---------------
Trust, which shall be the later of (i) the fifth Business Day preceding the day on which the latest maturing Class of Notes enters its Amortization Period or
(ii) the occurrence of a Termination Event with respect to the Series 2000-l Notes.

     FACILITY LIMIT: The meaning set forth in the Terms Supplement relating to
     --------------
the Series 2000-l Notes.

     FDIC: The Federal Deposit Insurance Corporation and any successor thereto.
     ----

     FHLMC: The Federal Home Loan Mortgage Corporation and any successor
     -----
thereto.

     FIDELITY BOND: As described in Section 4.09 of the Sale and Servicing
     -------------
Agreement.

     FINAL MATURITY DATE: For any Series, the meaning set forth in the related
     -------------------
Terms Supplement.

     FIXED ALLOCATION PERCENTAGE: For each Series and on any date of
     ---------------------------
determination occurring during its Amortization Period, the percentage equivalent of a fraction, the numerator of which is the Invested Amount for such Series as of its Crossover Date, and the denominator of which is the greater of (i) the daily weighted average Borrowing Base during the prior Due Period or (ii) the sum of (a) the Invested Amount for each Series in its Revolving Period, determined as of the last day of the prior Due Period, (b) the Invested Amount for each Series in its Amortization Period, determined as of its Crossover Date, and (c) the Transferor Interest, determined as of the then applicable Transferor Interest Determination Date.

     FLOATING ALLOCATION PERCENTAGE: For each Series and on any date of
     ------------------------------
determination occurring during its Revolving Period, the percentage equivalent of a fraction, the numerator of which is the daily weighted average Invested Amount for such Series during the prior Due Period, and the denominator of which is the greater of (i) the daily weighted average Borrowing Base during the prior Due Period or (ii) the sum of (a) the Invested Amount for each Series in its Revolving Period, determined as of the last day of the prior Due Period, (b) the Invested Amount for each Series in its Amortization Period, determined as of its Crossover Date, and (c) the Transferor Interest, determined as of the then applicable Transferor Interest Determination Date.

     FNMA: The Federal National Mortgage Association and any successor thereto.
     ----

     FORECLOSED PROPERTY: As described in Section 4.10 of the Sale and Servicing
     -------------------
Agreement.

     FORECLOSED PROPERTY DISPOSITION: The final sale of a Foreclosed Property
     -------------------------------
acquired in foreclosure or by deed in lieu of foreclosure or of Repossessed Collateral acquired by legal process. The proceeds of any Foreclosed Property Disposition constitute part of the definition of Liquidation Proceeds.

     FUNDING ACCOUNT: The Funding Account established in accordance with Section
     ---------------
5.04 of the Sale and Servicing Agreement and maintained by the Indenture
Trustee.

     GRANT: Mortgage, pledge and grant a lien upon and a security interest in
     -----
pursuant to the Indenture. A Grant of Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including, in accordance with the Basic Documents, the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of such collateral or other agreement or instrument and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

     HEDGE BREAKAGE COSTS: For any Hedge Transaction, any amount payable by the
     --------------------
Issuer for the early termination of that Hedge Transaction or any portion thereof.

     HEDGE COUNTERPARTY: Any entity which (a) on the date of entering into any
     ------------------
Hedge Transaction is an interest rate swap dealer that has a long-term unsecured debt rating of not less than "A" by S&P and not less than "A-2" by Moody's ("Long-term Rating Requirement") and a short-term unsecured debt rating of not less than "A-l" by S&P and not less than "P-l" by Moody's ("Short-term Rating Requirement"), (b) has executed and delivered to the Indenture Trustee a written consent to the terms of the Basic Documents applicable to the Hedge Counterparty, (c) in a Hedging Agreement (i) consents to the assignment of the Issuer's rights under the Hedging Agreement to the Indenture Trustee pursuant to the provisions of a Terms Supplement and (ii) agrees that in the event that Moody's or S&P reduces its long-term unsecured debt rating below the Long-term Rating Requirement, it shall transfer its rights and obligations under each Hedging Transaction to another entity that meets the requirements of clause (a), (b) and (c) hereof and has entered into a Hedging Agreement with the Issuer on or prior to the date of such transfer.

     HEDGE NOTIONAL AMOUNT: The aggregate notional amount in effect on any day
     ---------------------
under all Hedge Transactions entered into pursuant to a Terms Supplement.

     HEDGE TRANSACTION: Each interest rate swap transaction between the Issuer
     -----------------
and a Hedge Counterparty which is entered into pursuant to a Terms Supplement and is governed by a Hedging Agreement.

     HEDGING AGREEMENT: Each agreement between the Issuer and a Hedge
     -----------------
Counterparty which governs one or more Hedge Transactions entered into pursuant to a Terms Supplement, which agreement shall consist of a "Master Agreement" in a form published by the International Swaps and Derivatives Association, Inc., together with a "Schedule" thereto in a form acceptable to the Indenture Trustee, and each "Confirmation" thereunder confirming the specific terms of each such Hedge Transaction.

     HOLDER: Any of the Noteholders or Certificateholders.
     ------

     INDENTURE: Collectively, the Master Indenture and any Terms Supplement,
     ---------
each as amended or supplemented from time to time.

     INDENTURE TRUSTEE: Norwest Bank Minnesota, National Association, and its
     -----------------
successors and assigns or any successor indenture trustee appointed pursuant to the terms of the Indenture.

     INDENTURE TRUSTEE'S DOCUMENT FILE: As defined in Section 2.04 on the
     ---------------------------------
Sale and Servicing Agreement.

     INDEPENDENT: When used with respect to any specified Person, the Person (i)
     -----------
is in fact independent of the Issuer, any other obligor on the Notes, the Seller and any Affiliate of any of the foregoing Persons, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (iii) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     INDIVIDUAL NOTE: Any Note registered in the name of a holder.
     ---------------

     INELIGIBLE LOAN: A Commercial Loan that does not satisfy the requirements
     ---------------
set forth in Section 3.02 of the Sale and Servicing Agreement.

     INITIAL ALLOCATED AMOUNT: As defined in Section 5.07(b) of the Sale and
     ------------------------
Servicing Agreement.

     INSTITUTIONAL ACCREDITED INVESTOR: Any Person meeting the requirements of
     ---------------------------------
Rule 501 (a) (1) - (3) or (7) of Regulation D under the Securities Act.

     INSTITUTIONAL OWNER: (a) GS Capital Partner II, L.P., GS Capital Partners
     -------------------
II Offshore, L.P., Goldman, Sachs & Co. Verwaltungs, GmbH, Stone Street Fund 1998, L.P., and Bridge Street Fund 1998, L.P. (collectively, the "GS Owners"),
(b) Quantum Industrial Partners, L.D.C. and BFM Domestic Investments, LLC (collectively, the "Soros Owners"), (c) Vestar Capital Partners IV, L.P. (collectively, the "Vestar Owners), (d) any pooled investment vehicle or investment fund organized by or the investments of which are directed by Goldman Sachs Group, L.P., Soros Private Equity Partners, L.P., Vestar Capital Parners IV, L.P. or any respective affiliate, partner, officer or employee of any thereof, (e) First Union Corporation, (f) Heller Financial, Inc., and (g) any successor or assignee of any such entity's equity interest in the Servicer or Originator that is permitted under Servicer's or Originator's organic documents.

     INSURANCE PROCEEDS: Proceeds paid by any insurer pursuant to any insurance
     ------------------
policy covering a Commercial Loan, Collateral, Repossessed Collateral or Foreclosed Property, including but not limited to title, hazard, life and/or accident insurance policies.

     INTEREST ACCRUAL PERIOD: With respect to each Remittance Date and each
     -----------------------
Series, the period set forth in the related Trust Supplement.

     INTEREST COLLECTIONS: All Collections received by the Servicer or a
     --------------------
Subservicer and not constituting Principal Collections.

     INTEREST DISTRIBUTION AMOUNT: With respect to each Remittance Date and any
     ----------------------------
Series or Class, the meaning set forth in the related Terms Supplement.

     INTEREST RATE: For any Series or Class, the meaning set forth in the
     -------------
related Terms Supplement.

     INVESTED AMOUNT: For each Series, the Outstanding Amount of all Notes of
     ---------------
such Series, plus the outstanding principal balance of any Certificates issued in connection with such Series having a principal balance.

     INVESTMENT COMPANY ACT: The Investment Company Act of 1940, as amended.
     ----------------------

     ISSUER: MCG Master Trust, a Delaware business trust.
     ------

     ISSUER REQUEST: A written order or request signed in the name of the Issuer
     --------------
by any one of its Authorized Officers and delivered to the Indenture Trustee or by the Servicer on behalf of the Issuer.

          LETTER OF REPRESENTATION: For each Series, the meaning set forth in
          ------------------------
the related Terms Supplement.

          LIEN: Any mortgage, lien, pledge, charge, security interest or
          ----
encumbrance of any kind.

          LIQUIDATION PROCEEDS: Cash, including Insurance Proceeds, proceeds of
          --------------------
any Foreclosed Property Disposition, revenues received with respect to the conservation and disposition of a Foreclosed Property, and any other amounts received by the Servicer or Issuer in connection with the liquidation of defaulted Commercial Loans, whether through trustee's sale, foreclosure sale or otherwise.

          MAJORITY CERTIFICATEHOLDERS: The Holder or Holders of Certificates
          ---------------------------
evidencing an aggregate Percentage Interest in excess of 50%.

          MAJORITY NOTEHOLDERS: The Holder or Holders of Notes evidencing an
          --------------------
Outstanding Amount in excess of 50% of the Outstanding Amount of all Notes.

          MASTER INDENTURE: The indenture dated as of June 1,2000, between the
          ----------------
Issuer and Norwest Bank Minnesota, National Association, as the same may be amended or supplemented from time to time.

          MATERIAL MORTGAGE LOAN: Any Commercial Loan for which the underlying
          ----------------------
Collateral consisting of real property is either (i) material to the operations of the related business or (ii) 25% or more (measured by the book value of the three most valuable parcels of real property as of the date of such Mortgage) of the original commitment for such Commercial Loan.

          MATURITY DATE: The latest Final Maturity Date for all Series.
          -------------

          MINIMUM SUBORDINATION AMOUNT: For any Series, the amount set forth in
          ----------------------------
the related Terms Supplement.

          MOODY'S: Moody's Investors Service, Inc. or any successor thereto.
          -------

          MORTGAGE: The mortgage, deed of trust or other instrument creating a
          --------
lien on a Mortgaged Property.

          MORTGAGED PROPERTY: The underlying real property, if any, secured
          ------------------
under a Material Mortgage Loan, and any improvements thereon, which property satisfies either test in the definition of Material Mortgage Loan.

          NET LIOUIDATION PROCEEDS: Liquidation Proceeds net of (i) any
          ------------------------
reimbursements to the Servicer made therefrom pursuant to Section 4.04(b) of the Sale and Servicing Agreement and

(ii) amounts required to be released to other creditors or the related Obligor pursuant to applicable law or the governing loan documents.

          1933 ACT: The Securities Act of 1933, as amended.
          --------

          NOTE DISTRIBUTION ACCOUNT: The note distribution account established
          -------------------------
by the Indenture Trustee pursuant to Section 5.01 of the Sale and Servicing Agreement.

          NOTEHOLDER or HOLDER: Each Person in whose name a Note is registered
          --------------------
in the Note Register, except that, solely for the purposes of giving any consent, waiver, request or demand pursuant to the Indenture or the Agreement, any Note registered in the name of the Seller, the Servicer, any Subservicer or any Affiliate of any of them, shall be deemed not to be outstanding and the undivided Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Notes necessary to effect any such consent, waiver, request or demand has been obtained unless all the Notes are then owned by the Seller, the Subservicer, any Subservicer or any Affiliate of any of them.

          NOTE DEPOSITORY AGREEMENTS means, with respect to any Series of Notes,
          --------------------------
the agreement dated as of the Closing Date relating to the Notes of such Series, in each case among the Issuer, the Indenture Trustee, and The Depository Trust Company, as the initial Securities Depository.

          NOTE OWNER means, with respect to a Book-Entry Note, the Person who is
          ----------
the owner of such Book-Entry Note, as reflected on the books of the Securities Depository, or on the books of a Person maintaining an account with such Securities Depository (directly as a Securities Depository Participant or as an indirect participant, in each case in accordance with the rules of such Securities Depository).

          NOTE REGISTER: The Note Register established and maintained in
          -------------
accordance with the Indenture.

          NOTE REGISTRAR: The Indenture Trustee, in its capacity as Note
          --------------
Registrar.

          NOTES: Any Class or Series of Notes issued by the Issuer pursuant to
          -----
the Indenture.

          OBLIGOR: The borrower(s) on a Commercial Loan Note.
          -------

          OCC: The Office of the Comptroller of the Currency.
          ---

          OFFICER'S CERTIFICATE: A certificate delivered to the Indenture
          ---------------------
Trustee signed by the Chairman of the Board, the President, an Executive Vice President, a Senior Vice President, a Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Seller, the Servicer, or the Owner Trustee (or another Person) on behalf of the Issuer, as required by this Agreement.

          OPINION or OPINION OF COUNSEL: A written opinion of counsel, who may,
          -----------------------------
without limitation, be counsel for the Seller or Servicer, reasonably acceptable to the Indenture Trustee and experienced in matters relating thereto.

          OPTIONAL REDEMPTION: The option of the Issuer to redeem one or more
          -------------------
Series of Notes, in whole or in part, pursuant to the terms set forth in a Terms Supplement.

          OPTIONAL TERMINATION DATE: As defined in Section 10.01 of the Sale and
          -------------------------
Servicing Agreement.

          ORIGINATOR: MCG Credit Corporation, a Delaware corporation, and its
          ----------
successors and assigns.

          OUTSTANDING: As of the date of determination, all Notes theretofore
          -----------
executed, authenticated and delivered under the Indenture except:

               (1) Notes in exchange for or in lieu of which other Notes have been executed, authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee and the Issuer is presented that any such Notes are held by a holder in due course; and

               (ii) Notes theretofore canceled by the Note Registrar or delivered to the Indenture Trustee for cancellation.

          OUTSTANDING AMOUNT: The aggregate principal amount of the Notes
          ------------------
Outstanding on any day of determination.

          OWNER: Each Holder of a Note.

          OWNER TRUST ESTATE: All right, title and interest of the Trust in and
          ------------------
to the property and rights assigned to the Trust pursuant to the Sale and Servicing Agreement, all funds on deposit from time to time in the Accounts and all other property of the Trust from time to time, including any rights of the Owner Trustee and the Trust pursuant to the Basic Documents.

          OWNER TRUSTEE: Wilmington Trust Company, a Delaware trust company, not
          -------------
in its individual capacity but solely as owner trustee under the Trust Agreement, and any successor Owner Trustee thereunder.

          PAYING AGENT: With respect to the Notes, any paying agent or co-paying
          ------------
agent appointed pursuant to Section 3.03 of the Indenture, which initially shall be the Indenture Trustee. With respect to the Certificates, any paying agent or co-paying agent appointed pursuant to Section 3.09 of the Trust Agreement which initially shall be Norwest Bank Minnesota, National Association.

          PERCENTAGE INTEREST: With respect to the Notes of a Series, the
          -------------------
fraction, expressed as a percentage, the numerator of which is the then current denomination represented by such Note and the denominator of which is the Outstanding Amount for the Notes of such Series. With respect to all the Notes, the fraction, expressed as percentage, the numerator of which is the then current denomination represented by such Note, and the denominator of which is the Outstanding Amount for all Notes. With respect to a Certificate, the percentage set forth on the face thereof.

          PERMITTED INSTRUMENTS: As used herein, Permitted Instruments shall
          ---------------------
include the following:

               (i) direct general obligations of, or obligations fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, FHA debentures, Federal Home Loan Bank consolidated senior debt obligations, and FNMA senior debt obligations, but excluding any of such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption;

               (ii) federal funds, certificates of deposit, time deposits and banker's acceptances (having original maturities of not more than 365 days) of any bank or trust company incorporated under the laws of the United States or any state thereof, provided that the short-term debt obligations of such bank or trust company at the date of acquisition thereof have been rated Prime-l or better by Moody's and A-l or better by S&P;

               (iii) deposits of any bank or savings and loan association which has combined capital, surplus and undivided profits of at least $3,000,000 which deposits are held only up to the limits insured by the BIF or SAIF administered by the FDIC, provided that the unsecured long-term debt obligations of such bank or savings and loan association have been rated A2 or better by Moody's and A or better by S&P;

               (iv) commercial paper (having original maturities of not more than 365 days) rated Prime-l or better by Moody's and A-l or better by S&P;

               (v) debt obligations rated Aaa by Moody's and AM by S&P (other than any such obligations that do not have a fixed par value and/or whose terms do not promise a fixed dollar amount at maturity or call date);

               (vi) investments in money market funds rated Aaa by Moody's and AAA by S&P, the assets of which are invested solely in instruments described in clauses (i)-(v) above including, without limitation, any fund which the Indenture Trustee or an affiliate of the Indenture Trustee serves as an investment advisor, administrator, shareholder, servicing agent and/or custodian or sub-custodian, notwithstanding that (a) the Indenture Trustee or an affiliate of the Indenture Trustee charges and collects fees and expenses from such funds for services rendered, (b) the Indenture Trustee charges and collects fees and expenses for services rendered pursuant to this Agreement, and (c) services performed for such funds and pursuant to this Agreement may converge at any time (the parties hereto specifically authorize the Indenture Trustee or an affiliate of the Indenture Trustee to charge and collect all fees and expenses from such funds for services rendered to such funds, in addition to any fees and expenses the Indenture Trustee may charge and collect for services rendered pursuant to the Indenture and the Sale and Servicing Agreement); and

          (vii) any other investment satisfying the Rating Agency Condition, written confirmation of which shall be furnished to the Indenture Trustee prior to any such investment.

     PERSON: Any individual, corporation, partnership, limited liability
     ------
company, limited liability partnership, joint venture, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof or any other entity.

     PORTFOLIO YIELD: As of any Determination Date, the product of (i) 12 and
     ---------------
(ii) the percentage equivalent of a fraction, the numerator of which is equal to the aggregate Interest Collections during the immediately preceding Due Period, net of the Servicing Fee, the aggregate Interest Distribution Amount and any similar amount that may be set forth in a Terms Supplement, and the denominator of which is equal to the AOLB as of the first day of the immediately preceding Due Period.

     POTENTIAL TERMINATION EVENT: For each Series, the meaning set forth in the
     ---------------------------
related Terms Supplement.

     PRINCIPAL AND INTEREST ACCOUNT: The principal and interest account
     ------------------------------
established by the Servicer pursuant to Section 4.03 of the Sale and Servicing Agreement.

     PRINCIPAL BALANCE: With respect to any Commercial Loan or related
     -----------------
Foreclosed Property or Repossessed Collateral, at any date of determination, (i) the principal balance of the Commercial Loan outstanding as of the date it is transferred to the Trust, after application of principal payments received on or before such date, plus (ii) any Additional Fundings made by the Originator with
                  ----
respect to such Commercial Loan after the date it is transferred to the Trust, minus (iii) the sum of (a) the principal portion of the Scheduled Payments
-----
received during each Due Period ending prior to the most recent Remittance Date, and (b) all other Principal Collections to the extent applied by the Servicer as recoveries of principal. The Principal Balance of a Charged-Off Loan or any Commercial Loan that has paid off shall equal $0.

     PRINCIPAL COLLECTIONS: All Collections received by the Servicer or a
     ---------------------
Subservicer and applied to reduce the Principal Balance of a Commercial Loan in accordance with the Credit and Collection Policy.

     PRINCIPAL PREPAYMENT: Any payment or other recovery of principal on a
     --------------------
Commercial Loan equal to the outstanding principal balance thereof, received in advance of the final scheduled Due Date which is intended to satisfy a Commercial Loan in full.

     PROCEEDING: Any suit in equity, action at law or other judicial or
     ----------
administrative proceeding.

     QUALIFIED INSTITUTIONAL BUYER: As used herein, has the meaning ascribed to
     -----------------------------
such term in Rule 144A under the Securities Act.

     QUALIFIED SUBSTITUTE COMMERCIAL LOAN: A commercial loan or commercial loans
     ------------------------------------
substituted for a Deleted Commercial Loan pursuant to Section 2.05, 2.10 or 3.03 of the Sale and Servicing Agreement, which (i) has or have a principal balance or principal balances (after application of all payments received on or prior to the date of substitution) equal to or greater than the Principal Balance as of such date of the Deleted Commercial Loan, (ii) is an Eligible Loan and (iii) does not cause the Subordination Amount for any Series to be less than the Minimum Subordination Amount for such Series.

     RAMP-UP PERIOD: The period beginning on the Closing Date and ending on the
     --------------
earlier of (i) the date on which the AOLB first reaches $ 140,000,000 or (ii) November 30, 2000.

     RATING AGENCIES:  Any nationally recognized statistical rating organization
     ---------------
that has been requested by the Originator to rate a Class of Notes.

     RATING AGENCY CONDITION: With respect to any action, that each Rating
     -----------------------
Agency rating a Class of Notes shall have notified the Seller, the Servicer, the Owner Trustee and the Indenture Trustee in writing that such action will not result in and of itself in a reduction or withdrawal of the then current rating of any Class of Notes.

     RECORD DATE: With respect to any Remittance  Date, the close of business on
     -----------
the last day of the month immediately preceding the month of the related Remittance Date.

     REDEMPTION DATE: In the case of a redemption of the Notes pursuant to
     ---------------
Section 10.01 of the Indenture, the Remittance Date specified by the Servicer or the Issuer pursuant to Section 10.01 of the Indenture.

     REIMBURSABLE AMOUNTS: As of any date of determination, an amount payable
     --------------------
to the Servicer and/or the Seller with respect to (i) the Servicing Advances reimbursable pursuant to Section 4.04(b) of the Sale and Servicing Agreement,
(ii) any advances reimbursable pursuant to Section 8.01 of the Sale and Servicing Agreement, and (iii) any other amounts reimbursable to the Servicer or the Seller pursuant to the Sale and Servicing Agreement.

     RELEASED MORTGAGED PROPERTY PROCEEDS: As to any Commercial Loan secured by
     ------------------------------------
a Mortgaged Property, proceeds received by the Servicer in connection with (a) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or (b) any release of part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise, which is not released to the Obligor or another creditor in accordance with applicable law, the governing documents, the Credit and Collection Policy and the Sale and Servicing Agreement.

     REMITTANCE DATE: The 15th day of any month or if such 15th day is not a
     ---------------
Business Day, the first Business Day immediately following, commencing the month immediately succeeding the month the first advance is made under the Series 2000-l Notes.

     REO PROPERTY: Real estate property taken in the name of the Trust as a
     ------------
result of foreclosure on a Mortgaged Property securing a Material Mortgage Loan.

     REPOSSESSED COLLATERAL:  Items of Collateral taken in the name of the
     ----------------------
Trust as a result of legal action enforcing the lien on the Collateral resulting from a default on the related Commercial Loan.

     REPURCHASE PRICE:  For each Commercial Loan, the Principal Balance thereof
     ----------------
being repurchased as of the date of repurchase, together with the allocable portion of all accrued but unpaid interest thereon at the applicable Commercial Loan Interest Rate.

     REPURCHASED COMMERCIAL LOAN: As defined in Exhibit B to the Commercial Loan
     ---------------------------
Sale Agreement.

     RESPONSIBLE OFFICER:  When used with respect to the Owner Trustee or the
     -------------------
Indenture Trustee, any officer assigned to the Corporate Trust Office, including any Vice President, Assistant Vice President, any Assistant Secretary, any trust officer or any other officer of the Owner Trustee or the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Seller or the Servicer, the President, any Vice President, Assistant Vice President, or any Secretary or Assistant Secretary; provided, however, where any provision of the Basic Documents requires a Responsible Officer to receive notice or have certain knowledge, such provision will be effective with respect to the Seller or the Servicer only if its respective president, chief financial officer, executive vice president or general counsel receives such notice or has such knowledge.

     RETAINED INTEREST:  With respect to any Commercial Loan that is transferred
     -----------------
by the Originator to the Seller and/or by the Seller to the Trust, the following interests, rights and obligations in such loan and under the associated documentation, which are being retained by the Originator: (1) all of the obligations, if any, to provide additional funding with respect to such Commercial Loan, and (2) all of the rights and obligations, if any, of the
                 ---
agent(s) under the documentation evidencing such Commercial Loan, and (3) the
                                                                  ---
applicable portion of the interests, rights and obligations under the documentation evidencing such Commercial Loan that relate to such portion(s) of the indebtedness that is owned by another lender or is being retained by the Originator as set forth on the Commercial Loan Schedule, and (4) any unused,
                                                         ---
commitment or similar fees associated with the additional funding obligations that are not being transferred in accordance with Clause "(1)" above, and (5)
                                                                      ---
any agency or similar fees associated with the rights and obligations of the agent that are not being transferred in accordance with Clause "(2)" above, and
                                                                            ---
(6) the right to collect as reimbursement from such Obligor(s) any amounts paid under Sections 2.4 and 2.5 of the Note Purchase Agreement (or under similar provisions of the other Basic Documents), and (7) the right to collect from
                                          ---
such Obligor(s) the fees and expense reimbursements associated with the
                         ---
preparation, negotiation, execution, perfection and documentation of such Commercial Loan, the associated Collateral therefor, and any subsequent amendments, waivers, consents and restructuring thereof.

     REVOLVING PERIOD: For any Series, the meaning set forth in the related
     ----------------
Terms Supplement.

     RISK RATING: The internal rating assigned to a Commercial Loan from time to
     -----------
time pursuant to the Credit and Collection Policy.

     RULE 144A CERTIFICATION: A letter substantially in the form attached to the
     -----------------------
Indenture as Exhibit D.

     SAIF: The Savings Association Insurance Fund, or any successor thereto.
     ----

     SALE: As defined in Section 5.15 of the Master Indenture.
     ----

     SALE ASSIGNMENT: Each assignment substantially in the form of Exhibit A to
     ---------------
the Commercial Loan Sale Agreement.

     SALE AND SERVICING AGREEMENT: The Sale and Servicing Agreement, dated as
     ----------------------------
of June 1, 2000, among the Trust, the Seller and MCG Credit Corporation, as an Originator and as the Servicer, as the same may be amended or supplemented from time to time.

     SCHEDULED PAYMENT: The scheduled payment of principal and/or interest
     -----------------
required to be made by an Obligor on the related Commercial Loan, as adjusted pursuant to the terms of the related Commercial Loan Note and related loan documents.

     SECURED PARTY: Any Certificateholder, any Noteholder and any Hedge
     -------------
Counterparty.

     SECURITIES ACT: The Securities Act of 1933, as amended.
     --------------

     SECURITIES DEPOSITORY: An organization registered as a "clearing agency"
     ---------------------
pursuant to Section 17A of the Securities Exchange-Act of 1934, as amended.

     SECURITIES DEPOSITORY PARTICIPANT : A broker, dealer, bank, other
     ---------------------------------
financial institution or other Person for whom from time to time a Securities Depository effects book-entry transfers and pledges of securities deposited with the Securities Depository.

     SECURITIES LEGEND: "THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER
     -----------------
THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB,

WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (WITHIN THE MEANING OF RULE 501(a)(l)-(3) OR (7) UNDER THE SECURITIES ACT) PURCHASING FOR INVESTMENT AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE INDENTURE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE INDENTURE AND (B) THE RECEIPT BY THE INDENTURE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE INDENTURE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, (3) PURSUANT TO ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (4) PURSUANT TO A VALID REGISTRATION STATEMENT."

     SELLER:  MCG Finance Corporation II, a Delaware corporation, and its
     ------
successors and assigns.

     SERIES:  Any Series of Notes, each as designated in the related Terms
     ------
Supplement, and any Certificates having a principal balance issued in connection with such Notes.

     SERIES NOTE DISTRIBUTION ACCOUNT:  For each Series, the account established
     --------------------------------
in the related Terms Supplement pursuant to which distributions are made.

     SERIES 2000-l NOTES:  The Notes designated as such in the Terms Supplement
     -------------------
dated as of June 1, 2000.

     SERVICER:  MCG Credit Corporation, a Delaware corporation, and its
     --------
successors and assigns as Servicer under the Sale and Servicing Agreement.

     SERVICER'S CERTIFICATE:  The certificate as defined in Section 5.09 of the
     ----------------------
Sale and Servicing Agreement.

     SERVICER TERMINATION EVENT:  As defined in Section 9.01 of the Sale and
     --------------------------
Servicing Agreement.

     SERVICING ADVANCES:  All reasonable and customary "out-of-pocket" costs and
     ------------------
expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Collateral, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of the Foreclosed Property or Repossessed Collateral, (iv) compliance with the obligations of Sections 4.02 and 4.07 of the Sale and Servicing Agreement, which Servicing Advances are reimbursable to the Servicer to the extent provided in
Section 4.04(b) of the Sale and Servicing Agreement and (v) in connection with the liquidation of a Commercial Loan, for all of which costs and expenses the Servicer is entitled to reimbursement thereon up to a maximum rate per annum equal to the related Commercial Loan Interest Rate.

     SERVICING FEE: As to each Commercial Loan, the annual fee payable to the
     -------------
Servicer. Such fee shall be calculated and payable monthly at the rate of 1.00% per annum on the aggregate Principal Balance of the Commercial Loans. The Servicing Fee includes any servicing fees owed or payable to any Subservicer.

     SERVICING OFFICER: Any officer of the Servicer involved in, or responsible
     -----------------
for, the administration and servicing of the Commercial Loans whose name appears on a list of servicing officers furnished to the Indenture Trustee by the Servicer, as such list may from time to time be amended.

     S&P: Standard & Poor's Rating Services, a division of The McGraw-Hill
     ---
Companies, Inc., or any successor thereto.

     SPC: MCG Finance Corporation II, a Delaware corporation, and its permitted
     ---
successors and assigns.

     SUBORDINATION AMOUNT: For any Series, the amount set forth in the related
     --------------------
Terms Supplement.

     SUBSERVICER: Any person with whom the Servicer has entered into a
     -----------
Subservicing Agreement and who satisfies any requirements set forth in Section 4.01(a) of the Sale and Servicing Agreement in respect of the qualification of a Subservicer.

     SUBSERVICING AGREEMENT:  Any agreement between the Servicer and any
     ----------------------
Subservicer relating to subservicing and/or administration of certain Commercial Loans as provided in the Sale and Servicing Agreement, a copy of which shall be delivered, along with any modifications thereto, to the Indenture Trustee.

     SUBSTITUTION ADJUSTMENT:  As to any date on which a substitution occurs
     -----------------------
pursuant to Sections 2.05, 2.10 or 3.03 of the Sale and Servicing Agreement, the amount (if any) by which the aggregate Principal Balances (after application of principal payments received on or before the date of substitution) of any Qualified Substitute Commercial Loans as of the date of substitution are less than the aggregate of the Principal Balances of the related Deleted Commercial Loans.

     SUPPLEMENTAL INTERESTS:  Warrants or other similar interests received by
     ----------------------
the Originator (other than those purchased by the Originator for fair market value) as consideration for originating a Commercial Loan described in clause
(i) of the definition thereof and transferred to the Seller pursuant to the Commercial Loan Sale Agreement.

     TAX RETURN:  The federal income tax return to be filed on behalf of the
     ----------
Trust together with any and all other information reports or returns that may be required to be furnished to the Noteholders or Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provision of federal, state or local tax laws.

     TERMINATION DATE:  For any Series, the date set forth in the related Terms
     ----------------
Supplement.

     TERMINATION EVENT:  For each Series, the meaning set forth in the related
     -----------------
Terms Supplement.

     TERMINATION PRICE:  The price defined in Section 10.01 of the Sale and
     -----------------
Servicing Agreement.

     TERMS SUPPLEMENT:  Each supplement to the Indenture that authorizes a
     ----------------
particular Series of Notes, as the same may be amended or supplemented from time to time.

     TRANSFER DATE:  Each date prior to the Termination Date on which the Seller
     -------------
transfers Commercial Loans, or portions thereof, to the Trust.

     TRANSFEREE LETTER:  The letter set forth in Exhibit D to the Indenture.
     -----------------

     TRANSFEROR INTEREST:  As of any date of determination, an amount equal to
     -------------------
the Borrowing Base minus the Aggregate Invested Amount.

     TRANSFEROR INTEREST ACCOUNT:  The transferor interest account established
     ---------------------------
pursuant to Section 5.02 of the Sale and Servicing Agreement.

     TRANSFEROR INTEREST DETERMINATION DATE:  For purposes of calculating the
     --------------------------------------
Fixed Allocation Percentage and the Floating Allocation Percentage (i) if each Series is in its Revolving Period, the Transferor Interest Determination Date shall be the last day of the Due Period immediately preceding the date for which such percentages are being calculated and (ii) if one or more Series are in an Amortization Period, the Transferor Interest Determination Date shall be the Crossover Date for the outstanding Series that first entered its Amortization Period.

     TRANSFEROR INTEREST PERCENTAGE:  For any date of determination, the
     ------------------------------
difference between (i) 100% and (ii) the sum of the Fixed Allocation Percentages and the Floating Allocation Percentages for each Series as of such date.

     TRUST:  MCG Master Trust, a Delaware business trust.
     -----

     TRUST AGREEMENT:  The Trust Agreement dated as of June 1, 2000 between the
     ---------------
Owner Trustee and the Seller, as the same may be amended or supplemented from time to time.

     TRUST CERTIFICATE:  A certificate evidencing the beneficial interest of a
     -----------------
Certificateholder in the Trust, substantially in the form of Exhibit A attached to the Trust Agreement.

         TRUST COMPANY:  Wilmington Trust Company, a Delaware trust company (and
         -------------
any successor thereto or assign thereof), in its individual capacity, and any other Person who shall act as Owner Trustee under the Trust Agreement, in its individual capacity.

         TRUST FUND:  The segregated pool of assets constituting the assets of
         ----------
the Trust, consisting of: (i) the Commercial Loans as from time to time are subject to the Sale and Servicing Agreement, together with the Commercial Loan Files relating thereto and all proceeds thereof, (ii) such assets (including any Permitted Instruments) as from time to time are identified as Foreclosed Property, Repossessed Collateral or are deposited in or constitute the Note Distribution Account, (iii) any Insurance Proceeds under all insurance policies with respect to the Commercial Loans required to be maintained pursuant to the Sale and Servicing Agreement, (iv) any Liquidation Proceeds, (v) any Released Mortgaged Property Proceeds, including all earnings thereon and proceeds thereof, (vi) amounts on deposit in the Principal and Interest Account, Funding Account and Note Distribution Account and (vii) all rights of the Seller under each Commercial Loan Sale Agreement and the Issuer under the Sale and Servicing Agreement.

         TRUST INDENTURE ACT or TIA:  The Trust Indenture Act of 1939, as
         --------------------------
amended from time to time, as in effect on any relevant date.

         UCC:  The Uniform Commercial Code, as amended from time to time, as in
         ---
effect in any specified jurisdiction.

                                AMENDMENT NO. 1
                                      TO
                         SALE AND SERVICING AGREEMENT

          AMENDMENT NO. 1, dated as of September 1, 2000, among MCG Master Trust (the "Trust"), MCG Finance Corporation II, as Seller, and MCG Credit Corporation, as Originator and Servicer, to that certain Sale and Servicing Agreement dated as of June 1, 2000 (the "Sale and Servicing Agreement") among the Trust, the Seller, the Originator and the Servicer.

          WHEREAS, the Trust, the Seller, the Originator and the Servicer entered into the Sale and Servicing Agreement in connection with the issuance by the Trust of the MCG Master Trust Notes; and

          WHEREAS, Section 11.02(b) of the Sale and Servicing Agreement permits the Sale and Servicing Agreement to be amended from time to time pursuant to the conditions set forth therein; and

          WHEREAS, the parties hereto wish to amend the Sale and Servicing Agreement as set forth herein;

          NOW THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Sale and Servicing Agreement.

          2. The definition of "Borrowing Base" contained in Appendix A to the Sale and Servicing Agreement is hereby amended by inserting the following at the end of such definition: "and, until the first to occur of (i) the
Series 2000-1 Notes are no longer Outstanding or (ii) the Trust issues another Series of Notes, minus the aggregate Principal Balance of all Commercial Loans
                 -----
with a Risk Rating of 6.00 or 7.00 that the Deal Agent (as defined in the Terms Supplement relating to the Series 2000-1 Notes) advises the Seller and the Servicer are to be excluded from the Borrowing Base as a result of, in the judgment of the Deal Agent (a) such Commercial Loan having been assigned an incorrect Risk Rating by the Originator or (b) the occurrence of an adverse event that could reasonably be expected to have a material adverse effect on the ability of the Servicer to collect the entire principal and interest due on such Commercial Loan." Notwithstanding the foregoing, any principal balance excluded from the Borrowing Base as a result of either caveat at the end of the immediately preceding sentence may be re-included in the Borrowing Base to the extent otherwise then permitted under this definition once the rationale for such exclusion no longer exists.

          3. Except as otherwise set forth herein, the Sale and Servicing Agreement shall continue in full force and effect in accordance with its terms.


                                       (1)

          4. This Amendment No. 1 may be executed in one or more counterparts, each of which, when so executed, shall be deemed an original; such counterparts, together, shall constitute one and the same agreement.

          IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Sale and Servicing Agreement as of the day and year first above written.


                                                 MCG MASTER TRUST

                                                 By: MCG CREDIT CORPORATION

                                                 By: /s/ Steven F. Tunney
                                                     ______________________
                                                     Name: Steven F. Tunney
                                                     Title: COO & EVP


                                                 MCG FINANCE CORPORATION II, as
                                                  Seller

                                                 By: /s/ Steven F. Tunney
                                                     ______________________
                                                     Name: Steven F. Tunney
                                                     Title: COO & EVP


                                                 MCG CREDIT CORPORATION, as
                                                      Originator and Servicer


                                                 By: /s/ Steven F. Tunney
                                                     ______________________
                                                     Name: Steven F. Tunney
                                                     Title: COO & EVP


                                      (2)

CONSENTED TO:

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, formerly known as Norwest Bank Minnesota, National Association, not in its individual capacity but solely as Indenture Trustee


By: /s/ Cheryl Zimmerman
    ______________________________
    Name: Cheryl Zimmerman
    Title: Corporate Trust Officer


FIRST UNION SECURITIES, INC.,
  as Administrative Agent


By: /s/ William J. Brown
    ______________________________
    Name: William J. Brown
    Title: Vice President


VARIABLE FUNDING CAPITAL CORPORATION,
 as Sole Noteholder


By:  FIRST UNION SECURITIES, INC.,
     As attorney-in-fact


By: /s/ Darrell R. Baber
    ______________________________
    Name: Darrell R. Baber
    Title: Director



                                      (3)

                                AMENDMENT NO. 2

                                      TO

                         SALE AND SERVICING AGREEMENT

     AMENDMENT NO. 2 dated as of June 6, 2001, among MCG Master Trust (the "Trust"), MCG Finance Corporation II, as Seller, and MCG Credit Corporation, as Originator and Servicer, to that certain Sale and Servicing Agreement dated as of June 1, 2000 (as amended by Amendment No. 1 thereto, the "Sale and Servicing Agreement") among the Trust, the Seller, the Originator and the Servicer.

     WHEREAS, the Trust, the Seller, the Originator and the Servicer entered into the Sale and Servicing Agreement in connection with the issuance by the Trust of the MCG Master Trust Notes; and

     WHEREAS, Section 11.02(b) of the Sale and Servicing Agreement permits the Sale and Servicing Agreement to be amended from time to time pursuant to the conditions set forth therein; and

     WHEREAS, the parties hereto wish to amend the Sale and Servicing Agreement as set forth herein;

     NOW THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Sale and Servicing Agreement.

     2. Section 2.04 is hereby amended in its entirety to read as set forth on Annex A hereto.

     3. Section 2.05(a) is hereby amended by (x) deleting the phrase "and IV" appearing in the first sentence thereof and (y) replacing the phrase "pursuant to Section 2.04 III, V and VI" appearing in the second sentence thereof with the phrase "pursuant to Section 2.04 III and IV".

     4. Section 2.10 is hereby amended by replacing the phrase "on the next succeeding Determination Date" appearing in the fourth line thereof with the phrase "no later than the next succeeding Determination Date".

     5. Section 3.02(h) is hereby amended by inserting after the phrase "As of its Transfer Date" the phrase "unless the Majority Noteholders consent".

     6. Section 3.02(l) is hereby amended by adding the following at the end thereof:

         ; provided, however, that if the Originator funds a Commercial Loan in multiple installments, there may be one originally signed Commercial Loan Note for each installment;

     7.  Section 3.02 is hereby amended by adding the following after clause
(jj):

         In addition to satisfying the foregoing representations and warranties, each Commercial Loan described in clause (i) and (iii) of the definition thereof that is transferred to the Trust on or after June 6, 2001, shall either (x) have been originated on or after June 6, 2001 or (y) have a Risk Rating of 5 or better and, in the case of this clause (y), First Union Securities, Inc. shall have approved the transfer of such Commercial Loan to the Trust.

     8. Section 9.01(a)(viii) is hereby amended in its entirety to read as follows:

         (viii)(I) prior to the date that the Servicer consummates the initial public offering of its common stock, either (A) Robert J. Merrick ceases to be actively involved in the credit decisions of the Servicer (which, with respect to Mr. Merrick, shall mean involvement in credit decisions) (unless waived by the Majority Noteholders, which waiver may be granted or withheld in their sole discretion) or (B) any of the following ceases to be actively involved in the management of the Servicer (unless waived by the Majority Noteholders, which waiver will not be unreasonably withheld): Bryan J. Mitchell, Steven F. Tunney or B. Hagen Saville and (II) on and after the date that the Servicer consummates the initial public offering of its common stock, any two of Messrs. Merrick, Mitchell, Tunney or Saville ceases to be actively involved in the management of the Servicer (which, with respect to Mr. Merrick, shall mean involvement in credit decisions)(unless waived by the Majority Noteholders, which waiver may be granted or withheld in their sole discretion, or unless within 120 days of the date the second of such persons ceases to be actively involved in the management of the Servicer, each of such persons is replaced by a person reasonably acceptable to the Majority Noteholders); or

     9.  Appendix A is hereby amended as follows:

     (a) The definition of "Average Charged-Off Ratio" is hereby amended to read in its entirety as follows:

               AVERAGE CHARGED-OFF RATIO:  As of any Determination Date, the
               -------------------------
     percentage equivalent of a fraction, the numerator of which is the aggregate applicable portion of the

     Principal Balance of all Commercial Loans that became Charged-Off Loans during the 12 immediately preceding Due Periods (net of recoveries and gains), and the denominator of which is the quotient obtained by dividing
             ---
     (i) the sum of the AOLB as of the first day of each of the 12 immediately preceding Due Periods by (ii) 12.

     (b) The definition of "Charged-Off Loan" is hereby amended to read in its entirety as follows:

               CHARGED-OFF LOAN:  That portion of the Principal Balance (but not
               ----------------
          less than 50%) of any Commercial Loan that (x) is ninety (90) days or more contractually past due with respect to any payment that the Servicer has determined to charge-off in accordance with the Credit and Collection Policy or (y) the related Obligor has filed for bankruptcy protection or is generally unable to meet its financial obligations or has suffered any other material adverse change that materially affects its viability as a going concern, and where adequate Collateral does not exist to repay the Commercial Loan (as determined by the Servicer in accordance with the Credit and Collection Policy); provided that the entire unpaid Principal Balance of a Commercial Loan to the extent not previously charged-off shall be deemed a Charged-Off Loan if (i) the Commercial Loan becomes 180 days past due with respect to any payment of principal or interest, or (ii) 180 days has elapsed after the related Obligor has filed for bankruptcy protection or is generally unable to meet its financial obligations or has suffered any other material adverse change that materially affects its viability as a going concern (as determined by the Servicer in accordance with the Credit and Collection Policy), or
          (iii) such Commercial Loan is or should otherwise be written-off in its entirety by the Servicer in accordance with the Credit and Collection Policy.

     (c) The definition of "Charged-Off Ratio" is hereby deleted in its entirety.

     (d) The definition of "Commercial Loan" is hereby amended by replacing the language appearing in clause (ii) of the definition thereof with the phrase "[intentionally omitted]".

     (e) The definition of "Concentration and Mix Criteria" is hereby amended in its entirety to read as follows:

               CONCENTRATION AND MIX CRITERIA:  On any day, for purposes of
               ------------------------------
          determining the Borrowing Base, the Eligible Loans included in the AOLB must conform to the concentration limitations set forth below:

     (a) at all times, the aggregate Principal Balance of Eligible Loans represented by Obligors in any one state (as allocated by the Originator or Servicer in accordance with the Credit and Collection Policy) shall not exceed 25% of the AOLB;

     (b) at all times, the aggregate Principal Balance of Eligible Loans represented by Obligors in the same industry segment (as determined by the SIC code described below) shall not exceed the following percentages of the AOLB:

                                                                                     SIC
                                                                                   -------
                                                                                   Code(s)
                                                                                   -------
                                                           Percentage                 or
                                                           ----------                 --
                    Segment                                  Limit               descriptions
                    -------                                ----------            ------------
Radio                                                     35%                         4832
Television                                                35%                      4833, 4841
Other type of Publishing (excluding Community             35%                      2721, 2741
 Newspapers)
Community Newspapers                                      40%                         2711
Telecommunications                                        25%           4812, 4813, 4822 (excluding Paging,
                                                                       ISP and Telecommunications towers in
                                                                                   those codes)
Business Information Services                             25%                      7375, 7379
Technology                                                20%               7371, 7372, 7373 (excluding
                                                                            E-Commerce in those codes)
Security Alarm Leasing Companies                          20%                         7382
Paging                                                    15%                    NAICS code 513321
Internet Service Providers ("ISP")                        15%                    NAICS code 514191
Telecommunications towers                                 20%                   see definition page
E-Commerce                                                15%                   see definition page
Other                                                     15%           all other SIC codes not listed here
Any single sub-segment of Telecommunications              15%              any one of the following, see
                                                                                definition page:
                                                                                           CLEC
                                                                                      long-distance
                                                                                           ICP
                                                                                ALEC (prepaid, calling card)
                                                                             Cellular and Other Wireless Telecom
                                                                                          Other


Definitions

Telecommunication towers

               Company involved in the leasing, construction, and/or management of communications facilities in multi-tenant tower, antennae, rooftop facilities over a geographic area.

E-Commerce

               Company engaged in web-based or internet activities or providing web-based or internet-related technology solutions to business entities.

CLEC (competitive local exchange companies)

               Company providing local exchange services in competition with the incumbent local exchange carrier (ILEC). Company may be facilities-based or may resell local service provided by the ILEC. Company may provide other services to complete the product offering, but the primary business is local service.

Long distance

               Company providing long distance services. The services may be facilities-based or resold, or a combination of both. The company may provide other services, but the primary revenue source is long distance.

ICP (integrated communications provider)

               Company providing a broad range of telecommunications products to customers. The services offered combine traditional local service, long distance and wireless communications products. The services can be facilities-based or resold, but most likely a combination of both.

ALEC (alternative local exchange companies)

               Company providing prepaid local exchange services that are resold from the LEC.

Cellular and other wireless telecom

               See NAICS 513322

Other

     All telecommunications entities not included in Paging, ISP, Telecommunications towers, or the other identified sub-segments of the Telecommunications.

           (c) the sum of the Principal Balance for all Commercial Loans to a single Obligor shall not exceed $20,000,000;

           (d) the aggregate Principal Balance of all Eligible Loans of the six largest Obligors (based upon aggregate Principal Balance) shall not exceed the greater of: (i) $90,000,000 or (ii) 40% of the AOLB;

           (e) the average Principal Balance of all Eligible Loans to a single Obligor shall not exceed $8,000,000;

           (f) the weighted average remaining term to maturity of the Eligible Loans shall not exceed 6.5 years;

           (g) the weighted average Risk Rating of the Eligible Loans shall not exceed 5.75;

           (h) the aggregate Principal Balance of Eligible Loans with a Risk Rating of 7.00 shall not exceed 12.5% of the AOLB;

           (i) the Principal Balance represented by Obligors in the same industry segment (as set forth in (b) above) and having a Risk Rating of 7.00 shall not exceed 10.0% of the AOLB;

           (j) the sum of the aggregate Principal Balance of Eligible Loans with a Risk Rating of (i) 6.00 that have undergone a material restructuring as a result of a delinquent payment of interest or principal or as a result of a material adverse change in the financial condition of the related Obligor or (ii) 7.00, shall not exceed 20.0% of the AOLB; and

           (k) the aggregate Principal Balance of Eligible Loans with a Risk Rating of 8.00, 9.00 or 10.00 shall not exceed 0% of the AOLB.

     (f) The definition of "Event of Default" is hereby amended by adding the phrase "(other than an event described in clause (viii) of the definition thereof)" after the phrase "a Servicer Termination Event" appearing in clause
(iv) of the definition thereof.

     (g) The definition of "Material Mortgage Loan" is hereby amended in its entirety to read as follows:

               MATERIAL MORTGAGE LOAN:  Any Commercial Loan for which the
               ----------------------
          underlying Collateral consisting of real property owned by the Obligor either (i) is material to the operations of the related business or
          ------                                                           --
          (ii) represents 25% or more (measured by the book value of the three most valuable parcels of such real property as of the date of such Mortgage) of (a) the original commitment for such Commercial Loan and (b) the fair value of
                                                       ---
          the underlying Obligor and Collateral as a whole. Notwithstanding the
                                                            --------------- ---
          foregoing, parcels of real property that the Obligor is in the process
          ---------
          of disposing of in a manner acceptable to the Servicer and/or that the Obligor is otherwise required to dispose of within 90 calendar days from the related Transfer Date in a manner acceptable to the Servicer shall not be included in the determination of whether a Commercial Loan is a Material Mortgage Loan; provided, however, that (x) the Servicer has received a negative pledge from the Obligor with respect to any additional encumbrances on such real property, (y) the Servicer has received, as Collateral for such Commercial Loan, a pledge of at least 50.1% of the voting securities of such Obligor and (z) the Commercial Loan requires that all the net proceeds from the sale of such real property be used either to prepay a portion of such Commercial Loan or be used in the Obligor's business.

     (h) The definition of "Supplemental Interest" is hereby amended in its entirety to read as follows:

               SUPPLEMENTAL INTERESTS:  Warrants or other similar interests
               ----------------------
          received by the Originator (other than those purchased by the Originator for fair market value) (x) as consideration for originating a Commercial Loan described in clause (i) of the definition thereof (or (y) as consideration for originating certain other loans, which loans are not being transferred to the Trust) and that are identified on the Schedule of Supplemental Interests attached hereto, as such Schedule may be amended from time to time as agreed upon between the Originator and the Majority Noteholders.

          10. Exhibit K to the Sale and Servicing Agreement (Servicer's Certificate) is hereby amended in its entirety to read as set forth on the attachment hereto.

          11. This Amendment No. 2 shall become effective when satisfactory evidence is presented to First Union Securities, Inc. that all conditions precedent set forth under the heading "Initial Amendments" in the letter agreement dated as of June 6, 2001 between First Union Securities, Inc. and the Originator have been satisfied.

          12. Except as otherwise set forth herein, the Sale and Servicing Agreement shall continue in full force and effect in accordance with its terms.

          13. This Amendment No. 2 may be executed in one or more counterparts, each of which, when so executed, shall be deemed an original; such counterparts, together, shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to the Sale and Servicing Agreement as of the day and year first above written.



                                           MCG MASTER TRUST

                                           By: MCG CREDIT CORPORATION

                                           By: ___________________________
                                               Name:
                                               Title:

                                           MCG FINANCE CORPORATION II, as
                                            Seller

                                           By: ___________________________
                                               Name:
                                               Title:

                                           MCG CREDIT CORPORATION, as
                                            Originator and Servicer

                                           By: ___________________________
                                               Name:
                                               Title:

CONSENTED TO:

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, formerly known as Norwest Bank Minnesota, National Association, not in its individual capacity but solely as Indenture Trustee

By: ________________________



FIRST UNION SECURITIES, INC.,
  as Administrative Agent


By: ________________________
    Name:
    Title:



VARIABLE FUNDING CAPITAL CORPORATION,
 as Sole Noteholder


By: FIRST UNION SECURITIES, INC.,
    As attorney-in-fact

By: _______________________________
    Name:
    Title:

                                                                         ANNEX A


Section 2.04  Delivery of Commercial Loan Files.

     I.  Deliveries as of the Closing Date.  On or prior to the Closing Date,
         ---------------------------------
the Seller will deliver or cause to be delivered to the Indenture Trustee each of the following documents:

         (a) A blanket assignment of all of Seller's right, title and interest to all Collateral securing the Commercial Loans at any time transferred to the Trust, including without limitation, all rights under applicable guarantees and insurance policies, such assignment shall be in the name of Norwest Bank Minnesota, National Association (n/k/a Wells Fargo Bank Minnesota, National Association), its successors and assigns, as indenture trustee under the Indenture relating to MCG Master Trust;

         (b) Irrevocable powers of attorney of the Originator, the Seller and the Issuer to the Indenture Trustee to execute, deliver, file or record and otherwise deal with the Collateral for the Commercial Loans at any time transferred to the Trust in accordance with this Agreement. The powers of attorney will be delegable by the Indenture Trustee to the Servicer and any successor servicer and will permit the Indenture Trustee or its delegate to prepare, execute and file or record UCC financing statements and notices to insurers; and

         (c) Blanket UCC-1 financing statements identifying by type all UCC collateral for the Commercial Loans to be transferred to the Trust as Collateral under the Indenture and naming the Trust and the Indenture Trustee, as assignee of the Trust, as "Secured Party" and the Seller as the "Debtor". The UCC-1 financing statements will be filed promptly following the Closing Date in Virginia and will be in the nature of protective notice filings rather than true financing statements.

     II.  Initial Deliveries for the Transfer of a Commercial Loan.  By 2:00
          --------------------------------------------------------
P.M. (central time) at least two Business Days prior to the initial Transfer Date for a Commercial Loan, the Seller will deliver or cause to be delivered to the Indenture Trustee each of the following documents, as applicable, with respect to such Commercial Loan:

         (a)  Promissory Note with Endorsements.  The original Commercial Loan
              ---------------------------------
     Note, endorsed by means of an allonge as follows: "Pay to the order of Wells Fargo Bank Minnesota, National Association (f/k/a Norwest Bank Minnesota, National Association), and its successors and assigns, not in its individual capacity but solely as Indenture Trustee under that certain Indenture dated as of June 1, 2000 (as amended from time to time), relating to MCG Master Trust, without recourse" and signed, by facsimile or manual
                                            ---
     signature, in the name of Trust by a Responsible Officer of the Servicer, with all prior and intervening endorsements showing a complete chain of endorsement from the Originator to the Trust; and

         (b) Loan Agreement. A copy of the related loan agreement (which may be included in the Commercial Loan Note if so indicated in the Commercial Loan Checklist), together with a copy of all amendments and modifications
                      -------- ----
     thereto as of the date of such initial transfer; and

         (c)  Security Agreement.  If the Originator is the only lender under
              ------------------
     the credit facility or if the Originator is the collateral agent for a
                         --
     syndicate of lenders under the credit facility, then a copy of the related
                                                     ----
     security agreement signed by the primary Obligor, together with a copy of
                                                       -------- ----
     all amendments and modifications thereto as of the date of such initial transfer; and

         (d)  Commercial Loan Checklist.  If the Originator is the only lender
              -------------------------
     under the credit facility or if the Originator is the collateral agent for
                               --
     a syndicate of lenders under the credit facility, then a copy of the
                                                       ----
     Commercial Loan Checklist identifying the substantive credit and collateral documents to be executed and/or delivered in connection with such Commercial Loan; and

         (e)  Material Mortgage Documents.  If the Originator is the only
              ---------------------------
     lender under the credit facility or if the Originator is the collateral
                                      --
     agent for a syndicate of lenders under the credit facility, and the
                                                                 ---
     Commercial Loan is a Material Mortgage Loan as identified by the Seller, then the documents listed on Exhibit A hereof, as and to the extent
     ----                                 -
     required thereby; and

         (f)  Loan Assignment Document.  If the Originator acquired the
              ------------------------
     Commercial Loan by assignment directly from another lender, then an
                                                                 ----
     original assignment agreement between the selling lender and the Originator.

     Additional Fundings - Existing Documents.  Notwithstanding the foregoing,
     ----------------------------------------
for Additional Fundings relating to a Commercial Loan for which the applicable documents listed in (a) through (f) above were previously delivered to the Indenture Trustee, the Seller need only deliver to the Indenture Trustee by 2:00 P.M. (central time) two Business Days prior to the related Transfer Date a copy of the advance request received from the related Obligor.

     Additional Fundings - Revised Documents.  Further notwithstanding the
     ---------------------------------------
foregoing, for Additional Fundings relating to an amendment to a Commercial Loan for which documents were previously delivered to the Indenture Trustee, the Seller need only deliver to the Indenture Trustee by 2:00 P.M. (central time) two Business Days prior to the related Transfer Date, a copy of the amendments, restatements and/or replacements of those documents being amended, restated and/or replaced that are required to be delivered by Seller to the Indenture Trustee under (a) through (f) above.

     Swingline Advances.  Further notwithstanding the foregoing, with respect to
     ------------------
any transfer of a Commercial Loan (or an Additional Funding) that is made in connection with repaying a Swingline Advance pursuant to Article X of the Note Purchase Agreement, all references in this Section 2.04(II) and in Exhibit A hereto to documents being delivered to the Indenture Trustee by 2:00 P.M. (central time) two Business Days prior to the related Transfer Date shall instead be deemed to mean by 2:00 P.M. (central time) one Business Day prior to the related Transfer Date. The term "Swingline Advance" shall have the meaning set forth in Amendment No. 1 to the Note Purchase Agreement (which agreement is defined in the Terms Supplement relating to the Series 2000-1 Notes).

     III.  Supplement Deliveries within 10 Business Days of Transfer of a
           --------------------------------------------------------------
Commercial Loan.  Within ten Business Days after the Transfer Date for a
---------------
Commercial Loan, the Seller will deliver or cause to be delivered to the Indenture Trustee each of the following documents (as and to the extent identified in the related Commercial Loan Checklist) relating to a Commercial Loan that was transferred on such Transfer Date:

         (a)  Supplemental Interests - Warrant Certificates.  For each
              ---------------------------------------------
     Supplemental Interest evidenced by a warrant certificate, the original warrant certificate, endorsed by means of an allonge as follows: "Pay to the order of Wells Fargo Bank Minnesota, National Association (f/k/a Norwest Bank Minnesota, National Association), and its successors and assigns, not in its individual capacity but solely as Indenture Trustee under that certain Indenture dated as of June 1, 2000 (as amended from time to time), relating to MCG Master Trust, without recourse" and signed, by facsimile or manual signature in the name of the Originator; and

         (b)  Supplemental Interests - Other Than Warrant Certificates.  For
              --------------------------------------------------------
     each Supplemental Interest evidenced by an agreement or instrument other than a warrant certificate, a copy of such agreement or instrument; and

         (c)  Guaranties.  If the Originator is the only lender under the
              ----------
     credit facility or if the Originator is the collateral agent for a syndicate of lenders under the credit facility, then a copy of any related
                                                     ----
     guarantees then executed in connection with such Commercial Loan; and

         (d)  Financing Statements.  If the Originator is the only lender
              --------------------
     under the credit facility or if the Originator is the collateral agent
                               --
     for a syndicate of lenders under the credit facility, then a copy of all
                                                           ----
     UCC financing statements filed or to be filed securing the related Collateral naming the Originator as "Secured Party" that have been filed or that are otherwise necessary to satisfy the standard in Section 3.02(gg); and

         (e)  Stock Certificates.  If the Originator is the only lender under
              ------------------
     the credit facility or if the Originator is the collateral agent for a
                         --
     syndicate of lenders under the credit facility, and the Collateral includes
                                                     ---
     a pledge of stock, then the original stock certificate serving as
                        ----
     Collateral for such Commercial Loan, along with a stock power executed in blank by the holder of such certificate.

     IV.  Final Deliveries within 120 Business Days of Transfer of a Commercial
          ---------------------------------------------------------------------
Loan. Within 120 days after each Transfer Date, the Seller will deliver or cause
----
to be delivered to the Indenture Trustee each of the following documents for each Commercial Loan that was transferred on such Transfer Date:

         (a)  Financing Statements.  If the Originator is the only lender
              --------------------
     under the credit facility or if the Originator is the collateral agent
                               --
     for a syndicate of lenders under the credit facility, then the original
                                                           ----
     returned stamped version (or copy thereof) of all UCC financing statements filed securing the related Collateral naming the Originator as "Secured Party"; and

         (b)  Other Operative Deliverables.  If the Originator is the only
              ----------------------------
     lender under the credit facility or if the Originator is the collateral
                                      --
     agent for a syndicate of lenders under the credit facility, then all other
                                                                 ----
     items listed in the related Commercial Loan Checklist that have not previously been delivered to the Indenture Trustee, or a certificate from a Responsible Officer of the Seller that such delivery has been waived consistent with the prudent lending practices and the Credit and Collection Policy of the Seller and such waiver shall not have a material adverse effect on the Noteholders.

     All Commercial Loan documents required to be delivered under this Section
2.04 and held by the Indenture Trustee as to each Commercial Loan (together with any other documents relating to such Commercial Loan that are delivered to the Indenture Trustee from time to time) are referred to herein as the "Indenture Trustee's Document File."

     Although it is the intent of the parties to this Agreement that the conveyance of the Seller's right, title and interest in and to the Commercial Loans and other assets in the Trust Fund pursuant to this Agreement shall constitute a purchase and sale and not a loan, in the event that such conveyance is deemed to be a loan, it is the intent of the parties to this Agreement that the Seller shall be deemed to have granted, and hereby does grant, to the Trust a security interest (which will be perfected and of first priority upon filing of a UCC-1 financing statement naming the Seller as "Debtor" and the Indenture Trustee as "Secured Party" with the Secretary of State of the Commonwealth of Virginia and/or the Indenture Trustee taking possession with endorsements as agent for the Issuer) in all of the Seller's right, title and interest in, to and under the Commercial Loans and other assets in the Trust Fund (other than the Transferor's Interest, if any, and the Retained Interest), and that this Agreement shall constitute a security agreement under applicable law.

     All recording required pursuant to this Section 2.04 shall be accomplished by and at the expense of the Servicer.

                      EXHIBIT K - SERVICER'S CERTIFICATE


                                     MCG
                         MASTER TRUST SERVICER REPORT


                                                                              ------------------
Due Period ending on:                                                               1/0/00
                                                                              ------------------

Facility Amount
Number of Eligible Loans
3 Largest Obligor Outstandings

Aggregate Outstanding Loan Balance (AOLB) at end of prior Due Period
Aggregate Outstanding Loan Balance (AOLB) at end of current Due Period

Advances Outstanding at end of prior Due Period
Advances Outstanding at end of current Due Period


--------------------------------------------
   APPLICABLE PERCENTAGE (for all Series)
--------------------------------------------
Series 2000-1
Transferors Interest

---------------------------------------------------------------------------
                        SERVICER TERMINATION EVENT                                 Covenant          Actual
---------------------------------------------------------------------------          Level           Level

    MINIMUM CONSOLIDATED SHAREHOLDER'S EQUITY for EACH DUE PERIOD
---------------------------------------------------------------------------
 (a) Base level
 (b) Aggregate Outstanding Principal Balance of all Loans
 (c) Minimum Percentage Applied
Product of (b) and (c)
Minimum Consolidated Shareholder's Equity (Greater of Base Level or 15% times
 Aggregate Outstanding Principal Balance of all Loans)
 Actual Shareholder's Equity  (as of 3/31/01)

---------------------------------------------------------------------------
                         CONCENTRATION REPORT                                       Covenant         Actual
---------------------------------------------------------------------------
                     Attach supporting calculations                                  Level           Level
1. Geographic Concentration (Loan to Obligors in a single state may not               25%
exceed 25%; state concentration to be determined by revenues)


2. Industry Concentration (Loans to a single industry segment may not exceed the following):
    Radio                                                                                     35%
    Television                                                                                35%
    Publishing                                                                                35%
    Community Newspapers                                                                      40%
    Telecommunication                                                                         25%
    Business Information Services                                                             25%
    Technology                                                                                20%
    Security Alarm Leasing Companies                                                          20%
    Paging                                                                                    15%
    Towers                                                                                    20%
    Internet Service Provider                                                                 15%
    E-commerce                                                                                15%
    Other                                                                                     15%
    Any sub-segment of Telecommunication                                                      15%
3. Single Obligor Outstanding may not exceed $20MM                                   $20,000,000
4. Six Largest Loan Outstandings  (may not exceed the greater of: $90MM or           $90MM or 40%
40%)
5. Average Obligor size (may not exceed $8MM)                                        $ 8,000,000
6. Weighted Average Life (may not exceed 6.5 years)                                         6.50
7. Risk Rating (weighted average risk rating may not exceed 5.75)                           5.75
8. Risk Rated 7 Limit (sum of all Loans with risk rating of 7 may not exceed                12.5%
12.5%)
9. Risk Rated 7 + material restructurings of Risk Rated 6 Limit (20%)                       20.0%
10. Risk Rated 7 Industry Limit (sum of all Loans to single industry segment                  10%
with risk rating of 7 may not exceed 10%)
11. Risk Rated 8, 9, 10 Limit (0%)                                                             0%
                                                                                  --------------

---------------------------------------------------------------------------
                        SUBSTITUTION CALCULATION                                         Covenant       Actual
---------------------------------------------------------------------------                Level         Level

In no event may the aggregate Principal Balance of Delinquent Loans and
Charged-Off Loans purchased or substituted for pursuant to Section 2.10 of the Sales and Servicing Agreement exceed, in any one year, 15% of the
Facility Amount                                                                               15%
                                                                                  --------------
In no event may the aggregate Principal Balance of all other Commercial Loans purchased or substituted for pursuant to Section 2.10 of the Sales and
Servicing Agreement exceed, in any one year, 15% of the Facility Amount.                      15%
                                                                                  --------------

Number and amounts of all Commercial Loans Purchased or Subsituted for (or           $Amount
otherwise removed from the Trust during Due Period)                              --------------
Loan Name                                                                       $             -
Loan Name                                                                       $             -
Loan Name                                                                       $             -
                                                                                ---------------
Total                                                                           $             -
                                                                                ===============


------------------------------------------------------------------------------
                  PRINCIPAL SCHEDULE
------------------------------------------------------------------------------
                                                                                    $Amount
                                                                                ----------------
Principal Balance at beginning of current Due Period
Less: Scheduled Principal payments
Less: Curtailments
Less: Payoffs
Less: Purchases
Add: New fundings                                                               ----------------
Principal Balance at end of current Due Period
                                                                                ================

                                                                                    $Amount
                                                                                ----------------
Number and Principal Balances of all Commerical Loans subject to Prepayments during the Due Period
Loan Name
Loan Name
Loan Name                                                                       ----------------
Total = 0 loans
                                                                                ================

Number and Principal Balances of all Delinquent Loans at the end of the Due         $Amount
Period                                                                         ----------------
Sabot
Loan Name
Loan Name                                                                       ----------------
Total = one loans
                                                                                ================

Number and Principal Balances of all Charged-Off Loans during the Due Period        $Amount
                                                                                ----------------
Loan Name                                                                       $             -
Loan Name                                                                       $             -
Loan Name                                                                       $             -
                                                                                ---------------
Total = zero loans                                                              $             -
                                                                                ===============

------------------------------------------------------------------------------
              TRUST CASH RECONCILIATION REPORT for the Principal
                             and Interest Account
------------------------------------------------------------------------------

Billings                                                                            $ Amount
                                                                                ----------------
Total of Billed Principal
Total of Billed Interest                                                        ----------------
Total Billed Interest and Principal
                                                                                ================

Collections
Total Collections on Principal
Total Collections on Interest
Total Collections on Other                                                      ----------------
Total Collections
                                                                                ================


Difference in Collections and Billings*
* Interest on Permitted Investments

------------------------------------------------------------------------------
                  DELINQUENCY SCHEDULE
------------------------------------------------------------------------------
                                                                                    $ Amount          % AOLB
                                                                                ----------------   -------------

Days Past Due (after applicable grace period in accordance with the MCG
Credit and Collection Policy)
1 to 30 days
31 to 60 days
61 to 90 days
91 to 120 days
121 to 180 days
181to 365 days
over 365 days
Foreclosure
REO Property
                                                                              -------------------------------
Total Delinquency
                                                                              ===============================


-----------------------------------------------------
       RISK RATING MIGRATION FOR TRUST COLLATERAL                                  Prior Period $      % AOLB
-------------------------------------------------------------------------------------------------------------
Credit Grade 1
Credit Grade 2
Credit Grade 3
Credit Grade 4
Credit Grade 5
Credit Grade 6
Credit Grade 7
Credit Grade 8
Credit Grade 9
Credit Grade 10
                                                                              -------------------------------
AOLB for Prior Period
                                                                              ===============================

                                                                                Current Period $     % AOLB
                                                                              -------------------------------
Credit Grade 1
Credit Grade 2
Credit Grade 3
Credit Grade 4
Credit Grade 5
Credit Grade 6
Credit Grade 7
Credit Grade 8
Credit Grade 9
Credit Grade 10




                                                                              -------------------------------
AOLB Current Period
                                                                              ===============================
                                                                                                                   Industry
List of Grade 7 or higher Loans - end of Prior Period                               Balance        Commitment       Segment
                                                                                $         -                  -




                                                                                                                   Industry
Loans added to Grade 7 - during Current Period                                      Balance        Commitment       Segment



                                                                                                                   Industry
Loans moved out of Grade 7 - during Current Period                                  Balance        Commitment       Segment
                                                                                $         -                 -

                                                                                                                   Industry
List of Grade 7 or higher Loans - end of Current Period                             Balance        Commitment       Segment

MCG Master Trust
Servicing Fee Calculation



Period         Period                                 Commercial
Start            End     # Of   Principal    Loan        Loans        Fee       Fee
Date            Date     Days   Payments   Additions  Outstanding  Percentage  Amount
-------------------------------------------------------------------------------------






                                                                             --------
Total for April 2001                                                                -
                                                                             ========

                      SCHEDULE OF SUPPLEMENTAL INTERESTS

Obligor                       Type of Supplemental Interest             Value
-------                       -----------------------------             -----
Netplexus Corporation           Preferred Stock                       $765,805

The Media Club LLC              LLC Membership Interests              $ 60,000

Talk America Holdings, Inc.     Warrant for Common Stock              $ 24,750
                                                                      --------
  Total:                                                              $850,555
                                                                      ========